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Exhibit 10.1

    For Purchases Direct From Supplier
Subject to Competitive Bid Process

SUPPLIER AGREEMENT

between

NOVATION, LLC

and

Specialty Laboratories, Inc.

LB00051

Replaces Agreement LAB442 for VHA members

     * CONFIDENTIAL TREATMENT IS REQUESTED FOR CONFIDENTIAL INFORMATION ENCLOSED IN THE BRACKETS AND UNDERLINED.

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5.	PRODUCT QUALITY		4
	a.	Free From Defects	4
	b.	Product Compliance	4
	c.	Patent Infringement	5
	d.	Product Condition	5
	e.	Recall of Products	5
	f.	Shelf Life	5
6.	CENTURY COMPLIANCE		5
	a.	Definitions	5
	b.	Representations.	6
	c.	Remedies	6
	d.	Noncompliance Notice	6
	e.	Survival	6
7.	REPORTS AND OTHER INFORMATION REQUIREMENTS		6
	a.	Report Content	6
	b.	Report Format and Delivery	7
	c.	Other Information Requirements	7
8.	OBLIGATIONS OF NOVATION		7
	a.	Information to Members	7
	b.	Marketing Services	7
9.	MARKETING FEES		7
	a.	Calculation	7
	b.	Payment	8
10.	ADMINISTRATIVE DAMAGES		8
11.	NONPAYMENT OR INSOLVENCY OF A MEMBER		9

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12.	INSURANCE		9
	a.	Policy Requirements	9
	b.	Self-Insurance	9
	c.	Amendments, Notices and Endorsements	9
13.	COMPLIANCE WITH LAW AND GOVERNMENT PROGRAM PARTICIPATION		9
	a.	Compliance With Law	9
	b.	Government Program Participation	9
14.	RELEASE AND INDEMNITY		10
15.	BOOKS AND RECORDS; FACILITIES INSPECTIONS		10
16.	USE OF NAMES, ETC		10
17.	CONFIDENTIAL INFORMATION		11
	a.	Nondisclosure	11
	b.	Definition	11
18.	MISCELLANEOUS		11
	a.	Choice of Law	11
	b.	Not Responsible	11
	c.	Third Party Beneficiaries	11
	d.	Notices	11
	e.	No Assignment	12
	f.	Severability	12
	g.	Entire Agreement	12

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INDEX OF DEFINED TERMS

PAGE
Agreed Percentage	10
Award Letter	1
Award Prices	1
Bid	1
Calendar-Related	7
Century Noncompliance	7
Clients	1
Confidential Information	14
Effective Date	3
FDA	12
Federal health care program	12
Gregorian calendar	7
Guidebook	9
Indemnitees	12
Legal Requirements	12
Marketing Fees	9
Members	1
Non-Price Specifications	1
Novation	1
Novation Database	1
Reporting Month	8
Special Conditions	1
Systems	7
Term	3
timely	8

NOVATION, LLC

SUPPLIER AGREEMENT

1.  INTRODUCTION.

    a.  Purchasing Opportunities for Members.  Novation, LLC ("Novation") is engaged in providing purchasing opportunities with respect to high quality products and services to participating health care providers ("Members"). Members are entitled to participate in Novation's programs through their membership or other participatory status in any of the following client organizations: VHA Inc., University HealthSystem Consortium, and HealthCare Purchasing Partners International, LLC (collectively, "Clients"). Novation is acting as the exclusive agent for each of the Clients and certain of each Client's subsidiaries and affiliates, respectively, (and not collectively), with respect to this Agreement. A current listing of Members is maintained by Novation in the electronic database, described in the Guidebook referred to in Subsection 7.c below ("Novation Database"). A provider will become a "Member" for purposes of this Agreement at the time Novation adds the provider to the Novation Database and will cease to be a "Member" for such purposes at the time Novation deletes the provider from the Novation Database.

    b.  Supplier.  Supplier is the manufacturer of products listed on Exhibit A, the provider of installation, training and maintenance services for such products, and the provider of any other services listed on Exhibit A (such products and/or services are collectively referred to herein as "Products").

    c.  Bid.  Supplier has responded to Novation's Invitation to Bid by submitting its written offer ("Bid") to Novation consisting of this Agreement, the listing of Products and pricing therefor ("Award Prices") attached hereto as Exhibit A, the other specifications attached hereto as Exhibit B ("Non-Price Specifications"), the Special Conditions attached hereto as Exhibit C ("Special Conditions"), and any other materials required to be submitted in accordance with the Bid Instructions.

2.  CONTRACT AWARD.

    a.  Letter of Award.  By executing and delivering the Letter of Award attached hereto as Exhibit D ("Award Letter") to Supplier, Novation will have accepted the Bid, and Novation and Supplier therefore agree that Supplier will make the Products available for purchase by the Members at the Award Prices in accordance with the terms of this Agreement; provided, however, that Novation's award of this Agreement to Supplier will not constitute a commitment by any person to purchase any of the Products. No obligations of Novation set forth in this Agreement will be valid or enforceable against Novation unless and until the Award Letter has been duly executed by Novation and attached as an exhibit hereto. Supplier acknowledges that, in making its award to Supplier, Novation has materially relied on all representations, warranties and agreements made by Supplier as part of the Bid and that all such representations, warranties and agreements will survive acceptance of the Bid.

    b.  Optional Purchasing Arrangement.  Novation and Supplier agree that each Member will have the option of purchasing the Products under the terms of this Agreement or under the terms of any other purchasing or pricing arrangement that may exist between such Member and Supplier at any time during the Term; provided, however, that, regardless of the arrangement, Supplier will comply with Sections 7 and 9 below. If any Member uses any other purchasing or pricing arrangement with Supplier when ordering products covered by any contract between Supplier and Novation, Supplier will notify such Member of the pricing and other significant terms of the applicable Novation contract.

    c.  Market Competitive Terms.  Supplier agrees that the prices, quality, value and technology of all Products purchased under this Agreement will remain market competitive at all times during the Term. Supplier agrees to provide prompt written notice to Novation of all [***]* Supplier will [***]* applicable to the purchase of the Products as necessary to assure market competitiveness. If at any time

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during the Term Novation receives information from any source suggesting that [***]*, Novation may provide written notice of such information to Supplier, and Supplier will, [***]*.

    d.  Changes in Award Prices.  Unless otherwise expressly agreed in any exhibit to this Agreement, the Award Prices will not be increased and any discount will not be eliminated or reduced during the Term. In addition to any changes made to assure market competitiveness, Supplier may lower the Award Prices or increase any discount applicable to the purchase of the Products at any time.

    e.  Notification of Changes in Pricing Terms.  Supplier will provide not less than sixty (60) days' prior written notice to Novation and not less than forty-five (45) days' prior written notice to all Members of any change in pricing terms permitted or required by this Agreement. For purposes of the foregoing notification requirements, a change in pricing terms will mean any change that affects the delivered price to the Member, including, without limitation, changes in list prices, discounts or pricing tiers or schedules. Such prior written notice will be provided in such format and in such detail as may be required by Novation from time to time, and will include, at a minimum, sufficient information to determine line item pricing of the Products for all affected Members.

    f.  Underutilized Businesses.  Certain Members may be required by law, regulation and/or internal policy to do business with underutilized businesses such as Minority Business Enterprises (MBE), Disadvantaged Business Enterprises (DBE), Small Business Enterprises (SBE), Historically Underutilized Businesses (HUB) and/or Women-owned Business Enterprises (WBE). To assist Novation in helping Members meet these requirements, Supplier will comply with all Novation policies and programs with respect to such businesses and will provide, on request, Novation or any Member with statistical or other information with respect to Supplier's utilization of such businesses as a vendor, distributor, contractor or subcontractor.

3.  TERM AND TERMINATION.

    a.  Term.  This Agreement will be effective as of the effective date set forth in the Award Letter ("Effective Date"), and, unless sooner terminated, will continue in full force and effect for the initial term set forth in the Non-Price Specifications and for any renewal terms set forth in the Non-Price Specifications by Novation's delivery of written notice of renewal to Supplier not less than ten (10) days prior to the end of the initial term or any renewal term, as applicable. The initial term, together with the renewal terms, if any, are collectively referred to herein as the "Term."

    b.  Termination by Novation.  Novation may terminate this Agreement at any time for any reason whatsoever by delivering not less than ninety (90) days' prior written notice thereof to Supplier. In addition, Novation may terminate this Agreement immediately by delivering written notice thereof to Supplier upon the occurrence of either of the following events:

        (1) Supplier breaches this Agreement; or

        (2) Supplier becomes bankrupt or insolvent or makes an unauthorized assignment or goes into liquidation or proceedings are initiated for the purpose of having a receiving order or winding up order made against Supplier, or Supplier applies to the courts for protection from its creditors.

Novation's right to terminate this Agreement due to Supplier's breach in accordance with this Subsection is in addition to ally other rights and remedies Novation, the Clients or the Members may have resulting from such breach, including, but not limited to, Novation's and the Clients' right to recover all loss of Marketing Fees resulting from such breach through the date of termination and for one hundred eighty (180) days thereafter.

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    c.  Termination by Supplier.  Supplier may terminate this Agreement at any time for any reason whatsoever by delivering not less than one hundred eighty (180) days' prior written notice thereof to Novation.

4.  PRODUCT SUPPLY.

    a.  Delivery and Invoicing.  On and after the Effective Date, Supplier agrees to deliver Products ordered by the Members to the Members, FOB destination, and will direct its invoices to the Members in accordance with this Agreement. Supplier agrees to prepay and absorb charges, if any, for transporting Products to the Members. Payment terms are [***]*. Supplier will make whatever arrangements are reasonably necessary with the Members to implement the terms of this Agreement; provided, however, Supplier will not impose any purchasing commitment on any Member as a condition to the Member's purchase of any Products pursuant to this Agreement.

    b.  Product Fill Rates; Confirmation and Delivery Times.  Supplier agrees to provide product fill rates to the Members of greater than [***]*, calculated as line item orders. Supplier will provide confirmation of orders from Members via the electronic data interchange described in the Guidebook referred to in Subsection 7.c below within two (2) business days after placement of the order and will deliver the Products to the Members within ten (10) business days after placement of the order.

    c.  Bundled Terms.  Supplier agrees to give Novation prior written notice of any offer Supplier makes to any Member to sell products that are not covered by this Agreement in conjunction with Products covered by this Agreement under circumstances where the Member has no real economic choice other than to accept such bundled terms.

    d.  Discontinuation of Products; Changes in Packaging.  Supplier will have no unilateral right to discontinue any of the Products or to make any changes in packaging which render any of the Products substantially different in use, function or distribution. Supplier may request Novation in writing to agree to a proposed discontinuation of any Products or a proposed change in packaging for any Products at least ninety (90) days prior to the proposed implementation of the discontinuation or change. Under no circumstances will any Product discontinuation or packaging changes be permitted under this Agreement without Novation's agreement to the discontinuation or change. In the event Supplier implements such proposed discontinuation or change without Novation's agreement thereto in writing, in addition to any other rights and remedies Novation or the Members may have by reason of such discontinuation or change, (i) Novation will have the right to terminate any or all of the Product(s) subject to such discontinuation or change or to terminate this Agreement in its entirety immediately upon becoming aware of the discontinuation or change or any time thereafter by delivering written notice thereof to Supplier; (ii) the Members may purchase products equivalent to the discontinued or changed Products from other sources and Supplier will be liable to the Members for all reasonable costs in excess of the Award Prices plus any other damages which they may incur; and (iii) Supplier will be liable to Novation and the Clients for any loss of Marketing Fees resulting from such unacceptable discontinuation or change plus any other damages which they may incur.

    e.  Replacement or New Products.  Supplier will have no unilateral right to replace any of the Products listed in Exhibit A with other products or to add new products to this Agreement. Supplier may request Novation in writing to agree to a replacement of any of the Products or the addition of a new product that is closely related by function or use to an existing Product at least sixty (60) days prior to the proposed implementation of the replacement or to the new product introduction. Under no circumstances will any Product replacement or new product addition to this Agreement be permitted without Novation's agreement to the replacement or new product.

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    f.  Member Services.  Supplier will consult with each Member to identify the Member's policies relating to access to facilities and personnel. Supplier will comply with such policies and will establish a specific timetable for sales calls by sales representatives to satisfy the needs of the Member. Supplier will promptly respond to Members' reasonable requests for verification of purchase history. If requested by Novation or any Members, Supplier will provide, at Supplier's cost, on-site inservice training to Members' personnel for pertinent Products.

    g.  Product Deletion.  Notwithstanding anything to the contrary contained in this Agreement, Novation may delete any one or more of the Products from this Agreement at any time, at will and without cause, upon not less than sixty (60) days' prior written notice to Supplier.

    h.  Return of Products.  Any Member, in addition to and not in limitation of any other rights and remedies, will have the right to return Products to Supplier under any of the following circumstances: (1) the Product is ordered or shipped in error; (2) the Product is no longer needed by the Member due to deletion from its standard supply list or changes in usage patterns, provided the Product is returned at least six (6) months prior to its expiration date and is in a re-salable condition; (3) the Product is received outdated or is otherwise unusable; (4) the Product is received damaged, or is defective or nonconforming; (5) the Product is one which a product manufacturer or supplier specifically authorizes for return; and (6) the Product is recalled. Supplier agrees to accept the return of Products under these circumstances without charge and for full credit.

    i.  Failure to Supply.  In the event of Supplier's failure to perform its supply obligations in accordance with the terms of this Section 4, the Member may purchase products equivalent to the Products from other sources and Supplier will be liable to the Member for all reasonable costs in excess of the Award Prices plus any other damages which they may incur. In such event, Supplier will also be liable to Novation and the Clients for any loss of Marketing Fees resulting from such failure plus any other damages which they may incur. The remedies set forth in this Subsection are in addition to any other rights and remedies Novation, the Clients or the Members may have resulting from such failure.

5.  PRODUCT QUALITY

    a.  Free From Defects.  Supplier warrants the Products against defects in material, workmanship, design and manufacturing. Supplier will make all necessary arrangements to assign such warranty to the Members. Supplier further represents and warrants that the Products will conform to the specifications, drawings, and samples furnished by Supplier or contained in the Non-Price Specifications and will be safe for their intended use. If any Products are defective and a claim is made by a Member on account of such defect, Supplier will, at the option of the Member, either replace the defective Products or credit the Member. Supplier will bear all costs of returning and replacing the defective Products, as well as all risk of loss or damage to the defective Products from and after the time they leave the physical possession of the Member. The warranties contained in this Subsection will survive any inspection, delivery, acceptance or payment by a Member. In addition, if there is at any time wide-spread failure of the Products, the Member may return all said Products for credit or replacement, at its option. This Subsection and the obligations contained herein will survive the expiration or earlier termination of this Agreement. The remedies set forth in this Subsection are in addition to and not a limitation on any other rights or remedies that may be available against Supplier.

    b.  Product Compliance.  Supplier represents and warrants to Novation, the Clients and the Members that the Products are, if required, registered, and will not be distributed, sold or priced by Supplier in violation of any federal, state or local law. Supplier represents and warrants that as of the date of delivery to the Members all Products will not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act and will not violate or cause a violation of any applicable law, ordinance, rule, regulation or order. Supplier agrees it will comply with all applicable Good

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Manufacturing Practices and Standards contained in 21 C.F.R. Parts 210, 211, 225, 226, 600, 606, 610, 640, 660, 680 and 820. Supplier represents and warrants that it will provide adequate warnings and instructions to inform users of the Products of the risks, if any, associated with the use of the Products. Supplier's representations; warranties and agreements in this Subsection will survive the expiration or earlier termination of this Agreement.

    c.  Patent Infringement.  Supplier represents and warrants that sale or use of the Products will not infringe any United States patent. Supplier will, at its own expense, defend every suit which will be brought against Novation or a Member for any alleged infringement of any patent by reason of the sale or use of the Products and will pay all costs, damages and profits recoverable in any such suit. This Subsection and the obligations contained herein will survive the expiration or earlier termination of this Agreement. The remedies set forth in this Subsection are in addition to and not a limitation on any other rights or remedies that may be available against Supplier.

    d.  Product Condition.  Unless otherwise stated in the Non-Price Specifications or unless agreed upon by a Member in connection with Products it may order, all Products will be new. Products which are demonstrators, used, obsolete, seconds, or which have been discontinued are unacceptable unless otherwise specified in the Non-Price Specifications or the Member accepts delivery after receiving notice of the condition of the Products.

    e.  Recall of Products.  Supplier will reimburse Members for any cost associated with any Product corrective action, withdrawal or recall requested by Supplier or required by any governmental entity. In the event a product recall or a court action impacting supply occurs, Supplier will notify Novation in writing within twenty-four (24) hours of any such recall or action. Supplier's obligations in this Subsection will survive the expiration or earlier termination of this Agreement.

    f.  Shelf Life.  Sterile Products and other Products with a limited shelf life sold under this Agreement will have the longest possible shelf life and the latest possible expiration dates. Unless required by stability considerations, there will not be less than an eighteen (18) month interval between a Product's date of delivery by Supplier to the Member and its expiration date.

6.  CENTURY COMPLIANCE.

    a.  Definitions.  For purposes of this Section, the following terms have the respective meanings given below:

        (1) "Systems" means any of the Products, systems of distribution for Products and Product manufacturing systems that consist of or include any computer software, computer firmware, computer hardware (whether general or special purpose), documentation, data, and other similar or related items of the automated, computerized, and/or software systems that are provided by or through Supplier or utilized to manufacture or distribute the Products provided by or through Supplier pursuant to this Agreement, or any component part thereof, and any services provided by or through Supplier in connection therewith.

        (2) "Calendar-Related" refers to date values based on the "Gregorian calendar" (as defined in the Encyclopedia Britannica, 15th edition, 1982, page 602) and to all uses in any manner of those date values, including without limitation manipulations, calculations, conversions, comparisons, and presentations.

        (3) "Century Noncompliance" means any aspects of the Systems that fail to satisfy the requirements set forth in Subsection 6.b below.

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    b.  Representations.  Supplier warrants, represents and agrees that the Systems satisfy the following requirements:

        (1) In connection with the use and processing of Calendar-Related data, the Systems will not malfunction, will not cease to function, will not generate incorrect data, and will not produce incorrect results.

        (2) In connection with providing Calendar-Related data to and accepting Calendar-Related data from other automated, computerized, and/or software systems and users via user interfaces, electronic interfaces, and data storage, the Systems represent dates without ambiguity as to century.

        (3) The year component of Calendar-Related data that is provided by the Systems to or that is accepted by the Systems from other automated, computerized, and/or software systems and user interfaces, electronic interfaces, and data storage is represented in a four-digit CCYY format, where CC represents the two digits expressing the century and YY represents the two digits expressing the year within that century (e.g., 1996 or 2003).

        (4) Supplier has verified through testing that the Systems satisfy the requirements of this Subsection including, without limitation, testing of each of the following specific dates and the transition to and from each such date: September 9, 1999; September 10, 1999; December 31, 1999; January 1, 2000; February 28, 2000; February 29, 2000; March 1, 2000; December 31, 2000; January 1, 2001; December 31, 2004; and January 1, 2005.

    c.  Remedies.  In the event of any Century Noncompliance in the Systems in any respect, in addition to my other remedies that may be available to Novation or the Members, Supplier will, at no cost to the Members, promptly under the circumstances (but, in all cases, within thirty (30) days after receipt of a written request from any Member, unless otherwise agreed by the Member in writing) eliminate the Century Noncompliance from the Systems.

    d.  Noncompliance Notice.  In the event Supplier becomes aware of (i) any possible or actual Century Noncompliance in the Systems or (ii) any international, governmental, industrial, or other standard (proposed or adopted) regarding Calendar-Related data and/or processing, or Supplier begins any significant effort to conform the Systems to any such standard, Supplier will promptly provide the Members with all relevant information in writing and will timely provide the Members with updates to such information. Supplier will respond promptly and fully to inquiries by the Members, and timely provide updates to any responses provided to the Members, with respect to (i) any possible or actual Century Noncompliance in the Systems or (ii) any international, governmental, industrial, or other standards. In the foregoing, the use of "timely" means promptly after the relevant information becomes known to or is developed by or for Supplier.

    e.  Survival.  Supplier's representations, warranties and agreements in this Section will continue in effect throughout the Term and will survive the expiration or earlier termination of this Agreement.

7.  REPORTS AND OTHER INFORMATION REQUIREMENTS.

    a.  Report Content.  Within twenty (20) days after the end of each full and partial month during, the Term ("Reporting Month"), Supplier will submit to Novation a report in the form of a diskette containing the following information in form and content reasonably satisfactory to Novation:

        (1) the name of Supplier, the Reporting Month and year and the Agreement number (as provided to Supplier by Novation);

        (2) with respect to each Member (described by LIC number (as provided to Supplier by Novation), health industry number (if applicable), full name, street address, city, state, zip

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    code and, if applicable, tier and committed status), the number of units sold and the amount of net sales for each Product on a line item basis, and the sum of net sales and the associated Marketing Fees for all Products purchased by such Member directly or indirectly from Supplier during the Reporting Month, whether under the pricing and other terms of this Agreement or under the terms of any other purchasing or pricing arrangements that may exist between the Member and Supplier;

        (3) the sum of the net sales and the associated Marketing Fees for all Products sold to all Members during the Reporting Month; and

        (4) such additional information as Novation may reasonably request from time to time.

    b.  Report Format and Delivery.  The reports required by this Section will be submitted electronically in Excel Version 7 or Access Version 7 and in accordance with other specifications established by Novation from time to time and will be delivered to:

    Novation
    Attn: SRIS Operations
    220 East Las Colinas Boulevard
    Irving, TX 75039

    c.  Other Information Requirements.  In addition to the reporting requirements set forth in Subsections 7.a and 7.b above, the parties agree to facilitate the administration of this Agreement by transmitting and receiving information electronically and by complying with the information requirements set forth in Exhibit E attached hereto. Supplier further agrees that, except to the extent of any inconsistency with the provisions of this Agreement, it will comply with all information requirements set forth in the Novation Information Requirements Guidebook ("Guidebook"). On or about the Effective Date, Novation will provide Supplier with a current copy of the Guidebook and will thereafter provide Supplier with updates and/or revisions to the Guidebook from time to time.

8.  OBLIGATIONS OF NOVATION.

    a.  Information to Members.  After issuing the Award Letter, Novation, in conjunction with the Clients, will deliver a summary of the purchasing arrangements covered by this Agreement to each Member and will, from time to time, at the request of Supplier, deliver to each Member reasonable and appropriate amounts and types of materials supplied by Supplier to Novation which relate to the purchase of the Products.

    b.  Marketing Services.  Novation, in conjunction with the Clients, will market the purchasing arrangements covered by this Agreement to the Members. Such promotional services may include, as appropriate, the use of direct mail, contact by Novation's field service delivery team, member support services, and regional and national meetings and conferences. As appropriate, Novation, in conjunction with the Clients, will involve Supplier in these promotional activities by inviting Supplier to participate in meetings and other reasonable networking activities with Members.

9.  MARKETING FEES.

    a.  Calculation.  Supplier will pay to Novation, as the authorized collection agent for each of the Clients and certain of each Client's subsidiaries and affiliates, respectively (and not collectively), marketing fees ("Marketing Fees") belonging to any of the Clients or certain of their subsidiaries or affiliates equal to the Agreed Percentage of the [***]* of the Products to the Members directly or indirectly from Supplier, whether under the pricing and other terms of this Agreement or under the terms of any other purchasing or pricing arrangements that may exist between the Members and

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Supplier. Such [***]*, and will include, but not be limited to, [***]*. The "Agreed Percentage" will be defined in the Award Letter.

    b.  Payment.  On or about the Effective Date, Novation will advise Supplier in writing of the amount determined by Novation to be Supplier's monthly estimated Marketing Fees. Thereafter, Supplier's monthly estimated [***]* from time to time upon written notice from Novation based on [***]*. No later than the tenth (10th) day of each month, Supplier will remit the monthly estimated Marketing Fees for such month to Novation. Such payment will be adjusted to reflect the reconciliation between the actual Marketing Fees payable for the second month prior to such month with the estimated Marketing Fees actually paid during such prior month. Supplier will pay all estimated and adjusted Marketing Fees by check made payable to "Novation, LLC." All checks should reference the Agreement number. Supplier will include with its check the reconciliation calculation used by Supplier to determine the payment adjustment, with separate amounts shown for each Client's component thereof. Checks sent by first class mail will be mailed to the following address:

    Novation
    75 Remittance Dr., Suite 1420
    Chicago, IL 60675-1420

Checks sent by courier (Federal Express, United Parcel Service or messenger) will be addressed as follows:

    The Northern Trust Company
    350 North Orleans Street
    Receipt & Dispatch 8th Floor
    Chicago, IL 60654
    Attn: Novation, LLC, Lockbox Number 1420
    Telephone: (312) 444-3576

10. ADMINISTRATIVE DAMAGES.  Novation and Supplier agree that Novation would incur additional administrative costs if Supplier fails to provide notice of change in pricing terms as required in Subsection 2.e above, fails to provide reports as required in Section 7 above, or fails to pay Marketing Fees as required in Section 9 above, in each case within the time and manner required by this Agreement. Novation and Supplier further agree, that the additional administrative costs incurred by Novation by reason of any such failure to Supplier is uncertain, and they therefore agree that the following schedule of administrative damages constitutes a reasonable estimation of such costs and were determined according to the principles of just compensation:

1st failure	[***]*
2nd failure:	[***]*
3rd failure:	[***]*
4th failure:	[***]*
5th failure:	[***]*
6th & each subsequent failure:	[***]*

Novation's right to recover administrative damages in accordance with this Section is in addition to any other rights and remedies Novation or the Clients may have by reason of Supplier's failure to pay the Marketing Fees or provide the reports or notices within the time and manner required by this Agreement.

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11. NONPAYMENT OR INSOLVENCY OF A MEMBER.  If a Member fails to pay Supplier for Products, or if a Member becomes bankrupt or insolvent or makes an assignment for the benefit of creditors or goes into liquidation, or if proceedings are initiated for the purpose of having a receiving order or winding up order made against a Member, or if a Member applies to the court for protection from its creditors, then, in any such case, this Agreement will not terminate, but Supplier will have the right, upon prior written notice to Novation and the Member, to discontinue selling Products to that Member.

12. INSURANCE.

    a.  Policy Requirements.  Supplier will maintain and keep in force during the Term product liability, general public liability and property damage insurance against any insurable claim or claims which might or could arise regarding Products purchased from Supplier. Such insurance will contain a minimum combined single limit of liability for bodily injury and property damage in the amounts of not less than [***]*; will name Novation, the Clients and the Members, as their interests may appear, as additional insureds, and will contain an endorsement providing that the carrier will provide directly to all named insured copies of all notices and endorsements. Supplier will provide to Novation in its Bid and thereafter within fifteen (15) days after Novation's request, an insurance certificate indicating the foregoing coverage, issued by an insurance company licensed to do business in the relevant states and signed by an authorized agent.

    b.  Self-Insurance.  Notwithstanding anything to the contrary in Subsection 12.a above, Supplier may maintain a self-insurance program for all or any part of the foregoing liability risks, provided such self-insurance policy in all material respects complies with the requirements applicable to the product liability, general public liability and property damage insurance set forth in Subsection 12.a. Supplier will provide Novation in its Bid, and thereafter within fifteen (15) days after Novation's request: (1) the self-insurance policy; (2) the name of the company managing the self-insurance program and providing reinsurance, if any; (3) the most recent annual reports on claims and reserves for the program; and (4) the most recent annual actuarial report on such program.

    c.  Amendments, Notices and Endorsements.  Supplier will not amend, in any material respect that affects the interests of Novation, the Clients of the Members, or terminate said liability insurance or self-insurance program except after thirty (30) days' prior written notice to Novation and will provide to Novation copies of all notices and endorsements as soon as practicable after it receives or gives them.

13. COMPLIANCE WITH LAW AND GOVERNMENT PROGRAM PARTICIPATION.

    a.  Compliance With Law.  Supplier represents and warrants that to the best of its knowledge, after due inquiry, it is in compliance with all federal, state and local statutes, laws, ordinances and regulations applicable to it ("Legal Requirements") which are material to the operation of its business and the conduct of its affairs, including Legal Requirements pertaining to the safety of the Products, occupational health and safety, environmental protection, nondiscrimination, antitrust, and equal employment opportunity. During the Term, Supplier will: (1) promptly notify Novation of any lawsuits, claims, administrative actions or other proceedings asserted or commenced against it which assert in whole or in part that Supplier is in noncompliance with any Legal Requirement which is material to the operation of its business and the conduct of its affairs and (2) promptly provide Novation with true and correct copies of all written notices of adverse findings from the U.S. Food and Drug Administration ("FDA") and all written results of FDA inspections which pertain to the Products.

    b.  Government Program Participation.  Supplier represents and warrants that it is not excluded from participation, and is not otherwise ineligible to participate, in a "Federal health care program" as defined in 42 U.S.C. § 1320a-7b(f) or in any other government payment program. In the event Supplier is excluded from participation, or becomes otherwise ineligible to participate in any such program

9

during the Term, Supplier will notify Novation in writing within three (3) days after such event, and upon the occurrence of such event, whether or not such notice is given to Novation, Novation may immediately terminate this Agreement upon written notice to Supplier.

14. RELEASE AND INDEMNITY.  SUPPLIER WILL RELEASE, INDEMNIFY, HOLD HARMLESS, AND, IF REQUESTED DEFEND NOVATION, THE CLIENTS AND THE MEMBERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, REGENTS, AGENTS, SUBSIDIARIES, AFFILIATES AND EMPLOYEES (COLLECTIVELY, THE "INDEMNITEES"), FROM AND AGAINST ANY CLAIMS, LIABILITIES, DAMAGES, ACTIONS, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES, EXPERT FEES AND COURT COSTS) OF ANY KIND OR NATURE, WHETHER AT LAW OR IN EQUITY, INCLUDING CLAIMS ASSERTING STRICT LIABILITY, ARISING FROM OR CAUSED IN ANY PART BY (1) THE BREACH OF ANY REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT OF SUPPLIER CONTAINED IN THIS AGREEMENT OR IN THE BID; (2) THE CONDITION OF ANY PRODUCT, INCLUDING A DEFECT IN MATERIAL, WORKMANSHIP, DESIGN OR MANUFACTURING; OR (3) THE WARNINGS AND INSTRUCTIONS ASSOCIATED WITH ANY PRODUCT. SUCH OBLIGATION TO RELEASE, INDEMNIFY, HOLD HARMLESS AND DEFEND WILL APPLY EVEN IF THE CLAIMS, LIABILITIES, DAMAGES, ACTIONS, COSTS AND EXPENSES ARE CAUSED BY THE NEGLIGENCE, GROSS NEGLIGENCE OR OTHER CULPABLE CONDUCT OF INDEMNITEES; PROVIDED, HOWEVER, THAT SUCH INDEMNIFICATION, HOLD HARMLESS AND RIGHT TO DEFENSE WILL NOT BE APPLICABLE WHERE THE CLAIM, LIABILITY, DAMAGE, ACTION, COST OR EXPENSE ARISES SOLELY AS A RESULT OF AN ACT OR FAILURE TO ACT OF INDEMNITEES. THIS SECTION AND THE: OBLIGATIONS CONTAINED HEREIN WILL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT. THE REMEDIES SET FORTH IN THIS SECTION ARE IN ADDITION TO AND NOT A LIMITATION ON ANY OTHER RIGHTS OR REMEDIES THAT MAY BE AVAILABLE AGAINST SUPPLIER.

15. BOOKS AND RECORDS; FACILITIES INSPECTIONS.  Supplier agrees to keep, maintain and preserve complete, current and accurate books, records and accounts of the transactions contemplated by this Agreement and such additional books, records and accounts as are necessary to establish and verify Supplier's compliance with this Agreement. All such books, records and accounts will be available for inspection and audit by Novation representatives at any time during the Term and for two (2) years thereafter, but only during reasonable business hours and upon reasonable notice. Novation agrees that its routine audits will not be conducted more frequently than twice in any consecutive twelve (12) month period, subject to Novation's right to conduct special audits whenever it deems it to be necessary. In addition, Supplier will make its manufacturing and packaging facilities available for inspection from time to time during the Term by Novation representatives, but only during reasonable business hours and upon reasonable notice. The exercise by Novation of the right to inspect and audit is without prejudice to any other or additional rights or remedies of either party.

16. USE OF NAMES, ETC.  Supplier agrees that it will not use in any way in its promotional, informational or marketing activities or materials (i) the names, trademarks, logos, symbols or a description of the business or activities of Novation or any Client or Member without in each instance obtaining the prior written consent of the person owning the rights thereto; or (ii) the award or the content of this Agreement without in each instance obtaining the prior written consent of Novation.

10

17. CONFIDENTIAL INFORMATION.

    a.  Nondisclosure.  Supplier agrees that it will:

        (1) keep strictly confidential and hold in trust all Confidential Information, as defined in Subsection 17.b below, of Novation. the Clients and the Members;

        (2) not use the Confidential Information for any purpose other than the performance of its obligations under this Agreement, without the prior written consent of Novation;

        (3) not disclose the Confidential Information to any third party (unless required by law) without the prior written consent of Novation; and

        (4) not later than thirty (30) days after the expiration or earlier termination of this Agreement, return to Novation, the Client or the Member, as the case may be, the Confidential Information.

    b.  Definition.  "Confidential Information," as used in Subsection 17.a above, will consist of all information relating to the prices and usage of the Products (including all information contained in the reports produced by Supplier pursuant to Section 7 above) and all documents and other materials of Novation, the Clients and the Members containing information relating to the programs of Novation, the Clients or the Members of a proprietary or sensitive nature not readily available through sources in the public domain. In no event will Supplier provide to any person any information relating to the prices it charges the Members for Products ordered pursuant to this Agreement without the prior written consent of Novation.

18. MISCELLANEOUS.

    a.  Choice of Law.  This Agreement will be governed by and construed in accordance with the internal substantive laws of the State of Texas and the Texas courts will have jurisdiction over all matters relating to this Agreement; provided, however, the terms of any agreement between Supplier and a Member will be governed by and construed in accordance with the choice of law and venue provisions set forth in such agreement.

    b.  Not Responsible.  Novation and the Clients and their subsidiaries and affiliates will not be responsible or liable for any Member's breach of any purchasing commitment or for any other actions of any Member. In addition, none of the Clients will be responsible or liable for the obligations of another Client or its subsidiaries or affiliates or the obligations of Novation or Supplier under this Agreement.

    c.  Third Party Beneficiaries.  All Clients and Members are intended third party beneficiaries of this Agreement. All terms and conditions of this Agreement which are applicable to the Clients will inure to the benefit of and be enforceable by the Clients and their respective successors and assigns All terms and conditions of this Agreement which are applicable to the Members will inure to the benefit of and be enforceable by the Members and their respective successors and assigns.

    d.  Notices.  Except as otherwise expressly provided herein, all notices or other communications required or permitted under this Agreement will be in writing and will be deemed sufficient when

11

mailed by United States mail, or delivered in person to the party to which it is to be given, at the address of such party set forth below:

If to Supplier:

    To the address set forth by Supplier in the Bid

If to Novation:

  Novation
  Attn: General Counsel
  125 John Carpenter Freeway
  Irving, TX 75062-2324

or such other address as the party will have furnished in writing in accordance with the provisions of this Subsection.

    e.  No Assignment.  No assignment of all or any part of this Agreement may be made without the prior written consent of the other party; except that Novation may assign its rights and obligations to any affiliate of Novation. Any assignment of all or any part of this Agreement by either party will not relieve that party of the responsibility of performing its obligations hereunder to the extent that such obligations are not satisfied in full by the assignee. This Agreement will be binding upon and inure to the benefit of the parties' respective successors and assigns.

    f.  Severability.  Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement will be prohibited by or invalid under applicable law, such provision will be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. Each party will, at its own expense, take such action as is reasonably necessary to defend the validity and enforceability of this Agreement and will cooperate with the other party as is reasonably necessary in such defense.

    g.  Entire Agreement.  This Agreement, together with the exhibits listed below, will constitute the entire agreement between Novation and Supplier. This Agreement, together with the exhibits listed below and each Member's purchase order will constitute the entire agreement between each Member and Supplier. In the event of any inconsistency between this Agreement and a Member's purchase order, the terms of this Agreement will control, except that the Member's purchase order will supersede Sections 4 and 5 of this Agreement in the event of any inconsistency with such Sections. No other terms and conditions in any document, acceptance, or acknowledgment will be effective or binding unless expressly agreed to in writing. The following exhibits are incorporated by reference in this Agreement.

12

Exhibit A	Product and Service Description and Pricing
Exhibit B	Non-Price Specifications
Exhibit C	Special Conditions
Exhibit D	Award Letter
Exhibit E	Other Information Requirements
[Other Exhibits Listed, if any]
Exhibit F	Supplier Agreement, Exception Response Form
SUPPLIER:	Specialty Laboratories, Inc.
ADDRESS:	2211 Michigan Avenue Santa Monica, California 90404-3900
SIGNATURE:

TITLE:	Director, Contract Administration	DATE: May 4, 2000

13

EXHIBIT A

PRODUCT AND SERVICE DESCRIPTION AND PRICING

Pricing:	A Letter of Participation is required to activate pricing for this Agreement by Members that are not currently utilizing Supplier and is attached as Exhibit B-1. Members that are currently using Supplier under the VHA agreement are waived from signing the Letter of Participation.

[***]*, as published in the Price List current at the time the testing is ordered, will be granted for all tests not listed on Exhibit A. Tests that are unique to Supplier and tests that are referred to another reference laboratory are not included in the [***]*. Supplier [***]* for tests referred to other laboratories. To maintain compliance with current California regulations, Supplier is required to charge Members for all testing referred to another laboratory at the price charged to Supplier. In the event a test currently being performed by Supplier is discontinued and referred to another laboratory, Supplier will be required to charge the Member the price Supplier is being charged.
Commitment:
If necessary to meet competitive situations, upon mutual consent of both Novation and Supplier, Supplier may [***]* from Exhibit A to Participating Members that commit at least [***]*. Supplier retains the right to identify which tests are further discountable. Additional discounts may include:
	1.	Additional discounts of up to [***]*. The selection of these tests must be agreed upon by Member and Supplier prior to pricing being implemented.
	2.	Additional discounts of up to [***]* may be offered to [***]* from a multi-hospital system. The selection of these tests must be agreed upon by Member and Supplier prior to pricing being implemented.
	3.	Additional discounts of more than [***]* referenced above may be agreed upon by mutual consent of Novation and Supplier.
After utilizing the Agreement for one year, Member and Supplier have the option to review the list and make adjustments if necessary.
Participating Members shall be deemed to be part of a system or network if they meet either of the following criteria:
	1.	Are listed in VHA or UHC membership as part of a system or network under one "parent" member AND are owned, managed, controlled or leased by "parent" member.
2.
Have joined together with other Participating Members in local or regional effort to reduce supply chain costs through standardization. Examples of this might include consolidation logistics centers, local integrated delivery networks (LIDN) or regional networks of unrelated VHA or UHC facilities who agree to commit and standardize on one Supplier. Eligibility under this criterion will be determined by Novation.
Price:	[***]*
Price Protection:
Pricing on Exhibit A will not [***]* of the Agreement with the [***]*. Supplier agrees that [***]* if Novation so chooses to use them. Prices of tests that are referred to another laboratory are subject to change at any time. Supplier agrees to provide best efforts to notify Members of changes of prices of tests referred to other laboratories within 30 days of the change.
Handling Fees:	For tests being referred to another reference laboratory, Supplier will [***]* No additional fees or handling charges will be added.

* CONFIDENTIAL TREATMENT IS REQUESTED FOR CONFIDENTIAL INFORMAITON ENCLOSED IN THE BRACKETS AND UNDERLINED.

Exhibit A

Specialty Laboratories, Inc.

* CONFIDENTIAL TREATMENT IS REQUESTED FOR CONFIDENTIAL INFORMAITON ENCLOSED IN THE BRACKETS AND UNDERLINED.

Test #	CPT#	Product Description	u/m	Contract Price
1000	83520; 86038; 86160x2; 86225; 86235x5; 86376; 86431	ANAlyzer®	each	[***]*
1002	86256x6	Tissue Total Autoabs Screen [TAbS]	each	[***]*
1003	86038; 86160x2; 86225; 86235x4	Antinuclear Abs Panel	each	[***]*
1004	86038; 86160x2; 86225; 86235x7	Rheumatic Evaluation	each	[***]*
1005	83520; 86160x2; 86225; 86235x5; 86376; 86431	ANAlyzer® without ANA	each	[***]*
1006	83520; 86038; 86160x2; 86225; 86235x5; 86376	ANAlyzer® without Rheumatoid Factor	each	[***]*
1007	86235x2	SS-A & SS-B IgG Autoabs	each	[***]*
1008	86256x6; 86376	Tissue Total Autoabs Screen Plus Thyroid Peroxidase	each	[***]*
1010	84550; 86038; 86431x2	Arthritis Evaluation B	each	[***]*
1012	86431x3	Rheumatoid Factor IgG; IgM; & IgA Autoantibodies	each	[***]*
1015	86431x2	Rheumatoid Factor Autoabs Evaluation	each	[***]*
1016	86376; 86800	Thyroid Autoabs	each	[***]*
1020	86160x3	Complement Evaluation	each	[***]*
1021	86160x3; 86162	Complement Evaluation Plus CH50	each	[***]*
1025	83519; 86256	Myasthenia Gravis Evaluation	each	[***]*
1027	83520	Transglutaminase IgG Autoabs [EIA]	each	[***]*
1028	83520	Transglutaminase IgM Autoabs [EIA]	each	[***]*
1029	83520	Transglutaminase IgA Autoabs [EIA]	each	[***]*
1030	83520x3	Transglutaminase IgG; IgM & IgA Autoabs Evaluation [EIA]	each	[***]*
1031	86337; 86341x2	Diabetes Evaluation	each	[***]*
1032	83519; 86337; 86341x2	Diabetes Mellitus Autoantibody Evaluation	each	[***]*
1033	83519	Glutamic Acid Decarboxylase [GAD] Autoabs	each	[***]*
1035	86813; 86817	HLA: A; B; C & D Typing; Complete	each	[***]*
1036	86337; 86341x2; 86812x2; 86816x2	Diabetes; Genetic Evaluation	each	[***]*
1040	86160x2; 86332x4	Circulating Immune Complex Detector	each	[***]*
1043	86609x4; 86648; 86774	Humoral Immune Evaluation	each	[***]*
1045	82784x3	IgA; IgG & IgM Immunoglobulin Quantitation	each	[***]*
1048	82784x3; 82785; 82787; 86609x4; 86648; 86774	Humoral Immune Status Survey (Pneumo 4)	each	[***]*
1051	83520	Glial Fibrillary Acidic Protein Autoabs [GFAP]	each	[***]*
1052	83520	Neurofilament-heavy Subunit [NF-H] Autoabs	each	[***]*
1053	83520	Tubulin Autoabs	each	[***]*
1055	82040; 82784x6; 83873; 83883; 83916	Multiple Sclerosis Evaluation	each	[***]*
1056	83520	Myelin Basic Protein Autoantibodies [MbP]	each	[***]*

1057	82040; 82784x6; 83520x3; 83873; 83883; 83916; 86160; 88180	Lupus CNS Evaluation CSF & Serum	each	[***]*
1060	86353x3	Lymphocyte Mitogen Proliferation Analysis	each	[***]*
1062	86353x6	Lymphocyte Antigen & Mitogen Proliferation Analysis	each	[***]*
1065	86038; 86160; 86225; 86235x5; 86376	Antinuclear Abs Evaluation w/ C4	each	[***]*
1066	86038; 86160; 86225; 86235x5; 86376	Antinuclear Abs Evaluation w/ C3	each	[***]*
1070	86618x2; 86625; 86631; 86632; 86768x3; 86771; 86793x3; 86812	Reactive Arthritis Evaluation	each	[***]*
1076	83520x2; 86256x2	Celiac Disease Abs Evaluation	each	[***]*
1077	83520x3; 86256x2	Celiac Disease EvaluatR	each	[***]*
1078	83891; 83894x3; 83901x3; 83912	Celiac Disease Genotypr	each	[***]*
1080	85613; 86147x3; 86148x3	Antiphospholipid Syndrome Evaluation	each	[***]*
1082	83520x9; 85613; 86147x3; 86148x3	Antiphospholipid Syndrome Evaluation; Expanded	each	[***]*
1083	83520x3	[GPI]	each	[***]*
1085	82164; 86353; 86360	Sarcoidosis Evaluation	each	[***]*
1086	86609x4; 86648; 86684; 86774	Humoral Immune Eval + H. influenzae b	each	[***]*
1090	83519; 84443	Thyrotropin Binding Inhibitory Immunoglobulins	each	[***]*
1091	84443; 84445	Thyroid Stimulating Immunoglobulins	each	[***]*
1092	84445	Thyroid Stimulating Immunoglobulins w/o TSH	each	[***]*
1093	83519	Thyrotropin Binding Inhibitory Immunoglobulins w/o TSH	each	[***]*
1094	85810; 86160x2; 86225	Lupus Activity Reporter	each	[***]*
1096	83520x2; 86160x3; 86225	Lupus Monitor	each	[***]*
1100	86038	Antinuclear Abs w/ International Units & Pattern	each	[***]*
1102	86256	Mitochondrial Total Autoabs	each	[***]*
1103	86256	Myocardial Total Autoabs	each	[***]*
1104	86256	Parietal Cell Total Autoabs	each	[***]*
1105	86256	Reticulin Total Autoabs	each	[***]*
1106	86256	Smooth Muscle Total Autoabs	each	[***]*
1107	86256	Striational Total Autoabs	each	[***]*
1109	86255	Centromere Autoabs	each	[***]*
1110	86800	Thyroglobulin Autoabs	each	[***]*
1113	86431	Rheumatoid Factor IgM Autoabs [IHA]	each	[***]*
1114	86256x2	Epidermal	each	[***]*
1115	86376	Liver-Kidney-Microsome Autoabs	each	[***]*
1116	86256	Brush Border Total Autoabs	each	[***]*
1118	86038	ANAlyzer® Reflexive Testing [with Tissue Abs]	each	[***]*

1120	86038	Antinuclear Abs Reflex to Profile #1	each	[***]*
1121	86038	Antinuclear Abs Reflex to Profile	each	[***]*
1122	86038	Antinuclear Abs w/ International Units & Titer	each	[***]*
1124	86038	TPO	each	[***]*
1125	86038; 86160x2; 86225; 86235x3	Antinuclear Abs Profile #1	each	[***]*
1126	86038; 86160x2; 86225; 86235x5; 86431	Antinuclear Abs Profile	each	[***]*
1127	86038; 86225; 86235x5	ANA; DsDna; SS-A/SS-B; ENA; Scl-70 Autoabs	each	[***]*
1130	86256	Adrenal Total Autoantibodies	each	[***]*
1136	83520	Glomerular Basement Membrane IgG Autoabs	each	[***]*
1138	83520	Cystatin C	each	[***]*
1140	83520	Histone-DNA Complex IgG Autoabs	each	[***]*
1145	82784	IgD	each	[***]*
1150	82585	Cryofibrinogens with Reflex	each	[***]*
1151	82585	Cryofibrinogen	each	[***]*
1152	82585	Cryofibrinogenemia Reflexive Evaluation	each	[***]*
1155	82595	Cryoglobulins with Reflex	each	[***]*
1156	82595	Cryoglobulin	each	[***]*
1157	82595	Cryoglobulinemia Reflexive Evaluation	each	[***]*
1158	82585; 82595	Cryoglobulin & Cryofibrinogen	each	[***]*
1160	82668	Erythropoietin	each	[***]*
1162	86256	Reticulin IgA Autoabs	each	[***]*
1165	86341	Islet Cell IgG Cytoplasmic Antibodies	each	[***]*
1166	86341	Abs	each	[***]*
1168	86256	Neuronal Nuclear IgG Abs Type I (Hu)	each	[***]*
1171	86256x2	Paraneoplastic Syndrome Evaluation	each	[***]*
1176	86256	Purkinje Cell Cytoplasmic IgG Autoabs Type I (Yo)	each	[***]*
1178	86256	Ovary IgG Autoabs	each	[***]*
1180	86256	Testes IgG Autoabs	each	[***]*
1186	83520	Neuronal Nuclear Abs Type I (Hu)	each	[***]*
1187	84181	Purkinje Cell Cytoplasmic Autoabs Type I (Yo)	each	[***]*
1191	86256	Endomysial IgA Autoabs	each	[***]*
1198	83520	Neuronal IgG Autoabs for CNS Lupus	each	[***]*
1201	86225	DNA Autoabs; Double-stranded	each	[***]*
1203	86256	DNA Autoantibodies (Crithidia); Double Stranded	each	[***]*
1204	86235	SS-A IgG Autoabs	each	[***]*
1205	86235	SS-B IgG Autoabs	each	[***]*
1207	86235	Jo-1 Abs [DD]
1208	86235	Jo-1 IgG Autoabs [EIA]	each	[***]*
1210	86235x2	Extractable Nuclear Ag (ENA) IgG Autoabs	each	[***]*
1215	86235	U1 RNP/snRNP IgG Autoabs	each	[***]*
1220	86235	Sm (Smith) IgG Autoabs	each	[***]*
1222	86235	Ku Autoantibodies	each	[***]*
1223	86235	OJ Autoantibodies	each	[***]*

1224	86235	PL-12 Autoantibodies	each	[***]*
1225	86235	EJ Autoantibodies	each	[***]*
1226	86235	PL-7 Autoantibodies	each	[***]*
1227	86235	SRP Autoantibodies	each	[***]*
1228	86235	U2 SnRNP Autoantibodies	each	[***]*
1230	86332	Immune Complex Assay; Raji Cell	each	[***]*
1232	86235	Sm Autoabs Quant	each	[***]*
1233	86235	U1 RNP/SnRNP Autoabs Quant	each	[***]*
1234	86235x2	[Ha]	each	[***]*
1235	86235	Scl-70 IgG Autoabs	each	[***]*
1240	85810	Viscosity Serum	each	[***]*
1245	82785	IgE	each	[***]*
1251	86256	Proliferating Cell Nuclear Ag Abs	each	[***]*
1257	86235	PM-ScI Autoabs	each	[***]*
1261	83520	Gliadin IgG Abs	each	[***]*
1266	83520x2	Gliadin IgG & IgA Abs	each	[***]*
1271	83520	Ribosomal P Protein IgG Autoabs	each	[***]*
1273	82040; 82784x2; 83520x2; 83883	Ribosomal P Protein IgG Antibody Index	each	[***]*
1281	86235	Jo-1 IgG Autoabs	each	[***]*
1286	83520	Gliadin IgA Abs	each	[***]*
1290	86226	DNA Autoabs; Single-stranded	each	[***]*
1310	84550	Uric Acid	each	[***]*
1320	82565	Creatinine	each	[***]*
1322	82575	Creatinine Clearance	each	[***]*
1324	84155	Protein; Total	each	[***]*
1331	86648; 86774	Tetanus & Diphtheria Toxoid IgG Abs Single Serum	each	[***]*
1334	86774	Tetanus Toxoid IgG Abs Single Serum	each	[***]*
1337	86609	Streptococcus pyogenes; Group A Abs (Streptozyme)	each	[***]*
1340	86615; 86648; 86774	Immune Status Panel—DPT	each	[***]*
1341	86735; 86762; 86765	Immune Status Panel—MMR	each	[***]*
1345	84450	AST (SGOT)	each	[***]*
1346	86753	Entamoeba histolytica IgG Abs	each	[***]*
1347	84460	ALT (SGPT)	each	[***]*
1349	86813	HLA: A &B Typing; Complete	each	[***]*
1350	86812	HLA: B27 Typing	each	[***]*
1351	86813	HLA: A; B; C Typing; Complete	each	[***]*
1352	86817	HLA: DR Typing; Complete	each	[***]*
1353	86816	HLA: DR3—Celiac Disease	each	[***]*
1354	86812	HLA: BB-Primary Sclerosing Cholangitis	each	[***]*
1355	86812x2; 86816x2	HLA: Diabetes-associated	each	[***]*
1356	86812	HLA: A or B Typing (specify antigen)	each	[***]*
1357	86816	HLA: DR Single Antigen	each	[***]*
1358	86816x2	Arthritis RX SelectR	each	[***]*
1362	86812	HLA: B5 Typing	each	[***]*
1364	83891; 83894; 83901; 83912	HLA B27 GenotypR	each	[***]*
1365	86160x2	Complement: C4 Allotyping	each	[***]*

1375	88180	Recurrent Spontaneous Abortion: Crossmatch	each	[***]*
1382	88180	Neutrophil Function: Myeloperoxidase	each	[***]*
1383	88180x4	Neutrophil Function: Adherence [CD11a; CD11b; CD11c; CD18]	each	[***]*
1386	83520	Myeloperoxidase Autoabs	each	[***]*
1392	82085	Aldolase	each	[***]*
1396	83520	Proteinase-3Autoabs	each	[***]*
1398	82955	Glucose-6-Phosphate Dehydrogenase [G-6-PDH]	each	[***]*
1401	86332	Immune Complex Assay Clq Binding; Fluid Phase	each	[***]*
1402	86332	Conglutinin Solid Phase Immune Complex Assay	each	[***]*
1403	86332	Immune Complex Assay; Polyethylene Glycol	each	[***]*
1410	83519	Acetylcholine Receptor Binding Autoantibodies	each	[***]*
1412	83519	Acetylcholine Receptor Blocking Autoantibodies	each	[***]*
1413	83519	Acetylcholine Receptor Modulating Autoantibodies	each	[***]*
1415	86648	Diphtheria Toxoid IgG Abs Single Serum	each	[***]*
1426	85384	Fibrinogen	each	[***]*
1431	82784; 83520	IgA Fibronectin Aggregates & Serum IgA	each	[***]*
1436	82784; 83520x2	IgA Nephropathy Evaluation	each	[***]*
1438	83520	IgG Fibronectin Aggregates	each	[***]*
1440	82731	Fetal Fibronectin by Semi-Quantitative EIA	each	[***]*
1441	83520	Ganglioside Monosialic Acid Autoabs	each	[***]*
1470	86353x8	Beryllium-induced Lymphocyte Proliferation	each	[***]*
1474	83520	Collagen Type II IgG Autoabs	each	[***]*
1476	83520x2	Collagen Type I & IV IgG Autoabs	each	[***]*
1477	83520	Collagen Type I IgG Autoabs	each	[***]*
1478	83520	Collagen Type IV IgG Autoabs	each	[***]*
1481	83520	Hyaluronic Acid	each	[***]*
1486	86160	Complement Split Product Concentration: C3a	each	[***]*
1491	85420	Plasminogen; Quantitative	each	[***]*
1492	85420	Plasminogen Activity	each	[***]*
1494	83520	RNA Polymerases I; II and III IgG Autoabs	each	[***]*
1498	83520x2	IgA (Autoantibodies) IgG & IgM Ab Panel	each	[***]*
1501	86160	Complement Protein Concentration: C3	each	[***]*
1504	86160	Complement Protein Concentration: C4	each	[***]*
1505	82784	IgG	each	[***]*
1506	82784	IgA	each	[***]*
1508	82784	IgM	each	[***]*
1510	82040	Albumin	each	[***]*
1511	86160	Complement Protein Concentration: Factor B	each	[***]*
1512	83883	Alpha-2-Macroglobulin	each	[***]*
1513	82103	Alpha-1-Antitrypsin	each	[***]*
1514	82104	Alpha-1-Antitrypsin Phenotyping	each	[***]*

1516	82390	Ceruloplasmin	each	[***]*
1517	83010	Haptoglobin	each	[***]*
1519	84466	Transferrin	each	[***]*
1520	83520	Transferrin Receptor (TFR); Soluble	each	[***]*
1523	84311	N-Acetyl-B-D-Glucosaminidase	each	[***]*
1525	82985	Alpha-1-Acid Glycoprotein	each	[***]*
1529	86160; 86161	Angioedema Evaluation	each	[***]*
1530	86160	Inhibitor	each	[***]*
1531	86161	Complement Functional Activity: C1 Esterase Inhibitor	each	[***]*
1533	83520x4	T-Cell Helper Types 1 & 2 Evaluation	each	[***]*
1535	86140	C-Reactive Protein	each	[***]*
1536	86140	C-Reactive Protein Ultraquant (High-Sensitivity CRP)	each	[***]*
1537	82131; 86140; 86631	Treatable Ischemia PredictR (TIP)	each	[***]*
1540	86431	Rheumatoid Factor Autoabs	each	[***]*
1549	84134	Prealbumin	each	[***]*
1550	82040; 82784x2; 83883	IgG Synthesis Rate; CNS Index	each	[***]*
1555	82040; 83883	Albumin Quotient	each	[***]*
1557	83916	Oligoclonal Immunoglobulins [IEF/IFIX]	each	[***]*
1559	83916	Oligoclonal Immunoglobulins [AE]	each	[***]*
1580	84165	Electrophoresis; Protein	each	[***]*
1592	82664x2; 82784x3; 84165	Bence-Jones Protein Evaluation (Qual w/Reflex to Quant)	each	[***]*
1599	83986	Gastric pH	each	[***]*
1600	86162	Complement: CH50 Total Functional Activity; Classic Pathway	each	[***]*
1605	86160	Complement Protein Concentration: C2	each	[***]*
1610	86160	Complement Protein Concentration: C5	each	[***]*
1612	86160; 86161	Complement: C3 Nephritic Factor	each	[***]*
1615	86160	Complement Protein Concentration: Clq	each	[***]*
1621	83520	Granulocyte Colony Stimulating Factor	each	[***]*
1622	86021	Granulocyte Autoabs	each	[***]*
1623	82784; 82787	IgG Subclasses 1, 2, 3, & 4	each	[***]*
1625	83883	IgG Subclass 1	each	[***]*
1627	83883	IgG Subclass 2	each	[***]*
1628	83883	IgG Subclass 3	each	[***]*
1629	83883	IgG Subclass 4	each	[***]*
1630	86023x3	Platelet-associated IgG; IgM & IgA Autoabs	each	[***]*
1631	86022x3	Platelet IgG; IgM & IgA Autoabs	each	[***]*
1634	88180x4	Terminal Deoxynucleotidyl Transferase Bone Marrow or Tissue	each	[***]*
1635	88180x4	Terminal Deoxynucleotidyl Transferase with Immunophenotyping	each	[***]*
1636	86022x3; 86023x3	Platelet Autoabs Evaluation	each	[***]*
1638	86353; 86821x2	Human Mixed Lymphocyte Reaction; One Way [MLR]	each	[***]*
1639	86353; 86821x2	Human Mixed Lymphocyte Reaction; Two Way [MLR]	each	[***]*
1640	86353	Lymphocyte Mitogen Proliferation Analysis; PHA	each	[***]*

1641	86353	Lymphocyte Mitogen Proliferation Analysis; PWM	each	[***]*
1642	86353	Lymphocyte Mitogen Proliferation Analysis; ConA	each	[***]*
1643	86353	Lymphocyte Antigen Proliferation Analysis; Candida	each	[***]*
1644	86353	Lymphocyte Antigen Proliferation Assays; Tetanus	each	[***]*
1645	86353	Lymphocyte Antigen Proliferation Assays; PPD (Tuberculin)	each	[***]*
1646	86353	Borrelia burgdorferi Lymphocyte Proliferation Analysis	each	[***]*
1648	86353x3	Lymphocyte Antigen Proliferation Analysis	each	[***]*
1650	85048; 85595; 88180x5; 86360	Cellular Immune Dysfunction Evaluation	each	[***]*
1651	85048; 85595; 86663; 86664; 86665x2; 86790x2; 88180x4; 86360	Chronic Fatigue & Immune Dysfunction Syndrome Evaluation	each	[***]*
1652	85048; 86663; 86664; 86665x2; 86790x2; 86849; 88180x4; 86360	Chronic Fatigue & Immune Dysfunction Syndrome with NK Cell	each	[***]*
1655	85048; 85595; 86359; 86360	Lymphocyte Enumeration; T Cell	each	[***]*
1656	85048; 85595; 86361	Lymphocyte Enumeration; Helper/Inducer	each	[***]*
1657	85048; 85595; 86360	Lymphocyte Enumeration; Helper/Suppressor	each	[***]*
1658	85048; 85595; 86359; 88180	Lymphocyte Enumeration; T&B Cell	each	[***]*
1659	85048; 85595; 86360	(Limited)	each	[***]*
1660	85048; 85595; 86359; 86360; 88180x8	Lymphocyte Enumeration; Naïve Memory Cell	each	[***]*
1661	88342x8	Lymphoma Panel	each	[***]*
1662	88342x4	Undifferentiated Tumor Panel	each	[***]*
1666	86359; 86360; 88180x17	Leukemia / Lymphoma Tissue or Body Fluid Evaluation	each	[***]*
1667	86359; 86360; 88180x24	Leukemia / Lymphoma Bone Marrow Evaluation	each	[***]*
1668	85048; 85595; 88180x3; 86360	Lymphocyte Enumeration; Basic & NK Cells	each	[***]*
1670	85048; 86359; 88180x24; 86360	Leukemia / Lymphoma Blood Evaluation	each	[***]*
1671	85048; 85595; 88180x2; 86360	Lymphocyte Enumeration; Basic	each	[***]*
1672	85048; 86359; 88180x25; 86360	Leukemia / Lymphoma Blood Reflexive Evaluation	each	[***]*
1674	85048; 86359; 88180x19; 86360	Leukemia / Lymphoma Evaluation Blood	each	[***]*
1676	85048; 86359; 88180x19; 86360	Leukemia / Lymphoma: Comprehensive Blood	each	[***]*
1677	86360; 88180x18	Leukemia / Lymphoma; Comprehensive Bone Marrow or Tissue	each	[***]*

1678	88180x2	Additional Surface markers	each	[***]*
1679	86360; 88180x18	Leukemia / Lymphoma Evaluation Bone Marrow or Tissue	each	[***]*
1682	88180x15	Leukemia / Lymphoma Panel; Chronic Bone Marrow or Tissue	each	[***]*
1683	86359	CD3 Surface Marker	each	[***]*
1684	86361	CD4 Surface Marker	each	[***]*
1685	86360	CD8 Surface Marker	each	[***]*
1686	88180	CD15/30 Surface Marker	each	[***]*
1687	88180	CD16/56 Surface Marker	each	[***]*
1688	88180	CD19 Surface Marker	each	[***]*
1689	88180	CD38 Surface Marker	each	[***]*
1690	88180	CD41 Surface Marker	each	[***]*
1691	88180	CD42 Surface Marker	each	[***]*
1692	88180	CD103 Surface Marker	each	[***]*
1693	88180	Glycophorin-A	each	[***]*
1694	88180	Terminal Deoxynucleotidyl Transferase Bone Marrow or Tissue	each	[***]*
1705	83891; 83901X4; 83894X4; 83912	Narcolepsy EvaluatR	each	[***]*
1706	86817	HLA: DR2 & DQ1—Narcolepsy Evaluation	each	[***]*
1711	86148x3	Phosphatidyserine IgG; IgM & IgA Autoantibodies	each	[***]*
1721	86160; 86161	Complement: C4 Nephritic Factor	each	[***]*
1723	86160x2; 86161x2	Complement: C3 & C4 Nephritic Factors Evaluation	each	[***]*
1726	83520x3; 86021; 86038; 86060; 86160x2	Rapidly Progressive Glomerulonephritis Evaluation	each	[***]*
1751	83520x3	Phosphatidylcholine IgG; IgM & IgA Abs	each	[***]*
1771	83520x3	Phosphatidic Acid IgG; IgM & IgA Abs	each	[***]*
1774	86148x3	Phosphatidylinositol IgG; IgM; and IgA Autoantibodies	each	[***]*
1775	84081x3	Autoantibodies	each	[***]*
1776	83520x9; 84081x3; 86147x3; 86148x6	Antiphospholipid Eval & Phosphoglycerol/Phosphoinositol	each	[***]*
1791	83520x3	Phosphatidylethanolamine IgG; IgM & IgA Abs	each	[***]*
1804	84233; 84234; 88182	Breast Cancer Profile 1—Paraffin	each	[***]*
1811	82387; 84233; 84234; 88182; 88342x2	Breast Cancer Profile 6—Paraffin	each	[***]*
1812	84233; 84234; 88182; 88342x2	Breast Cancer Profile 5—Paraffin	each	[***]*
1813	82387; 84233; 84234; 88182	Breast Cancer Profile 2—Paraffin	each	[***]*
1816	82387; 84233; 84234; 88182; 88342x4	Breast Cancer Profile 7—Paraffin	each	[***]*
1817	84233; 84234; 88182; 88342	Breast Cancer Profile 4—Paraffin	each	[***]*
1818	84233; 84234; 88182; 88342	Breast Cancer Profile 3 With Her-2/Neu Reflex	each	[***]*

1819	84233; 84234; 88182; 88342	Breast Cancer Profile 3—Paraffin	each	[***]*
1820	87620	Human Papillomavirus DetectR	each	[***]*
1822	87622	Human Papillomavirus GenotypR	each	[***]*
1824	87621	Human Papillomavirus DetectR reflx to GenotypR	each	[***]*
1830	84233; 84234	Estrogen & Progesterone Receptor Paraffin [IHC]	each	[***]*
1831	84233	Estrogen Receptor	each	[***]*
1832	84234	Progesterone Receptor	each	[***]*
1834	88342	IHC EGFR Block	each	[***]*
1840	84233; 84234; 88342	Breast Cancer Panel; Basic	each	[***]*
1842	84233; 84234; 88342	ER/PGR and Her2/Neu With Reflex to Fish	each	[***]*
1852	82387	IHC Cathepsin D Block	each	[***]*
1862	86021; 86038	Antineutrophil Cytoplasmic Autoantibodies (ANCA)	each	[***]*
1866	83520x2; 86021; 86038	PAN-ANCA Evaluation	each	[***]*
1868	83520x4; 86021; 86038	PAN-ANCA PLUS	each	[***]*
1871	85245	Ristocetin Cofactor Function	each	[***]*
1872	85048; 85595; 88180	Natural Killer Cell Quantitation	each	[***]*
1880	83890; 83892x3; 83894; 83896; 83897; 83912	T-Cell Receptor Gene Rearrangement	each	[***]*
1882	83890; 83892x3; 83894; 83896; 83897; 83912	Immunoglobulin Gene Rearrangement; Heavy -chain JH probe	each	[***]*
1884	83890; 83892X3; 83894; 83896; 83897; 83912	Immunoglobulin Gene Rearrangement; Kappa Light-chain Probe	each	[***]*
1888	83890; 83892x3; 83894; 83896; 83897; 83912	bcl-2 Gene Translocation [SB]	each	[***]*
1890	83890; 83892x3; 83894; 83896; 83912	bcr/abl Gene Rearrangement [SB]	each	[***]*
1891	82040; 82784x2; 83883	IgM (loc) CNS	each	[***]*
1896	82040; 82784x2; 83883	IgA (loc) CNS	each	[***]*
1900	82172x3	Apolipoprotein Evaluation	each	[***]*
1901	82172	Apolipoprotein A-1	each	[***]*
1903	82172	Apolipoprotein B	each	[***]*
1905	85246; 85247	von Willebrand Factor Multimers Panel	each	[***]*
1906	85247	von Willebrand Multimers	each	[***]*
1907	85246	von Willebrand Factor Ag	each	[***]*
1911	85613	Lupus Anticoagulant: DRVVT	each	[***]*
1915	85597	Lupus Anticoagulant: Hexagonal Phase	each	[***]*
1916	83890; 83892; 83894; 83898; 83912	Apo E GenotypR (for all purp except late-onset Alzheimers)	each	[***]*
1926	83520	Myelin-Associated Glycoprotein (MAG) IgM Autoabs	each	[***]*
1931	82784; 8352x2	IgA Subclasses 1 & 2	each	[***]*
1938	86160	Complement Protein Concentration: C5a	each	[***]*
1941	85210	Factor II Activity	each	[***]*
1942	86161	Complement Functional Activity: C2	each	[***]*
1943	85220	Factor V Activity	each	[***]*
1944	86161	Complement Functional Activity: C3	each	[***]*

1945	85230	Factor VII Activity	each	[***]*
1946	86161	Complement Functional Activity: C4	each	[***]*
1947	85240	Factor VIII Activity	each	[***]*
1948	86161	Complement Functional Activity: C5	each	[***]*
1949	85250	Factor IX Activity	each	[***]*
1950	86161	Complement Functional Activity: C6	each	[***]*
1951	85260	Factor X Activity	each	[***]*
1952	86161	Complement Functional Activity: C7	each	[***]*
1953	85270	Factor XI Activity	each	[***]*
1954	86161	Complement Functional Activity: C8	each	[***]*
1955	85280	Factor XII Activity	each	[***]*
1956	86161	Complement Functional Activity: C9	each	[***]*
1957	85290	Factor XIII Activity Qual w/ relex Quantitation	each	[***]*
1959	85280	Factor XIIa; (Activated)	each	[***]*
1960	86162	Complement: AH50 Total Factor Activity Alternate Pathway	each	[***]*
1962	86161	Complement: Alternate Pathway Function	each	[***]*
1964	83520	Factor IX Ag	each	[***]*
1965	83520	Factor X Ag	each	[***]*
1966	83890; 83892; 83894; 83898; 83912	Factor V Mutation (Leiden)	each	[***]*
1967	85240; 85335	Factor VIII Inactivator	each	[***]*
1968	83520	Complement Split Product Concentration: Factor Bb Fragment	each	[***]*
1971	84999	Tissue Factor	each	[***]*
1976	86160	Complement Protein Concentration: C6	each	[***]*
1978	86160	Complement Protein Concentration: C7	each	[***]*
1980	86160	Complement Protein Concentration: C8	each	[***]*
1982	86160	Complement Protein Concentration: C9	each	[***]*
1984	86160	Complement Protein Concentration: Factor H	each	[***]*
1986	86160	Complement Protein Concentration: Factor I	each	[***]*
1988	86160	Complement Protein Concentration: Properdin	each	[***]*
1990	86160x2	Complement: C4d/C4 Ratio	each	[***]*
1992	83520	Complex	each	[***]*
1994	83520	Complement: C1r:C1s:C1 Inhibitor Complex	each	[***]*
1995	86329	Complement: C4 Binding Protein	each	[***]*
1996	86161	Complement: C3b:Bb:Properdin Complex	each	[***]*
1998	83520	Complement Split Product Concentration: iC3b	each	[***]*
2011	86631; 86632; 86713x12; 86738x3	Atypical Pneumonia Abs Evaluation	each	[***]*
2016	82627; 83001; 83002; 84144; 84146; 84443	Infertility: Endocrine Evaluation (Female)	each	[***]*
2017	83001; 83002; 84146; 84402; 84403	Infertility: Endocrine Evaluation (Male)	each	[***]*
2019	82627; 82670; 83001; 83002; 84146	Anovulatory Evaluation	each	[***]*

2020	83001; 83002	Follicle-Stimulating Hormone & Luteinizing Hormone Eval	each	[***]*
2023	82627; 83001; 83002; 84402; 84403	Polycystic Ovary Evaluation	each	[***]*
2025	82627; 84146; 84403; 84443	Recurrent Spontaneous Abortion: Endocrine Evaluation	each	[***]*
2026	86812x2; 86816x2; 88180	Recurrent Spontaneous Abortion: Immunology Evaluation	each	[***]*
2027	86631x3; 87109; 87490	Recurrent Spontaneous Abortion: Infectious Disease Evaluation	each	[***]*
2028	85613; 86147x3; 86143x3	Recurrent Spontaneous Abortion: Autoimmune Evaluation	each	[***]*
2030	86635x3	Coccidioides Total Abs Evaluation	each	[***]*
2034	87109; 87490; 87590	Sexually Transmitted Disease Agents	each	[***]*
2050	82040; 82784x2; 83883; 86762x2; 86765x3; 86787x2	MRZ Reaction Evaluation	each	[***]*
2101	86256	Antibody-coated Bacteria	each	[***]*
2102	86781	Treponema pallidum IgM Abs; FTA	each	[***]*
2104	86781	Treponema pallidum Total Abs; FTA	each	[***]*
2106	87299	Cytomegalovirus Immediate-early Ag Whole Blood	each	[***]*
2116	86665	Epstein-Barr Virus Viral Capsid Ag (VCA) IgG Abs	each	[***]*
2121	86665	Epstein-Barr Virus Viral Capsid Ag (VCA) IgM Abs	each	[***]*
2122	86665x2	Abs	each	[***]*
2126	86663	Epstein-Barr Virus Early Ag (EA) IgG Abs; diff/rest patterns	each	[***]*
2131	86663	Epstein-Barr Virus Early Ag (EA) IgA Abs	each	[***]*
2136	86753	Babesia microti IgG Abs	each	[***]*
2141	86753	Babesia microti IgM Abs	each	[***]*
2146	87207	Babesia spp. Organism Detection	each	[***]*
2151	86753x2; 87207	Babesiosis Evaluation	each	[***]*
2152	86713x4	Legionella Non-Pneumophila IgG & IgM Abs	each	[***]*
2153	86713x28	Legionella pneumophila IgG & IgM Abs; Serotypes 1-14	each	[***]*
2154	86713x14	Legionella pneumophila IgG Abs; Serotypes 1-14	each	[***]*
2156	86713x12	Legionella pneumophila IgG & IgM Abs; Serotypes 1-6	each	[***]*
2159	86713x14	Legionella pneumophila IgM Abs; Serotypes 1-14	each	[***]*
2161	86753x2	Babesia microti IgG & IgM Abs	each	[***]*
2199	87290	Varicella-zoster Virus Ag Detection	each	[***]*
2211	86663; 86664; 86665x2	Epstein-Barr Virus Evaluation	each	[***]*

12

2231	86645;86694; 86695; 86762; 86778	TORCH IgM Abs Evaluation	each	[***]*
2261	86777x2; 86778x2	Toxoplasma Antibody Evaluation	each	[***]*
2266	86664	Epstein-Barr Virus Nuclear Ag (EBNA) IgG Abs	each	[***]*
2271	86664	Epstein-Barr Virus Nuclear Ag (EBNA) IgM Abs	each	[***]*
2316	86606x2	Aspergillus Evaluation	each	[***]*
2321	86609	Teichoic Acid Abs	each	[***]*
2326	866606	Aspergillus Abs [DD]	each	[***]*
2328	86612	Blastomyces Total Abs [DD]	each	[***]*
2330	86628	Candida albicans Total Abs	each	[***]*
2332	86635	Coccidioides Total Abs [DD]	each	[***]*
2334	86698x2	Histoplasma Abs [DD]	each	[***]*
2343	86628x3	Candida albicans Evaluation without Ag	each	[***]*
2344	86628x3; 87449	Candida albicans Evaluation	each	[***]*
2346	86628	Candida albicans Abs-Titer	each	[***]*
2351	86215	Antideoxyribonuclease-B Abs	each	[***]*
2360	87207	Filaria Organism Detection	each	[***]*
2361	87177	Ova & Parasite: Routine Exam	each	[***]*
2362	87177; 88313	Ova & Parasite: Comprehensive Exam w/ Coccidia Evaluation	each	[***]*
2363	87206; 88313	Ova & Parasite: Coccidia Evaluation	each	[***]*
2364	86592	Rapid Plasma Reagin [RPR]	each	[***]*
2366	86592	VDRL	each	[***]*
2367	87208	Ova & Parasite: Arthropod Identification	each	[***]*
2368	87208	Ova & Parasite: Worm Identification	each	[***]*
2370	86609x4	Streptococcus pneumoniae IgG Abs; 4 Serotypes	each	[***]*
2376	86060	Antistreptolysin O Abs (ASO)	each	[***]*
2381	87449	Escherichia coli K1 / N. meningitidis Type B Ag	each	[***]*
2386	866609x12	Streptococcus pneumoniae IgG Abs; 12 Serotypes	each	[***]*
2398	87070; 87166	Leptospira Culture & Darkfield Microscopy	each	[***]*
2399	87109	Mycoplasma Hominis Culture	each	[***]*
2400	87110	Chlamydia trachomatis Culture	each	[***]*
2401	87110	Chlamydia pneumoniae Culture	each	[***]*
2402	87252	Herpes Simplex Virus Types 1 & 2 Culture	each	[***]*
2403	87081	Helicobacter pylori Culture	each	[***]*
2404	87070	Legionella spp. Culture	each	[***]*
2406	87109	Mycoplasma pneumoniae Culture	each	[***]*
2407	87070	Corynebacterium diphtheriae Culture	each	[***]*
2408	87109	Culture	each	[***]*
2410	87252	Viral Culture	each	[***]*
2411	87075	Clostridium difficile Culture	each	[***]*
2412	87230	Clostridium difficile Toxin B Detection	each	[***]*
2413	87040	Bartonella spp. Culture	each	[***]*
2414	87081	Neisseria gonorrhoeae Culture	each	[***]*
2415	87040	Borrelia spp. Culture	each	[***]*
2416	87081x2	Bordetella pertussis/parapertussis Culture	each	[***]*

2417	87117x2	AFB Culture	each	[***]*
2418	87252	Cytomegalovirus Culture	each	[***]*
2419	87117x2; 87206	AFB Culture & Stain	each	[***]*
2421	87299	Cytomegalovirus Ag Detection	each	[***]*
2422	87278	Legionella pneumophila Ag Detection	each	[***]*
2423	87276; 87299	Influenza Virus; Types A & B Detection	each	[***]*
2424	87299x3	Parainfluenza Virus Types 1-3 Detection	each	[***]*
2425	87260; 87276; 87280; 87299x4	Respiratory Infection Evaluation; Viral	each	[***]*
2426	87274	Herpes Simplex Virus Types 1 & 2 Ag Detection [DFA]	each	[***]*
2428	87265x2	Bordetella pertussis/parapertussis Ag Detection	each	[***]*
2430	87081x2; 87265x2	Bordetella pertussis/parapertussis Evaluation	each	[***]*
2432	87070; 87278	Legionella pneumophila Evaluation	each	[***]*
2433	87081	Streptococcus; Beta Group B Culture Screen	each	[***]*
2434	87070	Acanthamoeba Culture	each	[***]*
2436	86609	Toxic Shock Syndrome Abs	each	[***]*
2437	87174	Toxic Shock Syndrome Evaluation	each	[***]*
2438	87205	Gram Stain	each	[***]*
2439	87328	Cryptosporidium Ag Detection	each	[***]*
2440	87270	Chlamydia trachomatis Ag Detection [DFA]	each	[***]*
2442	87301; 87425	Viral Diarrhea Ag Detection	each	[***]*
2443	87338	Helicobacter pylori Specific Ag	each	[***]*
2444	87301	Adenovirus Enteric Types 40/41 Ag Detection	each	[***]*
2445	86803	Hepatitis C Virus IgG Abs w/ reflex RIBA	each	[***]*
2446	86803	Hepatitis C Virus IgG Abs	each	[***]*
2447	86804	Hepatitis C Virus Abs RIBA Confirmation	each	[***]*
2448	86706	Hepatitis B Virus Surface Ab Quantitation	each	[***]*
2449	87340	Hepatitis B Virus Surface Ag Neutralization	each	[***]*
2450	86708	Hepatitis A Virus Total Abs	each	[***]*
2451	86709	Hepatitis A Virus IgM Abs	each	[***]*
2452	86704	Hepatitis B Virus Core Total Abs	each	[***]*
2453	86706	Hepatitis B Virus Surface Total Abs	each	[***]*
2454	87340	Hepatitis B Virus Surface Ag	each	[***]*
2455	86707	Hepatitis Be Virus Total Abs	each	[***]*
2456	87350	Hepatitis Be Virus Ag	each	[***]*
2457	86705	Hepatitis B Virus Core IgM Abs	each	[***]*
2458	86692	Hepatitis Delta Virus Total Abs	each	[***]*
2459	86692	Hepatitis Delta Virus IgM Abs	each	[***]*
2460	86708	Hepatitis A Virus Total & IgM Abs	each	[***]*
2461	86704; 86706; 87340	Hepatitis B Virus Evaluation	each	[***]*
2462	86707; 87350	Hepatitis Be Virus Antigen/Antibody Evaluation	each	[***]*
2463	86704; 86706; 86707; 86708; 87340; 87350	Hepatitis A & B Virus Evaluation	each	[***]*
2464	86704; 80074; 86706; 86708	Hepatitis A; B; & C Virus Evaluation	each	[***]*
2465	86692x2	Hepatitis Delta Virus Total & IgM Abs	each	[***]*
2466	86790x2	Hepatitis E IgG & IgM Evaluation	each	[***]*

2467	86790	Hepatitis E IgG	each	[***]*
2468	87526	Hepatitis G Virus RNA DetectR	each	[***]*
2469	86790	Hepatitis E IgM	each	[***]*
2470	87340	Hepatitis B Virus Surface Ag without confirmation	each	[***]*
2472	87425	Rotavirus Ag Detection	each	[***]*
2473	87272	Giardia/Cryptosporidium Ag Detection [DFA]	each	[***]*
2475	86762	Rubella IgM Abs	each	[***]*
2476	86704	Hepatitis B Virus Core Total Abs w/reflex IgM	each	[***]*
2486	86645	Cytomegalovirus IgM Abs	each	[***]*
2490	84182	Creutzfeldt-Jakob Disease DetectR	each	[***]*
2491	86793	Yersinia enterocolitica IgG Abs	each	[***]*
2496	86793	Yersinia enterocolitica IgM Abs	each	[***]*
2501	86603	Adenovirus Abs	each	[***]*
2504	87070	Legionella Culture: Environmental	each	[***]*
2506	86606	Aspergillus Total Abs [CF]	each	[***]*
2509	87260	Adenovirus Ag Detection	each	[***]*
2511	86612	Blastomyces Total Abs [CF]	each	[***]*
2516	86609	Neisseria gonorrhoeae Abs	each	[***]*
2521	86631	Chlamydia spp. Total Abs [CF]	each	[***]*
2526	86635	Coccidioides Total Abs [CF]	each	[***]*
2536	86658x4	Coxsackievirus A Abs; Serotypes 7; 9; 10; 16	each	[***]*
2541	86658x6	Coxsackievirus B Abs; Serotypes 1-6	each	[***]*
2546	86658x10	Coxsackievirus A & B Abs Evaluation	each	[***]*
2551	86644	Cytomegalovirus Total Abs	each	[***]*
2566	86658x4	Echovirus Abs; Serotypes 4; 9; 11 & 30	each	[***]*
2571	86694	Herpes Simplex Virus Total Abs [CF]	each	[***]*
2581	86698x2	Histoplasma Abs [CF]	each	[***]*
2586	86710	Influenza Virus Abs; Type A	each	[***]*
2591	86710	Influenza Virus Abs; Type B	each	[***]*
2594	83901x2; 83912	Influenza A & B MultiplexR	each	[***]*
2601	86727	Lymphocytic Choriomeningitis Abs	each	[***]*
2606	86729	Lymphogranuloma Venereum Abs	each	[***]*
2621	86790x3	Parainfluenza Virus Types 1-3 Abs	each	[***]*
2626	86658x3	Poliovirus Abs Serotypes 1-3	each	[***]*
2631	86631	Chlamydia spp. Total Abs	each	[***]*
2641	86790	Reovirus Abs	each	[***]*
2646	86756	Respiratory Syncytial Virus Total Abs	each	[***]*
2650	87798	Enterovirus RNA DetectR [PCR]	each	[***]*
2651	87798	Enterovirus RNA DetectR reflex to Speciation	each	[***]*
2654	87798	Flavivirus Rna DetectR	each	[***]*
2655	87798	Flavivirus DetectR Reflex to Speciation	each	[***]*
2676	86790	Polyomavirus Abs	each	[***]*
2701	86603; 86631; 86710x2; 86738; 86790x3	Respiratory Infection Abs; Adult	each	[***]*
2704	87280	Respiratory Syncytial Virus Detection [DFA]	each	[***]*
2711	86603; 86631; 86710x2; 86738; 86756; 86790x3	Respiratory Infection Abs; Child/Infant	each	[***]*

2726	86694; 86727; 86735x2; 86765x2; 86787x2	Encephalitis Virul Abs	each	[***]*
2731	86606; 86612; 86635; 86698x2	Fungal Abs [CF]	each	[***]*
2741	86710x2	Influenza Virus Abs; Types A & B	each	[***]*
2746	86658x17	Paralytic Viral Ab Evaluation	each	[***]*
2771	86603; 86644; 86651; 86652; 86653; 86654; 86658x14; 86694; 86710x2; 86727; 86735x2; 86765x2; 86787x2	Meningoencephalomyelitis Viral Ab Evaluation	each	[***]*
2780	86612; 86635; 86698x2	Fungal Antibody Panel: Invasive	each	[***]*
2785	86606; 86635; 86641; 86698x2; 87449	Fungal Antibody Panel: Opportunistic	each	[***]*
2790	86612; 86635; 86641; 86698x2; 87449	Fungal Antibody Panel: Systemic	each	[***]*
2871	86317; 86622; 86632; 86645; 86668; 86778	Lymphadenopathy; Infectious IgM Abs Evaluation	each	[***]*
2920	87541	Legionella pneumophila DNA DetectR	each	[***]*
2922	87486	Chlamydia pneumoniae DNA DetectR	each	[***]*
2924	87581	Mycoplasma pneumoniae DNA DetectR	each	[***]*
2925	87490	Chlamydia trachomatis Detection rRNA	each	[***]*
2927	87490; 87590	rRNA	each	[***]*
2928	87486; 87541; 87581	Atypical Pneumonia DNA DetectR	each	[***]*
2929	87798x3	Mycoplasma MultiplexR	each	[***]*
2930	87590	Neisseria gonorrhoeae Detection rRNA	each	[***]*
2932	87591	Neisseria gonorrhoeae DNA LCR	each	[***]*
2934	84999x2; 87798	Staph Resist MultipleXR	each	[***]*
2935	87555; 87560	AFB Identification Mycobacterium spp. rRNA	each	[***]*
2940	87106	Fungus Identification; rRNA	each	[***]*
2941	87205	Fungus Stain	each	[***]*
2945	87207	Malaria Organism Detection	each	[***]*
2948	87207	Giemsa Stain	each	[***]*
2950	87072	Bacterial Identification; Aerobic Organism ID	each	[***]*
2955	87070	Haemophilus ducreyi Culture	each	[***]*
2960	87205	Fecal Leukocytes	each	[***]*
3012	86689	HIV-1 Abs Confirmation Immunoblot	each	[***]*
3015	86689x2	HIV-1 & 2 IgG Abs Confirmation [IB]	each	[***]*
3017	84275; 86316	Uterine Cancer Monitor	each	[***]*
3020	82607; 82746	Vitamin B12 (Cyanocobalamin) & Folate	each	[***]*
3021	86689	HIV-1 Abs Confirmation Immunoblot Plus Conf HIV-2 Abs IB	each	[***]*
3024	82378; 86316	Colorectal Cancer Monitor	each	[***]*
3028	82105; 84702	Alpha-Fetoprotein & Human Chorionic Gonadotropin	each	[***]*
3030	82550; 84066; 84153	ProstAsure	each	[***]*
3032	84066; 84153	Prostate Cancer Monitor	each	[***]*
3051	88342; 88358	Micrometastases DetectrR	each	[***]*

3060	83519; 84443; 84445x2; 86376; 86800	Thyroid Autoabs Evaluation	each	[***]*
3062	86376	Thyroid Peroxidase Autoabs	each	[***]*
3066	86341	Islet Cell Autoantibodies; Complement Fixing	each	[***]*
3069	86341x2	Islet Cell Autoabs Evaluation	each	[***]*
3070	82570; 83497; 84260x2	Carcinoid Evaluation	each	[***]*
3072	84439; 84443; 84480	Thyroid Panel; Hyperthyroidism	each	[***]*
3074	84439; 84443	Thyroid Panel; Hypothyroidism [MEIA/ICMA]	each	[***]*
3076	84439; 84443	Thyroid Screen	each	[***]*
3080	83520; 85048; 86361	HIV-1 Immune Status Monitor	each	[***]*
3090	82105	Alpha-Fetoprotein—Maternal; 2.5 Mom	each	[***]*
3091	82105; 82677; 84702	Screen)	each	[***]*
3092	82105; 82677; 84702	Alpha-Fetoprotein Quad Screen; 2.5 Mom (incl. Inhibin s/o @ $25)	each	[***]*
3100	84066	Prostatic Acid Phosphatase	each	[***]*
3102	82024	Adrenocorticotropic Hormone	each	[***]*
3104	82088	Aldosterone	each	[***]*
3106	82154	Androstanediol Glucuronide	each	[***]*
3108	82105	Alpha-Fetoprotein—Maternal; Serum	each	[***]*
3109	82105	Alpha-Fetoprotein—Tumor Marker	each	[***]*
3110	82105; 82677; 84702	Screen)	each	[***]*
3111	82106	Alpha-Fetoprotein—Prenatal; Amniotic Fluid	each	[***]*
3112	82157	Androstenedione	each	[***]*
3114	82164	Angiotensin Converting Enzyme	each	[***]*
3116	84588	Antidiuretic Hormone	each	[***]*
3119	86316	CA 15-3	each	[***]*
3120	86316	CA 19-9	each	[***]*
3121	86316	CA 125 [MEIA]	each	[***]*
3123	82480	Cholinesterase Serum	each	[***]*
3124	82634	11-Deoxycortisol	each	[***]*
3125	86334	Monoclonal Gammapathies; Serum	each	[***]*
3126	82308	Calcitonin	each	[***]*
3127	84379	Disaccharidases	each	[***]*
3128	82533	Cortisol	each	[***]*
3131	84311	Adenosine Deaminase	each	[***]*
3134	86316	CA27.29	each	[***]*
3136	82533	Cortisol Plasma [HPLC]	each	[***]*
3140	84681	C-Peptide	each	[***]*
3143	82232	Beta-2-Microglobulin	each	[***]*
3146	82626	Dehydroepiandrosterone	each	[***]*
3150	82627	Dehydroepiandrosterone-Sulfate	each	[***]*
3154	82679	Estrone	each	[***]*
3155	82670	Estradiol	each	[***]*
3156	82677	Estriol; Unconjugated	each	[***]*
3158	82677	Estriol; Total	each	[***]*
3163	84144	Progesterone	each	[***]*
3164	82672	Estrogens; Total	each	[***]*
3166	82671	Estrogens; Fractionated	each	[***]*
3170	82728	Ferritin	each	[***]*

3172	82728; 86316	Neuroblastoma Monitor	each	[***]*
3174	83001	Follicle-Stimulating Hormone	each	[***]*
3176	82941	Gastrin	each	[***]*
3181	82985	Glycosylated Albumin	each	[***]*
3182	83003	Growth Hormone	each	[***]*
3184	84702	Human Chorionic Ganadotropin	each	[***]*
3186	83632	Human Placental Lactogen	each	[***]*
3187	84702	Beta-hCG Pregnancy	each	[***]*
3188	82154; 82627; 83498; 84402; 84403	Hirsutism Evaluation; Female	each	[***]*
3190	83498	17-Hydroxyprogesterone	each	[***]*
3192	83525	Insulin	each	[***]*
3193	83525; 83527	Insulin; Free and Bound	each	[***]*
3196	86340	Intrinsic Factor Blocking Autoabs	each	[***]*
3198	83002	Luteinizing Hormone	each	[***]*
3204	83930	Osmolality Serum	each	[***]*
3206	84146	Prolactin	each	[***]*
3208	82310; 82330; 83970	PTH; C Terminal; including Ionized & Total Calcium	each	[***]*
3209	83970	PTH; Mid-Molecule only	each	[***]*
3210	82310; 82330; 83970	PTH; Mid-Molecule; including Ionized & Total Calcium	each	[***]*
3211	82310; 82330; 83970x2	PTH; Mid-Molecule & Intact; incl. Ionized & Total Calcium	each	[***]*
3213	82310; 82330; 83970x2	PTH; C Terminal & Intact including Ionized & Total Calcium	each	[***]*
3214	84244	Renin Activity Plasma	each	[***]*
3218	84270	Sex Hormone Binding Globulin	each	[***]*
3220	84305	Insulin-like Growth Factor 1	each	[***]*
3222	84307	Somatostatin	each	[***]*
3224	84480	Triiodothyronine (T3)	each	[***]*
3225	84480; 84481	T3 Free; Tracer Dialysis	each	[***]*
3226	84436	Thyroxine (T4)	each	[***]*
3228	84439	Thyroxine; Free	each	[***]*
3232	84479	T Uptake	each	[***]*
3234	84481	Triiodothyronine; Free	each	[***]*
3236	84482	Reverse Triidothyronine (RT3)	each	[***]*
3238	84442	Thyroxine Binding Globulin	each	[***]*
3240	83519; 86235x7	Myositis AssessR	each	[***]*
3241	83519	Mi-2 Autoantibodies	each	[***]*
3242	83519; 86235x8	Myositis AssessR Plus Jo-1 Autoantibodies	each	[***]*
3244	84403	Testosterone; Total	each	[***]*
3247	84402	Testosterone; Free	each	[***]*
3248	84402; 84403	Testosterone; Free & Total	each	[***]*
3250	84443	Thyroid Stimulating Hormone; 3rd Generation	each	[***]*
3251	84432; 86800	Thyroglobulin	each	[***]*
3252	84586	Vasoactive Intestinal Peptide	each	[***]*
3253	85301	Antithrombin III Plasma Ag	each	[***]*
3254	82378; 86316	Small-cell Carcinoma Monitor; Lung	each	[***]*
3255	84432	Thyroglobulin Serum	each	[***]*

3258	82378	Carinoembryonic Ag [CEA]	each	[***]*
3261	82088; 84132; 84244	Hyperaldosteronism Evaluation	each	[***]*
3262	82382; 82570; 83835	Pheochromocytoma Evaluation	each	[***]*
3264	82024; 82533	Hypertension IV: Cushing Syndrome Evaluation	each	[***]*
3265	82088; 82157; 82533; 82634;83498; 84402; 84403	Congenital Adrenal Hyperplasia Evaluation	each	[***]*
3270	82383	Epinephrine Plasma	each	[***]*
3272	84202	Erythrocyte Protoporphyrin	each	[***]*
3275	84202	Zinc Protoporphyrin	each	[***]*
3280	85410	Alpha-2-Antiplasmin	each	[***]*
3282	83520	Neopterin	each	[***]*
3286	84260	5-Hydroxytryptamine [Serotonin]	each	[***]*
3288	85415	Tissue Plasminogen Activator Ag	each	[***]*
3290	83520	Interferon-alpha	each	[***]*
3292	83520	Interferon-gamma	each	[***]*
3294	82397	Tumor Necrosis Factor-alpha Plasma	each	[***]*
3295	83520	Interferon-Beta Autoabs (Anti-Interferon-B)	each	[***]*
3296	85420	Tissue Plasminogen Activator Inhibitor	each	[***]*
3297	83520	Interferon-Beta 1A IgG Autoantibodies	each	[***]*
3298	85384; 85415; 85420x2	Thrombotic Risk Evaluation 4	each	[***]*
3304	82384	Catecholamines; Fractionated Plasma	each	[***]*
3310	82570; 83497	5-Hydroxyindoleacetic Acid 24hr Urine	each	[***]*
3315	82570; 83835	Metanephrines; Fractionated 24hr Urine	each	[***]*
3316	82570; 83835	Metanephrines; Total 24hr Urine	each	[***]*
3319	84585	Vanillylmandelic Acid—Pediatric	each	[***]*
3320	82975	L-Glutamine CSF	each	[***]*
3334	82131	Homocyst(e)ine UltraQuant	each	[***]*
3346	84478	Triglycerides	each	[***]*
3350	82465	Cholesterol; Total	each	[***]*
3351	83721	Direct LDL Cholesterol	each	[***]*
3352	83718	Cholesterol HDL	each	[***]*
3354	83088	Histamine	each	[***]*
3356	86280	Isohemagglutinin Titer	each	[***]*
3360	80164	Valproic Acid	each	[***]*
3361	80299	Valproic Acid Free	each	[***]*
3364	80299	Gabapentin	each	[***]*
3369	83690	Lipase	each	[***]*
3371	86147x3	Cardiolipin IgG; IgM & IgA Autoabs	each	[***]*
3372	86147	Cardiolipin IgG Autoabs	each	[***]*
3373	86147	Cardiolipin IgM Autoabs	each	[***]*
3374	86147	Cardiolipin IgA Autoabs	each	[***]*
3390	84484	Troponin (I&T) DetectR	each	[***]*
3392	84484	Troponin T	each	[***]*
3393	84484	Troponin I	each	[***]*
3420	86717	Leishmania IgG Abs	each	[***]*
3441	82042; 82043	Microalbumin; 24Hr Urine	each	[***]*
3442	82043; 82570	Microalbumin Random Urine	each	[***]*
3445	83715	Lipoprotein Electrophoresis	each	[***]*
3446	82172	Lipoprotein (a)	each	[***]*

3452	83615	Lactate Dehydrogenase	each	[***]*
3453	83625	Lactate Dehydrogenase (LD) Isoenzymes	each	[***]*
3454	80061	Cholesterol Evaluation	each	[***]*
3460	83520	Tryptase	each	[***]*
3462	83520	Immunoreactive Trypsin	each	[***]*
3492	82131	2-Methylcitric Acid	each	[***]*
3494	82131	Cystathionine	each	[***]*
3496	83918	Methylmalonic Acid	each	[***]*
3500	84252	Vitamin B2 (Riboflavin) Functional Assessment	each	[***]*
3502	84590	Vitamin A	each	[***]*
3504	82607	Vitamin B12 (Cyanocobalamin)	each	[***]*
3505	84207	Pyridoxal Phosphate (Vitamin B6)	each	[***]*
3508	82180	Vitamin C (Ascorbic Acid)	each	[***]*
3515	84425	Vitamin B1	each	[***]*
3518	84311	Vitamin B1 Functional Assessment	each	[***]*
3519	84311; 84425	Vitamin B1 & Transketolase	each	[***]*
3520	82652	Vitamin D; 1; 25-Dihydroxy (Calcifidol)	each	[***]*
3521	82306	Vitamin D; 25-Hydroxy (Calciferol)	each	[***]*
3522	82746	Folate	each	[***]*
3530	84446	Vitamin E	each	[***]*
3532	83540	Iron	each	[***]*
3534	83540; 83550	Iron Binding Capacity & % Saturation	each	[***]*
3535	82728; 83520; 83540; 83550	Iron Status MonitR	each	[***]*
3536	83540	Iron Liver Tissue	each	[***]*
3546	84153	Prostate-Specific Ag	each	[***]*
3547	84153; 84154	Prostate-Specific Antigen; Free & Total	each	[***]*
3550	83937	Osteocalcin	each	[***]*
3554	82247	Bilirubin; Total	each	[***]*
3556	83520	Elastase Abs	each	[***]*
3560	84311	Antioxidant AssessR	each	[***]*
3562	82180; 83735; 84255; 84446; 84590; 84630	Antioxidant Index, Blood	each	[***]*
3565	82978	Glutathione Peroxidase	each	[***]*
3575	84311	Beta-Hydroxybutrate	each	[***]*
3587	82784; 83883x2	IgG Subclasses 2 & 4	each	[***]*
3616	82943	Glucagon	each	[***]*
3624	85130	Endotoxin Plasma	each	[***]*
3700	86003x4	RAST Food—Pediatric Panel	each	[***]*
3701	82785; 86003x4	RAST Food—Pediatric Panel + Total IgE	each	[***]*
3702	86003x10	RAST Food Panel	each	[***]*
3703	82785; 86003x10	RAST Food Panel + Total IgE	each	[***]*
3704	86003x6	RAST Mold Panel	each	[***]*
3705	82785; 86003x6	RAST Mold Panel + Total IgE	each	[***]*
3710	86003x10	RAST Southern California Panel	each	[***]*
3711	82785; 86003x10	RAST Southern California Panel + Total IgE	each	[***]*
3712	86003x10	RAST Northern California Panel	each	[***]*
3713	82785; 86003x10	RAST Nothern California Panel + Total IgE	each	[***]*
3714	86003x10	RAST Southwest Panel	each	[***]*
3715	82785; 86003x10	RAST Southwest Panel + Total IgE	each	[***]*

3716	86003x10	RAST Midwest Panel	each	[***]*
3717	82785; 86003x10	RAST Midwest Panel + Total IgE	each	[***]*
3718	86003x10	RAST Northeast Panel	each	[***]*
3719	82785; 86003x10	RAST Northeast Panel + Total IgE	each	[***]*
3720	86003x10	RAST Southeast Panel	each	[***]*
3721	82785; 86003x10	RAST Southeast Panel + Total IgE	each	[***]*
3722	86003x12	RAST West Coast Panel	each	[***]*
3723	82785; 86003x12	RAST West Coast Panel + Total IgE	each	[***]*
3745	86003	RAST—Phadiatop	each	[***]*
3812	83520	Interleukin-12	each	[***]*
3814	83520	Interleukin-4	each	[***]*
3816	83520	Interleukin-1 RA	each	[***]*
3822	83520	Interleukin-8	each	[***]*
3823	83520	Interleukin-10	each	[***]*
3827	83520	Interleukin-5	each	[***]*
3828	83520	Interleukin-6	each	[***]*
3830	83520	Mannose-binding Protein	each	[***]*
3832	83520	Interleukin-2 Receptor; Soluble	each	[***]*
3836	85303	Protein C Activity	each	[***]*
3837	85306	Protein S Activity	each	[***]*
3844	82150	Amylase	each	[***]*
3846	82150x3	Amylase Isoenzymes	each	[***]*
3851	82550	Creatine Kinase Isoenzymes (CK)	each	[***]*
3852	82550; 82553	Creatine Kinase-MB Mass & Relative Index	each	[***]*
3856	86329	Immunosuppressive Acidic Protein	each	[***]*
3857	84275; 86316	Melanoma Monitor	each	[***]*
3858	84275	Lipid-Associated Sialic Acid	each	[***]*
3860	86316	Neuron-specific Enolase	each	[***]*
3868	83520	Interleukin-1 beta	each	[***]*
3870	83520	Interleukin-2	each	[***]*
3872	83520	Pancreatitis DetectR	each	[***]*
3876	86337	Insulin Antibodies	each	[***]*
3882	83520	Macrophage Inflammatory Protein-1 alpha	each	[***]*
3883	83520	Macrophage Inflammatory Protein-1 beta	each	[***]*
3885	83520	Rantes	each	[***]*
3886	83520x3	Beta-chemokine Panel	each	[***]*
3892	85610	Prothrombin Time (PTT)	each	[***]*
3893	85610; 85611x2	Prothrombin Time Mixing Studies	each	[***]*
3895	85730	Partial Thromboplastin Time (PT)	each	[***]*
3896	85730; 85732x2	Partial Thromboplastin Time Mixing Studies	each	[***]*
3900	83873	Myelin Basic Protein CSF	each	[***]*
3904	82397	Eosinophil Cationic Protein	each	[***]*
3908	83520	Tumor Necrosis Factor-binding Proteins	each	[***]*
3916	84402; 84403	Testosterone; Bioavailable	each	[***]*
3917	84402; 84403	Testosterone; Weakly Binding	each	[***]*
3930	84075	Alkaline Phosphatase; Total	each	[***]*
3934	82985	Fructosamine	each	[***]*
3941	83970	PTH; Intact only	each	[***]*
3943	82310; 83970	PTH; Intact including Total Calcium only	each	[***]*
3944	82310; 82330; 83970	PTH; Intact including Ionized & Total Calcium	each	[***]*

3945	82310; 83970	PTH; C Terminal; including Total Calcium only	each	[***]*
3946	83150	Homovanillic Acid; 24hr Urine	each	[***]*
3947	83150	Homovanillic Acid; Pediatric	each	[***]*
3952	83519	Chromogranin-A	each	[***]*
3954	84436; 84439	Thyroxine (T4) Free; Direct Dialysis	each	[***]*
3959	83519	Insulin-like Growth Factor Binding Protein (IGFBP-3)	each	[***]*
3973	82523; 82570	Deoxypyridinoline Cross-links	each	[***]*
3974	84075	Alkaline Phosphatase; Bone Specific	each	[***]*
3976	82550	Creatine Phosphokinase	each	[***]*
3978	85540	Leukocyte Alkaline Phosphatase Stain	each	[***]*
3984	83520	Inhibin	each	[***]*
3990	83519	PTH-related Protein	each	[***]*
3996	84080	Alkaline Phosphatase Isoenzymes	each	[***]*
3998	82380x2	Carotenes; alpha and beta	each	[***]*
3999	84181	Carbohydrate-deficient Transferrin; Qualitative	each	[***]*
4002	84181	Transferrin Genetic D Variants	each	[***]*
4004	84181	Tau-Transferrin	each	[***]*
4005	83883	Carbohydrate-Deficient Transferrin (CDT) Ultraquant	each	[***]*
4006	83520	Ganglioside GD1a Autoabs	each	[***]*
4007	83883	CDT UltraQuant with reflex to Genetic D Variants	each	[***]*
4011	83520	Ganglioside Asialo-GM1 Autoabs	each	[***]*
4020	83520x7; 83883; 86256; 86334	Motor & Sensory Neuropathy EvaluatR	each	[***]*
4021	83520x7; 86256; 86334	Motor & Sensory Neuropathy Evaluation	each	[***]*
4026	83520x7; 86334	Motor Neuropathy Evaluation	each	[***]*
4030	83520x2; 83883; 86256; 86334	Sensory Neuropathy EvaluatR	each	[***]*
4031	83520x2; 86256; 86334	Sensory Neuropathy Evaluation	each	[***]*
4041	83520	Ganglioside GD1b Autoabs	each	[***]*
4043	83520	Ganglioside GQ1b Autoabs	each	[***]*
4046	83520	Sulfoglucuronyl Paragloboside Autoabs	each	[***]*
4051	83520x2	Myelin-Assoc Glycoprot & Sulfoglucuronyl Paragloboside Eval	each	[***]*
4056	83520x5	Ganglioside Autoabs Evaluation	each	[***]*
4058	83520x3	Ganglioside GM1 Triple Evaluation	each	[***]*
4061	84181	Myelin-Associated Glycoprotein (MAG) Autoabs	each	[***]*
4070	83520	Lysosomal-associated Membrane Protein IgG Autoantibodies	each	[***]*
4072	83520x3	Bacterial Permeability-increasing (BPI) Protein Autoabs Eval	each	[***]*
4073	80299	Benztropine [cogentin]	each	[***]*
4080	82175; 83655; 83825	Heavy Metal Panel; Serum	each	[***]*
4095	84150	Prostaglandin E2 (PGE2) EIA	each	[***]*
4100	82003	Acetaminophen	each	[***]*
4102	82055	Alcohol; Ethyl	each	[***]*

4103	80101	Lysergic Acid Diethylamide (LSD) Screen	each	[***]*
4108	80100	Barbiturates	each	[***]*
4110	80101	Benzodiazepine Screen Serum	each	[***]*
4114	80156	Carbamazepine	each	[***]*
4116	80156	Carbamazepine; Free	each	[***]*
4118	80100	Cocaine Metabolites Screen; Serum	each	[***]*
4120	80299	Digitoxin	each	[***]*
4122	80162	Digoxin	each	[***]*
4124	80299	Disopyramide	each	[***]*
4125	80100	Drugs of Abuse Screen Serum	each	[***]*
4126	80168	Ethosuximide	each	[***]*
4128	83605	Lactic Acid Plasma	each	[***]*
4130	80176	Lidocaine	each	[***]*
4132	80100	Cannabinoids Screen; Serum	each	[***]*
4135	80299	Methotrexate	each	[***]*
4138	80100	Opiates Screen; Serum	each	[***]*
4142	80184	Phenobarbital	each	[***]*
4144	80185; 80186	Phenytoin Free & Total	each	[***]*
4146	80188	Primidone	each	[***]*
4147	80299	Amiodarone and Metabolites	each	[***]*
4148	80192	Procainamide + NAPA	each	[***]*
4150	80194	Quinidine	each	[***]*
4152	80196	Salicylate	each	[***]*
4155	82365	Stone Analysis; Kidney	each	[***]*
4156	80198	Theophylline	each	[***]*
4158	80101	Tricyclics Screen	each	[***]*
4160	82365	Stone-A-Lyzer	each	[***]*
4162	82108; 82175; 82300; 83655; 83825	Toxic Element Analysis Whole Blood	each	[***]*
4163	82379	Carnitine Evaluation	each	[***]*
4165	82525; 83735; 83785; 84132; 84255; 84630	Minerals Analysis RBC w/K+	each	[***]*
4168	82340; 82436; 82507; 82570; 83735; 83935; 83945; 83986; 84105; 84133; 84300; 84560	Kidney Stone Risk AssessR	each	[***]*
4174	83915	5-Nucleotidase	each	[***]*
4195	80299	Sertraline [Zoloft]	each	[***]*
4196	80299	Lamotrigine	each	[***]*
4200	85378	D-Dimer	each	[***]*
4204	85362	Fibrin Monomer; Soluble	each	[***]*
4208	85362	Fibrinolytic Degradation Product	each	[***]*
4210	85670	Thrombin Time	each	[***]*
4212	83520	Thrombin Anti-Thrombin [TAT] Complex	each	[***]*
4311	80158	Cyclosporine A and Metabolites Whole Blood [FPIA]	each	[***]*
4313	80158	Cyclosporine A [HPLC]	each	[***]*
4397	83018	Antimony	each	[***]*
4426	82705	Fecal Fat (Lipids); Qualitative	each	[***]*
4427	82710	Fecal Fat; Quantitative	each	[***]*
4428	82710	Fecal Fat Acid Steatocrit	each	[***]*

4500	82232; 82300x2; 82570	Cadmium Exposure Panel—OSHA—24hr Urine	each	[***]*
4556	83890; 83892x3; 83894x3; 83898x3; 83912	Obstetric Complications AssessR	each	[***]*
4558	83890; 83892; 83894; 83898; 83912	5;10-Methylenetetrahydrofolate Reductase (MTHFR) C677T Mutation	each	[***]*
4559	83890; 83892; 83894; 83898; 83912	MTHFR A1298C Mutation	each	[***]*
4560	83890; 83892x2; 83894x2; 83898x2; 83912	5;10-MTHFR C677T Mutation Reflex to A1298C Mutation	each	[***]*
4831	82330	Calcium; Ionized	each	[***]*
4834	83519	Voltage-Gated Calcium Channel IgG Autoabs	each	[***]*
4836	82310	Calcium; Total	each	[***]*
4859	82525	Copper Liver Tissue	each	[***]*
4861	83655	Lead Serum	each	[***]*
4862	82108	Aluminum Serum	each	[***]*
4866	83735	Magnesium Serum	each	[***]*
4867	82175	Arsenic Serum	each	[***]*
4868	82300	Cadmium Serum	each	[***]*
4870	82525	Copper Serum	each	[***]*
4871	80178	Lithium Serum	each	[***]*
4872	83785	Manganese	each	[***]*
4873	83825	Mercury Serum	each	[***]*
4875	84255	Selenium	each	[***]*
4877	84630	Zinc Serum	each	[***]*
4900	80150	Amikacin	each	[***]*
4901	80170	Gentamicin	each	[***]*
4902	80200	Tobramycin	each	[***]*
4903	80202	Vancomycin	each	[***]*
4904	80299	Fluconazole	each	[***]*
4905	80299	Itraconazole	each	[***]*
4906	80299	Ketoconazole	each	[***]*
4908	80299	5-Fluorocytosine	each	[***]*
4910	82491	Mycophenolic Acid	each	[***]*
4912	80154	Alprazolam	each	[***]*
4914	80152; 80182	Amitriptyline and Nortriptyline	each	[***]*
4915	80299	Isoniazid	each	[***]*
4916	80154	Chlordiazepoxide [Librium]	each	[***]*
4918	80154	Clonazepam	each	[***]*
4919	80299	Rifampin	each	[***]*
4920	80299	Desalkylflurazepam	each	[***]*
4921	80299	Flecainide [HPLC]	each	[***]*
4922	80160	Desipramine [Norpramin]	each	[***]*
4924	80166; 80299	Doxepin & Nordoxepin	each	[***]*
4925	80201	Topiramate	each	[***]*
4926	80154	Diazepam & Nordiazepam	each	[***]*
4928	80154	Nordiazepam [Zofran]	each	[***]*
4930	80182	Nortriptyline	each	[***]*

4932	80160; 80174	Imipramine & Desipramine [Norpramin]	each	[***]*
4934	80154	Oxazepam [Serax]	each	[***]*
4950	80299x2	Fluoxetine & Norfluoxetine [Prozac]	each	[***]*
4951	80299	Nelfinavir MonitR	each	[***]*
4952	80299	Ritonavir MonitR	each	[***]*
4953	80299	Stavudine (d4T) MonitR	each	[***]*
4954	80299	Nevirapine MonitR	each	[***]*
4956	80299	Delavirdine MonitR	each	[***]*
4957	80299	Didanosine (ddl) MonitR	each	[***]*
4958	80299	Zalcitabine (DDC) MonitR	each	[***]*
4959	80299	Zidovudine (AZT) MonitR	each	[***]*
4960	80299	Trazodone	each	[***]*
4962	80299x2	Clomipramine [Anafranil] & each	each	[***]*
4964	80299	Clozapine Plasma	each	[***]*
4965	80299	Indinavir MonitR	each	[***]*
4966	80299	Lamivudine (3TC) MonitR	each	[***]*
4967	80299	Saquinavir MonitR	each	[***]*
4970	83021	Beta-Thalassemia and Hemoglobinopathy Screen	each	[***]*
4972	83036	Hemoglobin A1c	each	[***]*
4974	83021	Hemoglobin A2; Quantitative	each	[***]*
4976	83021	Hemoglobin F; Quant	each	[***]*
4978	83021	Hemoglobin S Screen	each	[***]*
4982	83020; 83021	Hemoglobin Variant Screen	each	[***]*
4986	85660	Sickle Cell Screen	each	[***]*
4988	83874	Myoglobin	each	[***]*
4991	82139	Amino Acid Profile Quant Plasma	each	[***]*
4992	82131; 83918; 86256	Pernicious Anemia AssessR	each	[***]*
4993	82139	Amino Acid Profile Quant Plasma with Interpretation	each	[***]*
4994	82131; 83918	Megaloblastic Anemia AssessR	each	[***]*
4995	82131x3; 83918	Megaloblastic Anemia EvaluatR	each	[***]*
5001	84550; 85810; 86038; 86431	Arthritis Evaluation #1	each	[***]*
5002	85810; 86038; 86431	Arthritis Evaluation A	each	[***]*
5003	84550; 85810; 86038	Arthritis Evaluation #3	each	[***]*
5004	85810; 86038	Arthritis Evaluation	each	[***]*
5011	84550; 85810; 86038; 86431; 86812	Arthritis-Spondylitis Evaluation	each	[***]*
5012	85810; 86038; 86431; 86812	Arthritis-Spondylitis Evaluation #2	each	[***]*
5013	84550; 85810; 86038; 86812	Arthritis-Spondylitis Evaluation #3	each	[***]*
5014	85810; 86038; 86812	Arthritis-Spondylitis Evaluation #4	each	[***]*
5015	85810; 86812	Arthritis-Spondylitis Evaluation #5	each	[***]*
5021	82565; 84165; 86160x3; 86225	Lupus Renal Evaluation #1	each	[***]*
5022	82565; 84165; 86160x2; 86225	Lupus Renal Evaluation #2	each	[***]*
5023	86160x2; 86225	Lupus Renal Evaluation B	each	[***]*
5031	86160x3; 86225	Lupus Renal Evaluation A	each	[***]*

5036	83520x2; 86160x3; 86225	Lupus CNS Evaluation	each	[***]*
5045	86147x3; 86148x3; 86235	Lupus Pregnancy Monitor	each	[***]*
5050	83520; 85810; 86160; 86431; 86816x2	Rheumatoid Arthritis Prognosticator	each	[***]*
5052	83520; 85810; 86140; 86160; 86431	Rheumatoid Arthritis Monitor #2	each	[***]*
5053	83520; 85810; 86160	Rheumatoid Arthritis Monitor #3	each	[***]*
5110	85025	Complete Blood Count; Platelet Count & Differential	each	[***]*
5111	85025	Complete Blood Count & Differential	each	[***]*
5112	85014; 85018	Hemoglobin & Hematocrit	each	[***]*
5116	85018	Hemoglobin	each	[***]*
5150	85999	Lupus Erythematosus Cell Preparation	each	[***]*
5160	85595	Platelet Count	each	[***]*
5180	85651	Erythrocyte Sedimentation Rate	each	[***]*
5200	81003	Urinalysis	each	[***]*
5225	89325	Sperm IgG Autoabs	each	[***]*
5250	82270	Occult Blood (Hemoccult)	each	[***]*
5295	82947	Glucose 2 hour Post Tolerance	each	[***]*
5297	82947	Glucose 2 hour Post Prandial	each	[***]*
5300	82374	Bicarbonate	each	[***]*
5301	82947	Glucose	each	[***]*
5302	82977	GGT	each	[***]*
5303	82435	Chloride	each	[***]*
5306	84295	Sodium	each	[***]*
5308	84100	Phosphorus Inorganic	each	[***]*
5311	84132	Potassium	each	[***]*
5313	82247; 82248	Bilirubin Fractionated	each	[***]*
5314	82040; 82310; 80048; 84100	Renal Function Panel	each	[***]*
5315	80048	Metabolic Panel; Basic	each	[***]*
5316	82374; 82435; 84132; 84295	Electrolyte Panel	each	[***]*
5317	80053	Metabolic Panel; Comprehensive	each	[***]*
5318	80076	Hepatic Function Panel	each	[***]*
5319	84520	Urea Nitrogen	each	[***]*
5320	87206	AFB Stain	each	[***]*
5322	87102; 87205	Fungus Culture & Stain	each	[***]*
5324	87106	Fungus Identification	each	[***]*
5350	83890x4; 89894x3; 83898x2; 83912	bcr/abl Gene Translocation (PCR)	each	[***]*
5362	83890; 83892x3; 83894x3; 83896x2; 83897x2; 83898; 83912	Fragile X DNA Probe Analysis [SB/PCR]	each	[***]*
5364	83890; 82892x3; 83894x3; 83896x2; 83897; 83912; 88248; 83898	Fragile X DNA Probe Analysis with Chromosome Analysis	each	[***]*

5368	83890; 83894; 83898; 83912	CC-CKR5 Delta 32 Mutation	each	[***]*
5369	83890; 83893x4; 83896x4; 83901; 83912	Hemochromatosis DNA GenotypR	each	[***]*
5372	83890; 83892; 83894; 83898 83912	Prothrombin G20210A Mutation	each	[***]*
5374	83890; 83892; 83894; 83898x3; 83912	Cytochrome P450 2D6 EvaluatR—Poor-Metabolizers	each	[***]*
5402	88182	DNA Ploidy	each	[***]*
5420	86849	Natural Killer Cell Function	each	[***]*
5421	86821; 86849	Natural Killer Cell & LAK Cell Function	each	[***]*
5422	85048; 85595; 86849; 88180	Natural Killer Cell Evaluation	each	[***]*
5635	87147x6	Salmonella Serotyping	each	[***]*
5636	87147x4	Shigella Serotyping	each	[***]*
5637	87147x6	Haemophilus influenzae Serotyping	each	[***]*
5639	87045	Escherichia coli Enterohemorrhagic (0157:H7) Stool Culture	each	[***]*
5640	87147	Escherichia coli 0157:H7 Culture Confirmation	each	[***]*
5641	87230x3	Escherichia coli Pathogenicity Evaluation for Diarrhea	each	[***]*
5642	87230	Escherichia coli Enteroinvasive Toxin	each	[***]*
5643	87230	Escherichia coli Enterotoxigenic Toxin	each	[***]*
5644	87230	Escherichia coli Verotoxin	each	[***]*
5645	87147	Escherichia coli Enteropathogenic Toxin	each	[***]*
5646	87190x7	Prop]	each	[***]*
5647	87190x6	Prop]	each	[***]*
5648	87118	AFB Identification Mycobacterium ssp. by HPLC	each	[***]*
5649	87190x6	Panel	each	[***]*
5650	87190x6	AFB Suscept M. tuberculosis Secondary Radiometric Panel	each	[***]*
5651	87190x7	AFB Suscept: MAI (MAC) Radiometric MIC Panel	each	[***]*
5652	87190x11	AFB Suscept: Mycobacterium ssp. Rapid Grower Panel	each	[***]*
5653	87190x21	AFB Suscept: Mycobaceterium ssp. Panel	each	[***]*
5656	87190x21	AFB Suscept: MAI (MAC) Synergy Study (Drug Combination)	each	[***]*
5657	87190x11	AFB Suscept M. tuberculosis Comprehensive Panel [Agar Prop]	each	[***]*
5659	87190x10	AFB Suscept: MAI (MAC) Comprehensive Panel [Agar Prop]	each	[***]*
5660	87192x5	Fungus Susceptibility: MIC Panel	each	[***]*
5665	87184x2	urine	each	[***]*
5666	87184x2	Aerobic Suscept: Gram Positive Panel Urine/Non-urine	each	[***]*
5667	87184	urine	each	[***]*
5677	87194	Antimicrobial Serum Inhibitory-Cidal Level	each	[***]*
5680	87999	Viral Susceptibility: Acyclovir	each	[***]*

5681	80299	Viral Susceptibility: Foscarnet	each	[***]*
5682	80299	Viral Susceptibility: Ganciclovir	each	[***]*
5683	80299	Viral Susceptibility: Penciclovir	each	[***]*
5685	87186	Aerobic Suscept: Gram Negative MIC Panel Urine/Non-urine	each	[***]*
5686	87186	Aerobic Suscept: Gram Positive MIC Panel Urine/Non-urine	each	[***]*
5687	87186	Aerobic Suscept: Gram Neg Resist MIC Panel Urine/Non-Urine	each	[***]*
5690	87106	Fungus Identification; Exoantigen	each	[***]*
5695	87449	Entamoeba histolytica Ag Detection	each	[***]*
5697	87420	Respiratory Synctial Virgus Ag Detection [EIA]	each	[***]*
5700	87045	Aerobic Bacterial Culture: Stool Comprehensive	each	[***]*
5702	87070	Yersinia Culture	each	[***]*
5704	87045	Campylobacter Culture	each	[***]*
5708	87075x2	Anaerobic Bacterial Culture	each	[***]*
5709	87076	Anaerobic Bacterial Identification	each	[***]*
5711	87186	Anaerobic Bacterial MIC Susceptibility	each	[***]*
5712	87186	Aerobic Suscept: Streptococcus pneumoniae MIC panel	each	[***]*
5713	87186	Aerobic Suscept: Haemophilus influenzae MIC Panel	each	[***]*
5714	87186	Aerobic Suscept:Aminoglycoside MIC; High Level	each	[***]*
5720	87207	Microsporidia Spore Stain	each	[***]*
5723	87252x3; 87390x3	HIV-1 Anti-Viral Drug Study: Phenotypic Resistence	each	[***]*
5725	87252	HIV-1 Culture; Qualitative	each	[***]*
5727	87252	HIV-1 Culture; Quantitative	each	[***]*
5729	87252	HIV-1 Culture; Quantitative; Plasma	each	[***]*
5732	87536	HIV-1 Proviral DNA Accuquant	each	[***]*
5742	88230; 88262; 88271; 88273; 88291	Chromosome Analysis: KAL Gene Deletion by FISH	each	[***]*
5771	87070x2; 87205	Aerobic Bacterial Culture; Routine Miscellaneous	each	[***]*
5772	87060x2	Aerobic Bacterial Culture: Throat	each	[***]*
5773	87086x2	Aerobic Bacterial Culture: Urine	each	[***]*
5774	87070x2	Aerobic Bacterial Culture: Blood	each	[***]*
5775	87070x2; 87205	Aerobic Bacterial Culture; Respiratory	each	[***]*
5776	87070x2	Aerobic Bacterial Culture; Genital	each	[***]*
5777	87081	Streptococcus; Beta Group A Culture Screen	each	[***]*
5778	87070	Gardnerella vaginalis & Grp B Streptococcus Culture Screen	each	[***]*
5779	87102	Fungus Culture: Yeast Screen	each	[***]*
5800	88237; 88264; 88291	Chromosome Analysis: Hematological Disorders I	each	[***]*
5801	87070x2; 87205	Aerobic Bacterial Culture: Eye/Ear	each	[***]*
5802	87020x2	Aerobic Bacterial Culture: Environmental	each	[***]*

5806	88230; 88233; 88237; 88263; 88291	Chromosome Analysis: Mosaicism	each	[***]*
5808	88237; 88271; 88275; 88291	Chromosome Analysis; Trisomy 8 by FISH	each	[***]*
5810	83890; 83892; 83894; 83898x2; 83912; 88237; 88264	Chromosome Analysis: Hematological Disorders II	each	[***]*
5812	88237; 88271; 88275; 88291	Chromosome Analysis: Trisomy 12 by FISH	each	[***]*
5814	88230; 88262; 88291	Chromosome Analysis: Cogenital Disorders; Blood	each	[***]*
5818	88233; 88262; 88291	Chromosome Analysis: Products of Conception/Skin Biopsies	each	[***]*
5822	88235; 88267; 88280; 88291	Chromosome Analysis: Amniotic Fluid	each	[***]*
5830	88230; 88262; 88271; 88273; 88291	Chromosome Analysis: FISH for Genetic Diseases	each	[***]*
5832	88230; 88262; 88271; 88273; 88291	Chromosome & FISH for Genetic Disorders Evaluation	each	[***]*
5834	88237; 88271; 88275; 88291	Chromosome Analysis: bcr/abl Gene Rearrangement by FISH	each	[***]*
5836	88342	Chromosome Analysis: HER-2/neu Gene Amplification	each	[***]*
5838	88237; 88271x2; 88275; 88291	Chromosome Analysis: X and Y Probe for Opposite Sex Bone Marrow Transplant	each	[***]*
5840	88237; 88271; 88275	Chromosome Analysis: Acute Promyelo Leukemia	each	[***]*
5842	88342x2	Her-2/neu [IHC] and Gene Amplification [FISH]	each	[***]*
5844	88230; 88262; 88271; 88273; 88291	Chromosome Analysis: STS Gene Detection	each	[***]*
5846	88342	Her-2/neu [IHC] reflex to Gene Amplification [FISH]	each	[***]*
5900	85335	Activated Protein C Resistance	each	[***]*
5902	86162x2	Complement Deficiency Detector Evaluation	each	[***]*
5910	83520	OKT3 (Anti-) IgG Abs	each	[***]*
5912	83520	OKT3 Ab Quantitation	each	[***]*
5914	83519	Human Anti-Mouse Abs [for Cytogen use only]	each	[***]*
5915	83519	Human Anti-Mouse Abs	each	[***]*
5916	83520x2; 86038; 86256; 86376x3; 87522	Autoimmune Hepatits EvaluatR PLUS	each	[***]*
5917	83520	Cytokeratin Autoabs	each	[***]*
5918	83520x2; 86376x3	Autoimmune Hepatitis EvaluatR	each	[***]*
5920	83520	F-actin IgG Autabs	each	[***]*
5922	86376	Liver Cytosol Autoabs	each	[***]*
5923	86376	Liver-Specific Membrane Lipoprotein Autabs	each	[***]*
5926	83789	S-Adenosyl-Methionine [Sam(E)] AssessR	each	[***]*
5932	85302	Protein C Ag	each	[***]*
5933	85302; 85303	Protein C Evaluation 1	each	[***]*
5935	85306	Protein S Antigen; Free	each	[***]*

5937	85305	Protein S Antigen; Total	each	[***]*
5938	85305; 85306	Protein S Evaluation 1	each	[***]*
5939	83520	Prothrombin Fragment 1.2	each	[***]*
5940	85576x4	Platelet Autoabs; Drug-induced including Heparin	each	[***]*
5941	83520	Beta-Thromboglobulin	each	[***]*
5942	83520	Platelet Factor 4	each	[***]*
5943	85130	Heparin Antifactor Xa	each	[***]*
5945	83520	Heparin-Induced Thrombocytopenia (HIT Assay)	each	[***]*
5948	80197	Tacrolimus	each	[***]*
5951	85300	Antithrombin III Functional	each	[***]*
5952	85300; 85301	Antithrombin III Evaluation	each	[***]*
5955	86022	Platelet Glycoprotein Ib/IX Total Autoantibodies	each	[***]*
5956	86022	Platelet Glycoprotein IIb/IIIa Total Autoantibodies	each	[***]*
5957	86022	Platelet Glycoprotein Ia/IIa Total Autoantibodies	each	[***]*
5958	86022x3	Platelet Glycoprotein Autoantibody AssessR	each	[***]*
5960	85240; 85245; 85246; 85730	von Willebrand Profile with reflex to Multimers	each	[***]*
5961	85240; 85245; 85246; 85730	von Willebrand Profile	each	[***]*
5962	85597; 85610; 85611x2; 85613; 85670; 85730; 85732x2	Lupus Anticoagulant Screen 3	each	[***]*
5963	85613; 85730; 85732x2; 86147x3	Lupus Anticoagulant Screen 1	each	[***]*
5964	85240; 85246	Hemophilia A Carrier Screen	each	[***]*
5965	85300; 85303; 85306	Hereditary Thrombosis Screen A; No Heparin or Coumadin	each	[***]*
5966	83520; 85300; 85302; 85305; 85306	Hereditary Thrombosis Screen B; Patients on Coumadin	each	[***]*
5967	83520; 85576x5	Platelet Function Evaluation	each	[***]*
5968	85305; 85306x2; 86329	Protein S Evaluation 3	each	[***]*
5969	83520; 85250	Hemophilia B Carrier Screen	each	[***]*
5971	82131; 85300; 85303; 85306; 85335; 85384	Thrombotic Risk Evaluation 2	each	[***]*
5972	85300; 85303; 85306; 85335	Thrombotic Risk Evaluation 1	each	[***]*
5973	82131; 82172; 85300; 85301; 85302; 85303; 85305; 85306x2; 85335; 85384; 85410; 85415; 85420	Thrombotic Risk Evaluation 3	each	[***]*
5975	82131	Venous Thromboembolism (VTE) AssessR	each	[***]*
5976	85597; 85610; 85613; 85670; 85730; 86147x3	Lupus Anticoagulant: Screen 2	each	[***]*
5977	85362; 85378; 85410; 85415; 85420x2	Fibrinolysis Evaluation	each	[***]*

5978	83520; 85378	Thrombotic Markers Evaluation	each	[***]*
5980	85300; 85362; 85378; 85610; 85730	Disseminated Intravascular Coagulopathy Evaluation	each	[***]*
5981	85240; 85245; 85246; 85247	von Willebrand Evaluation with Multimers	each	[***]*
5983	85210; 85220; 85230; 85240; 85250; 85260; 85270; 85280; 85384; 85610; 85611x2 85613; 85730; 85732x2	Factor Deficiency Detector	each	[***]*
5984	85240; 85245; 85246	von Willebrand Evaluation without Multimers	each	[***]*
5985	83520	Thrombus Precursor Prot	each	[***]*
5988	83520; 85302; 85303	Protein C Evaluation 2	each	[***]*
5989	83520; 85302	Protein C Evaluation 3	each	[***]*
5990	82131; 82172; 85384	Thrombotic Risk AssessR	each	[***]*
5991	82172; 85246; 85384; 85420	Cadiovascular Thrombotic Risk AssessR	each	[***]*
5992	85303; 85306	Protein C&S Activity	each	[***]*
5993	83520; 85305; 85306	Protein S Evaluation 2	each	[***]*
5994	83520; 85305	Protein S Evaluation 4	each	[***]*
5995	86022x6; 86023x3	Platelet Autoantibodies; Comprehensive	each	[***]*
5996	85292	Prekallikrein [PKK]	each	[***]*
5998	85130	Heparin Co-factor II [HCII]	each	[***]*
7221	86606x3; 86612; 86635x3; 86698x3	Fungal IgG & IgM Abs [EIA]	each	[***]*
7224	86606; 86612; 86635; 86698	Fungal IgG Abs	each	[***]*
7437	87491	Chlamydia trachomatis DNA LCR	each	[***]*
7439	87491; 87591	Ur-Sure Chlamydia trachomatis/Neisseria gonorrhoeae by LCR	each	[***]*
7441	83520	Pyruvate Dehydrogenase IgG Autoabs	each	[***]*
7447	82523; 82570; 83937	Osteoporosis Monitor	each	[***]*
7452	82523x2; 82570; 83937; 84075	Osteoporosis EvaluatR	each	[***]*
7458	86677	Helicobacter pylori Cytotoxin A IgG Abs	each	[***]*
7460	86677x4	Helicobacter pylori IgG; IgM & IgA Abs and Cytotoxin A IgG	each	[***]*
7470	87556	Mycobacterium Tuberculosis GenotypR	each	[***]*
7472	87522	Hepatitis C Virus RNA Quantitation by Branched DNA	each	[***]*
7473	83891x3; 83898x2; 83904; 83912	Hepatitis C Virus SubtypR	each	[***]*
7475	87556	Mycobacterium Tuberculosis DNA PCR	each	[***]*
7476	87522	Hepatitis C Virus RNA AccuQuant reflex GenotypR	each	[***]*
7477	83891x14; 83898x4; 83904x6; 83912	HIV-1 GenotypR (Reverse Transcriptase Inhibitor)	each	[***]*
7478	87536	HIV-1 RNA UltraQuant reflx to HIV GenotypR (RTI)	each	[***]*

7479	83891x4; 83898x2; 83904x2; 83912	HIV-1 GenotypR (Protease Inhibitor)	each	[***]*
7480	83891x13; 83898x5; 83904x8; 83912	HIV-1 GenotypR PLUS (Rev Trans & Prot Inhib)	each	[***]*
7481	86677	Helicobacter pylori Total Abs	each	[***]*
7482	87536	HIV-1 RNA UltraQuant reflx to HIV GenotypR PLUS (RTI&PI)	each	[***]*
7483	87536	HIV-1 RNA UltraQuant reflx to HIV GenotypR (PI)	each	[***]*
7486	87522	Hepatitis C Virus RNA AccuQuant	each	[***]*
7491	86804	Hepatitis C Virus RIBA Evaluation + reflex PCR	each	[***]*
7494	87532	Herpesvirus-6 Human DNA DetectR	each	[***]*
7496	86790x2	Hantavirus Puumala IgG & IgM Abs	each	[***]*
7501	86790x2	Hantavirus Hantaan IgG & IgM Abs	each	[***]*
7506	86790x4	Hantavirus Hantaan & Puumala IgG & IgM Abs	each	[***]*
7507	86790x2	Hantavirus Hantaan & Puumala IgG Abs	each	[***]*
7508	86790x2	Hantavirus Hantaan & Puumala IgM Abs	each	[***]*
7511	87472	Bartonella quintana DNA DetectR	each	[***]*
7514	87798	Hepatitis Delta Virus RNA DetectR	each	[***]*
7516	87521	Hepatitis C Virus RNA DetectR	each	[***]*
7518	87522	Hepatitis C Virus RNA Detector with reflex Quant	each	[***]*
7521	87798	Toxoplasma DNA DetectR	each	[***]*
7522	86812	Respiratory Synctyial Virus RNA DetectR	each	[***]*
7526	87328	Giardia/Cryptosporidium Ag Detection [EIA]	each	[***]*
7531	86021; 86038; 86812	Primary Sclerosing Cholangitis Evaluation	each	[***]*
7536	87301; 87324; 87328x2; 87425	Infectious Gastroenteritis Evaluation	each	[***]*
7546	86720	Leptospira IgG Abs	each	[***]*
7551	86720	Leptospira IgM Abs	each	[***]*
7555	82040; 82784x2; 83883; 86781x2	Treponema pallidum IgG Antibody Index	each	[***]*
7560	86781	Treponema pallidum IgG Antibodies; FTA-ABS Quantitative	each	[***]*
7561	86781	Treponema pallidum IgG Abs	each	[***]*
7565	86781x2	Treponema pallidum IgG & IgM Abs	each	[***]*
7565	86781	Treponema pallidum IgG Abs	each	[***]*
7566	86781	Treponema pallidum IgM Abs	each	[***]*
7570	87476	Borrelia burgordorferi DNA DetectR	each	[***]*
7573	87798	Tropheryma Whippelii DNA DetectR	each	[***]*
7574	83891x3; 83898x2; 83904; 83912	Cytomegalovirus GenotypR	each	[***]*
7575	87496	Cytomegalovirus DNA Detector	each	[***]*
7576	87522	Hepatitis C Virus RNA UltraQuant	each	[***]*
7578	87522	Hepatitis C Virus RNA UltraQuant reflex to HCV Genotyper	each	[***]*
7581	87529x2	Herpes Simplex Virus DNA DetectR	each	[***]*
7583	87798	Epstein-Barr Virus DNA Detector	each	[***]*
7584	87799	Epstein-Barr Virus DNA UltraQuant	each	[***]*

7585	87798	Varicella-zoster Virus DNA DetectR	each	[***]*
7587	87798	Histoplasma DNA DetectR	each	[***]*
7589	87798	Advenovirus DNA DetectR	each	[***]*
7596	86790	Japanese Encephalitis Virus Total Abs	each	[***]*
7598	83891x2; 83898; 83904; 83912; 87798	Aseptic Meningitis/Encephalitis DetectR	each	[***]*
7601	86790	Dengue Virus Total Abs	each	[***]*
7602	83891x2; 83898; 83904; 83912;	Dengue Virus RNA DetectR/Speciaton Types 1-4	each	[***]*
7621	86720x2	Leptospira IgG & IgM Abs	each	[***]*
7626	86720x2; 87070; 87166	Leptospirosis Evaluation	each	[***]*
7631	86768x3	Salmonella IgG; IgM & IgA Abs	each	[***]*
7646	86790	Dengue Virgus IgM Abs	each	[***]*
7661	86778	Toxoplasma IgM Abs [SAGA]	each	[***]*
7666	86777	Toxoplasma IgA Abs	eac	[***]*
7670	87230; 87324	Clostridium difficile Toxin Evaluation	each	[***]*
7672	87075; 87230; 87324	Clostridium difficile Culture & Toxin Evaluation	each	[***]*
7675	86778	Toxoplasma IgM Abs [MAC EIA]	each	[***]*
7685	82040; 82784x2; 83883; 86723x2	Listeria monocytogenes IgG Antibodiy Index	each	[***]*
7691	87324	Clostridium difficile Toxin A Detection	each	[***]*
7695	82040; 82784x2; 83883; 86622x2	Brucella abortus IgG Antibody Index	each	[***]*
7700	82040; 82784x2; 83883; 86603x3	Advenovirus IgG Antibody Index	each	[***]*
7705	82040; 82784x2; 83883; 86698x2	Histoplasma IgG Antibody Index	each	[***]*
7711	86617x2	Borrelia burgdorferi IgG & IgM Abs [IB]	each	[***]*
7716	86617x2; 86618x2	Borrelia burgdorferi IgG & IgM Abs with IB	each	[***]*
7726	86674	Giardia lamblia IgG Abs	each	[***]*
7736	86677	Helicobacter pylori IgM Abs	each	[***]*
7741	86677x3	Helicobacter pylori IgG; IgM & IgA Abs	each	[***]*
7742	86677x3; 87338	Helicobacter pylori EvaluateR	each	[***]*
7744	86677x3; 87081	Helicobacter pylori Evaluation	each	[***]*
7745	87299	Pneumocystis carinii Ag Detection	each	[***]*
7751	86674x3	Giardia lamblia IgG; IgM & IgA Abs	each	[***]*
7756	86705; 86709; 87340	Hepatitis A & B Virus Acute Evaluation	each	[***]*
7757	80074	Hepatitis Acute Profile	each	[***]*
7758	86704; 86706; 86708; 86803; 87340	Hepatitis A; B & C Virus Post Exposure Panel	each	[***]*
7760	87328	Giardia Lamblia Ag Detection	each	[***]*
7761	86677	Helicobacter pylori IgG Abs	each	[***]*
7762	86674x3; 87328	Giardiasis Evaluation	each	[***]*
7770	82040; 82784x2; 83883; 86762x2	Rubella IgG Antibody Index	each	[***]*
7774	82040; 82784x2; 83883; 86790x2	Herpesvirus-6 Human IgG Antibody Index	each	[***]*
7775	86790	Herpesvirus 7 Human IgG Abs	each	[***]*
7776	86790x2	Herpesvirus-6 Human Early Ag IgG & IgM Abs	each	[***]*

7777	86790x2	Herpesvirus-7 Human IgG & IgM Abs	each	[***]*
7778	86790	Herpesvirus-7 Human IgM Abs	each	[***]*
7780	86689	HTLV-I / II Abs Confirmation	each	[***]*
7784	86790	Herpesvirus-8; Human Antibodies	each	[***]*
7785	87798	Herpesvirus-8; Human DNA DetectR	each	[***]*
7786	86790	Herpesvirus-6 Human Early Ag IgG Abs	each	[***]*
7796	86790	Herpesvirus-6 Human Early Ag IgM Abs	each	[***]*
7800	82040; 82784x2; 83883; 86651x2; 86652x2; 86653x2; 86654x2	Arbovirus IgM Antibody Index	each	[***]*
7810	82040; 82784x2; 83883; 86653x2	St. Louis Encephalitis IgM Antibody Index	each	[***]*
7820	82040; 82784x2; 83883; 86651x2	California-La Crosse Encephalitis IgM Antibody Index	each	[***]*
7830	82040; 82784x2; 83883; 86654x2	Western Equine Encephalitis IgM Antibody Index	each	[***]*
7840	82040; 82784x2; 83883; 86652x2	Eastern Equine Encephalitis IgM Antibody Index	each	[***]*
7844	86609x2	Ehrlichia equi IgG & IgM (HGE) Abs	each	[***]*
7846	86609x2; 86618x2	Ehrlichiosis (Granulocytic) & Lyme Disease Evaluation	each	[***]*
7848	86609x4	Ehrlichia chaffeensis (HME) & E. equi (HGE) IgG & IgM Abs Ev	each	[***]*
7851	86609x2	Ehrlichia chaffeensis (HME) IgG & IgM Abs;	each	[***]*
7856	86759	Rotavirus Abs	each	[***]*
7871	86609x2	Rickettsia ricketsii & R typhi IgG Abs Evaluation	each	[***]*
7876	86609x4	Rickettsia ricketsii & R. typhi IgG & IgM Abs Eval	each	[***]*
7881	86609x2	Rickettsia ricketsii & R. typhi IgM Abs Evaluation	each	[***]*
7886	86609	Rickettsia ricketsii IgG Abs	each	[***]*
7891	86609	Rickettsia ricketsii IgM Abs	each	[***]*
7896	86609x2	Rickettsia ricketsii IgG & IgM Abs	each	[***]*
7901	86609	Rickettsia typhi IgG Abs	each	[***]*
7906	86609	Rickettsia typhi IgM Abs	each	[***]*
7911	86609x2	Rickettsia typhi IgG & IgM Abs	each	[***]*
7951	86609x2	Rickettsia conorii IgG & IgM Abs	each	[***]*
7960	82040; 82784x4; 83883; 86618x4; 87476	Neuroborreliosis AccuDx	each	[***]*
7965	82040; 82784x4 83883; 86618x4	Neuroborreliosis Evaluation	each	[***]*
7970	82040; 82784x4; 83883; 86618x4	Borrelia burgdorferi IgG & IgM Antibody Index	each	[***]*
7975	82040; 82784x2; 83883; 86618x2	Borrelia burgdorferi IgM Antibody Index	each	[***]*
7980	82040; 82784x2; 83883; 86787x2	Varicella-zoster Virus IgG Antibody Index	each	[***]*
7986	86677	Helicobacter pylori IgA Abs	each	[***]*
8006	86631x4; 86632x3	Chlamydia spp. Abs Evaluation	each	[***]*

8011	86632x4	Chlamydia spp IgM Abs	each	[***]*
8016	86631x4	Chlamydia spp. Total Abs [MICRO-IF]	each	[***]*
8021	86632	Chlamydia psittaci IgM Abs	each	[***]*
8026	86631	Chlamydia psittaci Total Abs	each	[***]*
8031	86631; 86632	Chlamydia psittaci Total & IgM Abs	each	[***]*
8036	86631x3; 86632x3	Chlamydia trachomatis Total & IgM Abs	each	[***]*
8041	86631x3	Chlamydia trachomatis Total Abs	each	[***]*
8046	86632x3	Chlamydia tracomatis IgM Abs [MICRO-IF]	each	[***]*
8051	86694; 86695x3	Herpes Simplex Virus Types 1 & 2 IgG & IgM Abs	each	[***]*
8056	86603	Advenovirus IgG Abs	each	[***]*
8061	86631x4; 86632x4	Lymphogranuloma Venereum Abs Panel	each	[***]*
8066	86631x4; 86632x4	Chlamydia spp. Total & IgM Abs	each	[***]*
8071	86631; 86632	Chlamydia pneumoniae Total & IgM Abs	each	[***]*
8076	86631	Chlamydia pneumoniae Total Abs	each	[***]*
8081	86632	Chlamydia pneumoniae IgM Abs	each	[***]*
8091	86658x3	Polovirus Abs	eacg	[***]*
8126	86609	Rickettsia tsutsugamushi IgG Abs	each	[***]*
8131	87380	Hepatitis Delta Virus Ag	each	[***]*
8137	87517	Hepatitis B Virus DNA UltraQuant	each	[***]*
8141	87516	Hepatitis B Virus DNA Detector	each	[***]*
8143	87517	Hepatitis B Virus DNA Quantitation by Branched DNA	each	[***]*
8145	87798	JC Virus DNA DetectR	each	[***]*
8147	87799	JC Virus Ultraquant	each	[***]*
8151	86744	Nocardia IgG Abs	each	[***]*
8156	83520x9; 86005; 86331x6; 86606	Hypersensitivity Pneumonitis Evaluation	each	[***]*
8157	86331x5; 86606	Hypersensitivity Evaluation II	each	[***]*
8158	86331	Pigeon Serum Antibodies	each	[***]*
8166	86668	Francisella tularensis Total Abs [Agglutinins]	each	[***]*
8171	86668x3	Francisella tularensis IgG; IgM & IgA Abs	each	[***]*
8176	86651	California-La Crosse Encephalitis IgM Abs	each	[***]*
8181	86652	Eastern Equine Encephalitis IgM Abs	each	[***]*
8186	86653	St. Louis Encephalitis IgM Abs	each	[***]*
8191	86654	Western Equine Encephalitis IgM Abs	each	[***]*
8221	86747x2	Parvovirus B19 IgG & IgM Abs [EIA]	each	[***]*
8226	86651; 86652; 86653; 86654	Arbovirus IgM Abs [IFA]	each	[***]*
8236	86747x2	Parvovirus B19 IgG & IgM Abs [IB]	each	[***]*
8241	86609x2	Abs	each	[***]*
8246	86713	6	each	[***]*
8251	86723	Listeria monocytogenes IgG Abs	each	[***]*
8260	83891; 83896x2; 83898x2; 83912	Parvovirus B19 DNA UltraQuant	each	[***]*
8261	86747x2; 87798	Parvovirus B19 Evaluation	each	[***]*
8266	87798	Parvovirus B19 DNA DetectR	each	[***]*
8286	86671x3	Sporothrix IgG; IgM & IgA Abs	each	[***]*
8311	86698x3	Histoplasma IgG; IgM & IgA Abs	each	[***]*
8312	86698	Histoplasma IgG Abs	each	[***]*
8313	86698	Histoplasma IgM Antibodies	each	[***]*

8316	86635	Coccidioides IgM Abs	each	[***]*
8321	86635	Coccidioides IgM Abs	each	[***]*
8326	86682	Schistosoma IgG Abs	each	[***]*
8331	86635x3	Coccidioides IgG IgM & IgA Abs	eacg	[***]*
8336	86003; 86682x2	Schistosoma IgG; IgM & IgE Abs	each	[***]*
8340	82040; 82784x2; 83883; 86612x2	Blastomyces IgG Antibody Index	each	[***]*
8346	86612	Blastomyces IgG Abs	each	[***]*
8351	86682x2	Schistosoma IgG and IgM Abs	each	[***]*
8370	87798x2	Malaria DNA DetectR	each	[***]*
8371	86750x2	Malaria IgG & IgM Abs	each	[***]*
8386	82784; 82787; 86003; 86682x2	Schistosoma Abs Evaluation	each	[***]*
8421	86682	Fasciola IgG Abs [EIA]	each	[***]*
8426	86682x2	Fasciola IgG & IgM Abs	each	[***]*
8441	86753x3	Entamoeba histolytica IgG; IgM & IgA Abs	each	[***]*
8451	86682	Echinococcus IgG Abs	each	[***]*
8456	86003; 86682x2	Echinococcus IgG; IgM & IgE Abs	each	[***]*
8476	86682x6; 86784x2	Fever of Unknown Origin Antibody Panel	each	[***]*
8516	86710x6	Influenza Virus A & B IgG; IgM & IgA Abs	each	[***]*
8521	86710x6; 87276; 87299	Influenza Evaluation	each	[***]*
8560	82040; 82784x2; 83883; 86644x2	Cytomegalovirus IgG Antibody Index	each	[***]*
8562	82040; 82784x2; 83883; 86644x2; 87496	Cytomegalovirus CNS Infection AccuDx	each	[***]*
8566	86682	Strongyloides IgG Abs	each	[***]*
8576	86771x4	Shigella Abs	each	[***]*
8581	86771	Shigella IgG Abs	each	[***]*
8600	82040; 82784x2; 83883; 86765x3	Measles IgG Antibody Index	each	[***]*
8636	86790	Colorado Tick Fever Total Abs	each	[***]*
8660	82040; 82784x2; 83883; 86738x2	Mycroplasma pnemoniae IgG Antibody Index	each	[***]*
8666	86658x10; 86710x2	Myopericarditis Viral Antibodies Evaluation	each	[***]*
8676	86793	Yersinia enterocolitica Abs Serotype 0:3	each	[***]*
8681	86793	Yersinia enterocolitica Abs Serotype 0:8	each	[***]*
8686	86793	Yersinia enterocolitica Abs Serotype 0:9	each	[***]*
8691	86756x2	Respiratory Syncytial Virus IgG & IgM Abs	each	[***]*
8696	86793x3	Yersinia enterocolitica Abs Serotypes 0:3; 0:8; 0:9	each	[***]*
8711	86793	Yersinia pseudotuberculosis Total Abs	each	[***]*
8721	86793	Yersinia enterocolitica IgA Abs	each	[***]*
8731	86738	Mycoplasma pneumoniae IgA Abs	each	[***]*
8736	86738x3	Mycoplasma pneumoniae IgG; IgM & IgA Abs SeroDx	each	[***]*
8741	86738x2	Mycoplasma pneumoniae IgG & IgM Abs	each	[***]*
8746	86738	Mycoplasma pneumoniae IgG Abs	each	[***]*
8751	86738	Mycoplasma pneumoniae IgM Abs	each	[***]*
8756	86787x2	Varicella-zoster Virus SeroDx; IgG & IgM Abs	each	[***]*

8760	83891x2; 83898x2; 83912	Varicella-Zoster Virus DNA Ultraquant	each	[***]*
8761	86787	Varicella-zoster Virus IgG Abs	each	[***]*
8766	86787	Varicella-zoster Virus IgM Abs	each	[***]*
8771	86765x2	Measles IgG & IgM Abs	each	[***]*
8776	86765	Measles IgG Abs	each	[***]*
8781	86765	Measles IgM Abs	each	[***]*
8831	86622x3	Brucella abortus IgG; IgM & IgA Abs	each	[***]*
8836	86622	Brucella abortus IgG Abs	each	[***]*
8841	86723	Listeria monocytogenes Abs	each	[***]*
8851	86317x2	Bartonella henselae IgG & IgM Abs	each	[***]*
8855	82040; 82784x4; 83883; 86317x4	Bartonella henselae IgG & IgM Antibody Index	each	[***]*
8857	82040; 82784x4; 83883; 86317x4; 87472	Bartonella henselae CNS Infection Evaluation	each	[***]*
8861	87471	Bartonella henselae & B. quintana DNA DetectR	each	[***]*
8863	86317x4	SeroDx	each	[***]*
8864	86317x2	Bartonella quintana IgG & IgM Abs	each	[***]*
8866	86625	Campylobacter jejuni Total Abs [EIA]	each	[***]*
8881	86625	Campylobacter fetus Total Abs	each	[***]*
8886	86625	Campylobacter jejuni Total Abs [CF]	each	[***]*
8921	86653	St. Louis encephalitis Total Abs	each	[***]*
8926	86651	California-La Crosse Encephalitis Total Abs	each	[***]*
8931	86654	Western Equine Encephalitis Total Abs	each	[***]*
8936	86652	Eastern Equine Encephalitis Total Abs	each	[***]*
8941	86618x2	Borrelia burgdorferi IgG & IgM Abs [EIA]	each	[***]*
8942	86618x2	bands	each	[***]*
8945	82040; 82784x2; 83883; 86618x2	Borrelia burgdorferi IgG Antibody Index	each	[***]*
8951	86618	Borrelia burgdorferi IgG Abs	each	[***]*
8961	86618	Borrelia burgdorferi IgM Abs	each	[***]*
8968	86609x2; 86618; 86753	Lyme Co-infection Panel	each	[***]*
8970	82040; 82784x2; 83883; 86777x2	Toxoplasma IgG Antibody Index	each	[***]*
8972	82040; 82784x2; 83883; 86777x2; 87798	Toxoplasma Encephalitis AccuDx	each	[***]*
8981	86665	Epstein-Barr Virus Viral Capsid Ag (VCA) IgA Abs	each	[***]*
9014	87186	Aerobic Suscept: Nocardia/Streptomyces MIC Panel	each	[***]*
9015	87186; 87187	Aerobic Suscept: Nocardia/Streptomyces MIC & MBC Panel	each	[***]*
9022	86781	Treponema pallidum Abs; TP-PA	each	[***]*
9026	86157	Cold Agglutinins	each	[***]*
9076	86768x4	WIDAL Evaluation; Salmonella spp. Abs	each	[***]*
9095	86308	Heterophile Agglutination	each	[***]*
9099	86641	Cryptococcus Abs	each	[***]*
9101	86000x3; 86622; 86668; 86768x4	Febrile Agglutinins	each	[***]*
9121	86000x3	Weil-Felix Test	each	[***]*

9151	86671	Sporothrix Abs	each	[***]*
9166	86635	Coccidioides Total Abs[LPA]	each	[***]*
9189	87449	Cryptococcus Ag	each	[***]*
9190	87449	Candida Ag Detection	each	[***]*
9301	86682x2	Filaria IgG & IgM Abs	each	[***]*
9316	86753	Trypanosoma cruzi IgG Abs	each	[***]*
9326	86619	Borrelia hermsii IgG Abs	each	[***]*
9331	86619	Borrelia hermsii IgM Abs	each	[***]*
9371	86638x2	Coxiella burnetii IgG Abs; Phase 1 & 2	each	[***]*
9376	86638x2	Coxiella burnetii IgM Abs; Phase 1 & 2	each	[***]*
9381	86638x6	Coxiella burnetii IgG; IgM; & IgA Abs; Phase 1 & 2	each	[***]*
9386	86784	Trichinella IgG Abs	each	[***]*
9391	86631	Chlamydia trachomatis IgA Abs	each	[***]*
9396	86619x2	Borrelia hermsii IgG & IgM Abs	each	[***]*
9401	86631x2; 86632	Chlamydia trachomatis IgG; IgM & IgA Abs	each	[***]*
9406	86631	Chlamydia trachomatis IgG Abs [EIA]	each	[***]*
9411	86632	Chlamydia trachomatis IgM Abs [EIA]	each	[***]*
9416	86762	Rubella IgG Abs	each	[***]*
9421	86762x2	Rubella IgG & IgM Abs	each	[***]*
9426	86777	Toxoplasma IgG Abs	each	[***]*
9430	87497	Cytomegalovirus DNA UltraQuant	each	[***]*
9431	86644	Cytomegalovirus IgG Abs	each	[***]*
9436	86644; 86645	Cytomegalovirus IgG & IgM Abs	each	[***]*
9437	86631	Chlamydia pneumoniae Abs UltraQuant	each	[***]*
9446	86695x2	Herpes Simplex Virus Types 1 & 2 IgG Abs	each	[***]*
9451	86695	Herpes Simplex Virus Type 1 IgG Abs	each	[***]*
9456	86695	Herpes Simplex Virus Type 1 IgM Abs	each	[***]*
9461	86695	Herpes Simplex Virus Type 2 IgG Abs	each	[***]*
9466	86694	Herpes Simplex Virus Type 2 IgM Abs	each	[***]*
9471	86694; 86695	Herpes Simplex Virus Types 1 & 2 IgM Abs	each	[***]*
9474	87530x2	Herpes Simplex Virus DNA UltraQuant	each	[***]*
9476	86695x2	Herpes Simplex Virus Type 1 IgG & IgM Abs	each	[***]*
9481	86694; 86695	Herpes Simplex Virus Type 2 IgG & IgM Abs	each	[***]*
9491	86694; 86695	Herpes Simplex Virus SeroDx; Types 1 & 2-specific IgG Abs	each	[***]*
9496	86694; 86695; 87529x2	Herpes Simplex Virus Types 1 & 2 AccuDx [EIA]	each	[***]*
9501	87449	Legionella pneumophila Ag Detection Urine	each	[***]*
9510	82040; 82784x2; 83883; 86317x2	Viral Antibody Index; CSF	each	[***]*
9515	82040; 82784x2; 83883; 86694; 86695x3	Herpes Simplex Virus IgG Antibody Index	each	[***]*
9517	82040; 82784x2; 83883; 86694; 86695x3; 87530x2	Herpes Simplex Virus Encephalitis AccuDx	each	[***]*
9521	86651; 86652; 86653; 86654	Arbovirus Total Abs	each	[***]*

9525	83891x2; 83898x3; 83912	Arbovirus RNA DetectR	each	[***]*
9530	83901x2; 83912; 87496; 87529x2	Viral Encephalitis DetectR	each	[***]*
9601	86588x2; 87449x7	Bacterial Ag Detection	each	[***]*
9606	87449	Haemophilus influenzae b Ag	each	[***]*
9617	83516	Bladder Tumor Antigen	each	[***]*
9620	83516	NMP22 Bladder Tumor marker	each	[***]*
9636	86588	Streptococcus pneumoniae Ag	each	[***]*
9641	86588	Streptococcus Group B Ag	each	[***]*
9671	86615	Bordetella pertussis / parapertussis IgG Abs	each	[***]*
9676	86615x3	Abs	each	[***]*
9681	86615x2	Bordetella pertussis / parapertussis IgM & IgA Abs	each	[***]*
9686	86615	Bordetella pertussis / parapertussis IgM Abs	each	[***]*
9711	86735x2	Mumps IgG & IgM Abs	each	[***]*
9716	86735	Mumps IgG Abs	each	[***]*
9721	86735	Mumps IgM Abs	each	[***]*
9728	87798	Mumps RNA DetectR	each	[***]*
9741	86784x3	Trichinella IgG; IgM & IgA Abs	each	[***]*
9745	82040; 82784x2; 83883; 86784x2	Trichinella IgG Antibody Index	each	[***]*
9751	86793x3	Yersinia enterocolitica IgG; IgM & IgA Abs	each	[***]*
9761	86682x3	Toxocara IgG; IgM; & IgA Abs	each	[***]*
9766	86682	Toxocara IgG Abs	each	[***]*
9816	86682	Cysticercus IgG Abs	each	[***]*
9846	87390	HIV-1 Total Ag; Immune Complex Disruption (ICD)	each	[***]*
9848	87390x2	HIV-1 Free & Total Ag	each	[***]*
9850	82040; 82784x2; 83883; 86317x2	Antibody Index	each	[***]*
9861	86684	Haemophilus influenzae b IgG Abs Single Serum	each	[***]*
9866	87390	HIV-1 Ag Neutralization Confirmation Test	each	[***]*
9872	85048; 85595; 86361; 87536	HIV-1 RNA UltraQuant & CD4 Cell Count	each	[***]*
9874	87536	HIV-1 RNA UltraQuant	each	[***]*
9876	87539	HIV-2 DNA DetectR	each	[***]*
9881	87390	HIV-1 Free Ag	each	[***]*
9882	87390	HIV-1 Ag without Neutralization	each	[***]*
9885	87535	HIV-1 DNA DetectR	each	[***]*
9886	87536	HIV-1 RNA Quantitation by Branched DNA	each	[***]*
9896	87798x2	HTLV-1/ II DNA DetectR	each	[***]*
9898	86790	HTLV I/II IgG Abs	each	[***]*
9899	86790	HTLV I/II IgG Abs w/reflex HTLV I/II IB + bands	each	[***]*
9901	80090; 86695x3; 86778	TORCH IgG & IgM Abs Evaluation	each	[***]*
9911	86695x2; 86777	TORCH IgG Abs Evaluation	each	[***]*
9915	86703	HIV-1/HIV-2 Antibodies Plus Confirmation	each	[***]*
9921	86702	HIV-2 IgG Abs w/ reflex IB	each	[***]*
9926	86689	HIV-2 IgG Abs; Confirmation	each	[***]*

9932	82040; 82784x2; 83883; 86606x2	Aspergillus IgG Antibody Index	each	[***]*
9941	86003; 86606x3	Aspergillus Abs Panel [EIA]	each	[***]*
9946	86606	Aspergillus IgM Abs	each	[***]*
9961	86606	Aspergillus IgG Abs [EIA]	each	[***]*
12990	88233	Fibroblast Culture	each	[***]*
1015F	86431x2	Fluid	each	[***]*
1020F	83883; 86160x2	Complement Panel Fluid	each	[***]*
1040F	86332x4	Circulating Immune Complex Detector Fluid	each	[***]*
1043/12	86609x12; 86648; 86774	Humoral Immune Evaluation (Pneumo 12)	each	[***]*
1043P	86609x8; 86648x2; 86774x2	Humoral Immune Evaluation Pre/Post Vacc	each	[***]*
1043P/12	86609x24; 86648x2; 86774x2	Humoral Immune Evaluation (Pneumo 12) Pre-Post Vacc	each	[***]*
1045C	82784x3	IgA; IgG & IgM Immunoglobulin Quantitation CSF	each	[***]*
1048/12	82784x3; 82785; 82787; 86609x12; 86648; 86774	Humoral Immune Status Survey (Pneumo 12)	each	[***]*
1048P	82784x3; 82785; 82787; 86609x8; 86648x2; 86774x2	Humoral Immune Status Survey (Pneumo 4) Pre/Post Vacc	each	[***]*
1048P/12	82784x3; 82785; 82787; 86609x24; 86648x2; 86774x2	Humoral Immune Status Survey (Pneumo 12) Pre/Post Vacc	each	[***]*
1056C	83873	Myelin Basic Protein Autoantibodies CSF (MBP-CSF)	each	[***]*
1070S	86618x2; 86625; 86631; 86632; 86768x3; 86771; 86793x3	Reactive Arthritis Evaluation Serum (without HLA-B27)	each	[***]*
1080S	86147x3; 86148x3	Antiphospholipid Syndrome Evaluation w/o LA	each	[***]*
1086/12	86609x12; 86648; 86684; 86774	Humoral Immune Eval + Pneumo 12 & H. influenzae b	each	[***]*
1086P	86609x8; 86648x2; 86684x2; 86774x2	Humoral Immune Eval + H. influenzae b Pre/Post Vacc	each	[***]*
1086P/12	86609x24; 86648x2; 86684x2; 84774x2	Humoral Immune Eval + Pneumo 12 & H. influenzae b Pre/Post	each	[***]*
1100F	86038	Antinuclear Abs w/ International Units & Pattern Body Fluid	each	[***]*
1145F	82784	IgD Fluid	each	[***]*
1168C	86256	Neuronal Nuclear IgG Abs Type 1 (Hu) CSF	each	[***]*
1168CS	86256x2	Neuronal Nuclear IgG Abs Type 1 (Hu) Serum & CSF	each	[***]*
1171C	86256x2	Paraneoplastic Syndrome Evaluation CSF	each	[***]*
1171CS	86256x4	Paraneoplastic Syndrome Evaluation Serum & CSF	each	[***]*
1176C	86256	CSF	each	[***]*
1176CS	86256x2	Purkinje Cell Cytoplasmic IgG Abs Type 1 (Yo) Serum & CSF	each	[***]*

1186C	84181	Neuronal Nuclear Abs Type 1 (Hu) CSF	each	[***]*
1187C	84181	Purkinje Cell Cytoplasmic Autoabs Type 1 (Yo) CSF	each	[***]*
1198C	88180	Neuronal IgG Autoabs for CNS Lupus CSF	each	[***]*
1198CS	83520; 88180	Neuronal IgG Autoabs for CNS Lupus Serum & CSF	each	[***]*
1230F	86332	Immune Complex Assay; Raji Cell Fluid	each	[***]*
1240P	85810	Viscosity Plasma	each	[***]*
1245F	82785	IgE Fluid	each	[***]*
1271C	83520	Ribosomal P Protein IgG Autoabs CSF	each	[***]*
1271CS	83520x2	Ribosomal P Protein IgG Autoabs Serum & CSF	each	[***]*
12995W	86890	Isolation of Lymphocytes (Cellular Immunology)	each	[***]*
1320U	82570	Creatinine 24hr Urine	each	[***]*
1320UR	82570	Creatinine Random Urine	each	[***]*
1324C	84165	Protein; Total CSF	each	[***]*
1324F	84155	Protein; Total Fluid	each	[***]*
1324SF	84155	Protein; Total Synovial Fluid	each	[***]*
1324U	84165	Protein; Total 24 hour Urine	each	[***]*
1324UR	84165	Protein; Total Urine Random	each	[***]*
1331P	86648x2; 86774x2	Tetanus & Diptheria Toxoid IgG Abs Pre/Post Vaccination	each	[***]*
1334P	86774x2	Tetanus Toxoid IgG Abs Pre/Post Vaccination	each	[***]*
1401F	86332	Fluid	each	[***]*
1402F	86332	Conglutinin Solid Phase Immune Complex Assay Fluid	each	[***]*
1403F	86332	Immune Complex Assay; Polyethylene Glycol Fluid	each	[***]*
1415P	86648x2	Diptheria Toxoid IgG Abs Pre/Post Vaccination	each	[***]*
1441C	83520	Ganglioside Monosialic Acid Autoabs CSF	each	[***]*
14505W	86890	Lymphocytes Isolation and Storage	each	[***]*
1461C	82784	IgM; low concentrations <1.1 mg/dL CSF	each	[***]*
1466C	82784	IgA; Low Concentrations (<1.1 mg/dL) CSF	each	[***]*
1481F	83520	Hyaluronic Acid Fluid	each	[***]*
1486C	86160	Complement Split Product Concentration: C3a CSF	each	[***]*
1498C	83520x2	IgA (Autoantibodies) IgG & IgM Ab Panel CSF	each	[***]*
1501F	86160	Complement Protein Concentration: C3 Body Fluid	each	[***]*
1504F	86160	Complement protein Concentration: C4 Fluid	each	[***]*
1505C	82784	IgG CSF	each	[***]*
1505F	82784	IgG Fluid	each	[***]*
1505U	82784	IgG 24hr Urine	each	[***]*
1505UR	82784	IgG Urine Random	each	[***]*
1506F	82784	IgA Fluid	each	[***]*
1506U	82784	IgA 24hr Urine	each	[***]*
1506UR	82784	IgA Urine Random	each	[***]*

1508F	82784	IgM Fluid	each	[***]*
1508U	82784	IgM 24hr Urine	each	[***]*
1508UR	82784	IgM Urine Random	each	[***]*
1510C	83883	Albumin CSF	each	[***]*
1510F	83883	Albumin Fluid	each	[***]*
1511F	83883	Complement Protein Concentration: Factor B Fluid	each	[***]*
1512U	83883	Alpha-2-Macroglobulin Urine	each	[***]*
1535C	86140	C-Reactive Protein CSF	each	[***]*
1540F	86431	Rheumatoid Factor IgM Abs [NEPH] Fluid	each	[***]*
1580C	84165	Electrophoresis; Protein CSF	each	[***]*
1580U	84165	Electrophoresis; Protein Urine Random	each	[***]*
1588U	84165	Bence-Jones Protein; Qualitative Urine	each	[***]*
1600F	86162	Fluid	each	[***]*
1600SF	86162	Complement Functional Activity: Total CH50 Synovial Fluid	each	[***]*
1615F	83883	Complement Protein Concentration: C1q Fluid	each	[***]*
1656NY	85048; 85595; 86361	CBC	each	[***]*
1656SR	85048; 85595; 86361	Lymphocyte Enumeration; Helper/Inducer w/ Serial Report	each	[***]*
1657NY	85048; 85595; 86360	CBC	each	[***]*
1678C	88180	Additional Surface Marker [Oncology]	each	[***]*
1678C2	88180x2	Additional Surface Marker -2 [Oncology]	each	[***]*
1694W	88180	Terminal Deoxynucleotidyl Transferase Whole Blood	each	[***]*
1711C	86148x3	CSF	each	[***]*
1731U	83883	Kappa Light Chain; Quant 24hr Urine	each	[***]*
1731UR	83883	Kappa Light Chain Urine Random	each	[***]*
1736U	83883	Lambda Light Chain; Quant 24hr Urine	each	[***]*
1736UR	83883	Lambda Light Chain Urine Random	each	[***]*
1741U	83883x2	Kappa & Lambda Light Chain; Quant 24hr Urine	each	[***]*
1741UR	83883x2	Kappa & Lambda Light Chain Urine Random	each	[***]*
1751C	83520x3	Phosphatidylcholine IgG; IgM & IgA Abs CSF	each	[***]*
1771C	83520x3	Phosphatidic Acid IgG; IgM & IgA Abs CSF	each	[***]*
1791C	83520x3	Phosphatidylethanolamine IgG; IgM & IgA Abs CSF	each	[***]*
1804T	84233; 84234; 88182	Non-breast Cancer Profile 1- Paraffin	each	[***]*
1926C	83520	CSF	each	[***]*
1992C	83520	Complement Split Product Concentration: SC5b-9 Complex CSF	each	[***]*
2102C	86781	Treponema pallidum IgM Abs; FTA CSF	each	[***]*
2104C	86781	Treponema pallidum Total Abs; FTA CSF	each	[***]*
2106U	87299	Cytomegalovirus Immediate-early Ag Urine	each	[***]*
2116F	86665	Fluid	each	[***]*
2121F	86665	Fluid	each	[***]*
2126F	86663	Fluid	each	[***]*

2131F	86663	Epstein-Barr Virus Early Ag (EA) IgA Abs Fluid	each	[***]*
2156F	86713x12	Legionella pneumophila IgG & IgM Abs; Serotypes 1-6 Fluid	each	[***]*
2161C	86753x2	Babesia microti IgG & IgM Abs CSF	each	[***]*
2211E	86663; 86664; 86665x2	Epstein-Barr Virus Evalution Endpoint	each	[***]*
2211F	86663; 86664; 86665x2	Epstein-Barr Virus Evaluation; Fluid	each	[***]*
2231C	86645; 86694; 86695; 86762; 86778	TORCH IgM Abs Evaluation CSF	each	[***]*
2261C	86777x2; 86778x2	Toxoplasma Antibody Evaluation CSF	each	[***]*
2261F	86777x2; 86778x2	Toxoplasma Antibody Evaluation Fluid	each	[***]*
2266F	86664	Epstein-Barr Virus Nuclear Ag (EBNA) IgG Abs Fluid	each	[***]*
2271F	86664	Epstein-Barr Virus Nuclear Ag (EBNA) IgM Abs Fluid	each	[***]*
2321F	86185	Teichoic Acid Abs Fluid	each	[***]*
2326C	86606	Aspergillus Total Abs [DD] CSF	each	[***]*
2328C	86612	Blastomyces Total Abs [DD] CSF	each	[***]*
2332C	86635	Coccidioides Total Abs [DD] CSF	each	[***]*
2334C	86698x2	Histoplasma Abs [DD] CFS	each	[***]*
2366C	86592	VDRL CSF	each	[***]*
2370P	86609x8	Pre/Post	each	[***]*
2386P	86609x24	Pre/Post	each	[***]*
2445B	86803	Hepatitis C Virus IgG Abs w/ reflex RIBA + bands	each	[***]*
2447B	86804	Hepatitis C Virus Abs RIBA Confirmation + bands	each	[***]*
2450R	86708	Hepatitis A Virus Total Abs w/ reflex IgM	each	[***]*
2475C	86762	Rubella IgM Abs CSF	each	[***]*
2486C	86645	Cytomegalovirus IgM Abs CSF	each	[***]*
2491C	86793	Yersinia enterocolitica IgG Abs CSF	each	[***]*
2496C	86793	Yersinia enterocolitica IgM Abs CSF	each	[***]*
2501C	86603	Adenovirus Abs CSF	each	[***]*
2506C	86606	Aspergillus Total Abs [CF] CSF	each	[***]*
2511C	86612	Blastomyces total Abs [CF] CSF	each	[***]*
2516C	86609	Neisseria gonorrhoeae Abs CSF	each	[***]*
2521C	86631	Chlamydia spp. Total Abs [CF] CSF	each	[***]*
2526C	86635	Coccidioides Total Abs [CF] CSF	each	[***]*
2536C	86658x4	Coxsackievirus A Abs; Serotypes 7; 9; 10; 16 CSF	each	[***]*
2541C	86658x6	Coxsackievirus B Abs; Serotypes 1-6 CSF	each	[***]*
2546C	86658x10	Coxsackievirus A & B Abs Evaluation CSF	each	[***]*
2551C	86664	Cytomegalovirus Total Abs CSF	each	[***]*
2566C	86658x4	Echovirus Abs; Serotypes 4; 9; 11 & 30 CSF	each	[***]*
2571C	86694	Herpes Simplex Virus Total Abs CSF [CF]	each	[***]*
2581C	86698x2	Histoplasma Abs [CF] CSF	each	[***]*
2586C	86710	Influenza Virus Abs; Type A CSF	each	[***]*
2591C	86710	Influenza Virus Abs; Type B CSF	each	[***]*
2601C	86727	Lymphocytic Choriomeningitis Abs CSF	each	[***]*
2606C	86729	Lymphogranuloma Venereum Abs CSF	each	[***]*
2621C	86710x3	Parainfluenza Virus Types 1-3 Abs CSF	each	[***]*

2626C	86658x3	Poliovirus Abs Serotypes 1-3 CSF	each	[***]*
2631C	86631	Chlamydia spp. Abs CSF	each	[***]*
2641C	86790	Reovirus Antibodies CSF [CF]	each	[***]*
2646C	86756	Respiratory Syncytial Virus Abs CSF	each	[***]*
2676C	86790	Polyomavirus Abs CSF	each	[***]*
2701C	86603; 86631; 86710x5; 86738	Respiratory Infection Abs; Adult CSF	each	[***]*
2711C	86603; 86631; 86710x5; 86738; 86756	Respiratory Infection Abs; Child/Infant CSF	each	[***]*
2726C	86694; 86727; 86735x2; 86765x2; 86787x2	Encephalitis Viral Abs CSF	each	[***]*
2731C	86606; 86612; 86635; 86698x2	Fungal Abs [CF] CSF	each	[***]*
2741C	86710x2	Influenza Virus Abs; Types A & B CSF	each	[***]*
2746C	86658x17	Paralytic Viral Ab Evaluation CSF	each	[***]*
2771C	86603; 86644; 86651; 86652; 86653; 86654; 86658x14; 86694; 86710x2; 86727; 86735x2; 86765x2; 86787x2	Meningoencephalomyelitis Viral Ab Evaluation CSF	each	[***]*
2771CS	86603x2; 86644x2; 86651x2; 86652x2; 86653x2; 86654x2; 86658x28; 86694x2; 86710x4; 86727x2; 86735x4; 86765x4; 86787x4	Meningoencephalomyelitis Viral Ab Evaluation CSF & Serum	each	[***]*
2780C	86612; 86635; 86698x2	Fungal Antibody Panel: Invasive CSF	each	[***]*
2785C	86606; 86612; 86635; 86641; 86698x2; 87449	Fungal Antibody Panel: Opportunistic CSF	each	[***]*
2790C	86612; 86635; 86641; 86698x2; 87449	Fungal Antibody Panel: Systemic CSF	each	[***]*
3012B	86689	HIV-1 Abs Confirmation Immunoblot + bands	each	[***]*
3012C	86689	HIV-1 Abs Confirmation Immunoblot CSF	each	[***]*
3012NY	86689	HIV-1 Abs Confirmation Immunoblot; New York	each	[***]*
3012NYB	86689	York	each	[***]*
3013B	86689	HIV-1 Abs Confirmation + bands w/ reflex to HIV-2 + bands	each	[***]*
3015B	86689x2	HIV-1 & 2 Abs Confirmation [IB] + Bands	each	[***]*
3017SR	84275; 86316	Uterine Cancer Monitor w/ Serial Graphics	each	[***]*
3091B	85613	HIV-1 IgG Abs w/ Reflex Ib + Bands (Priority)	each	[***]*
3021B	86689	HIV-1 Abs Confirmation Immunoblot + Bands Plus HIV-2 Conf IB	each	[***]*
3024SR	82378; 86316	Colorectal Cancer Monitor w/ Serial Graphics	each	[***]*
3028SR	82105; 84702	Alpha-Fetoprotein & Human Chorionic Gonadotropin w/ Serial Gr	each	[***]*

3032F	84066; 84153	Prostate Cancer Monitor Fluid	each	[***]*
3032SR	84066; 84153	Prostate Cancer Monitor w/ Serial Graphics	each	[***]*
3038BK	88182; 88342x2	Ovarian Cancer Prognosis—Paraffin	each	[***]*
3038FZ	88182; 88342x2	Ovarian Cancer Prognosis—Frozen	each	[***]*
3100F	84066	Prostatic Acid Phosphatase Fluid	each	[***]*
3100SR	84066	Prostatic Acid Phosphatase w/ Serial Graphics	each	[***]*
3104U	82088	Aldosterone; 24hr Urine	each	[***]*
3104UR	82088	Aldosterone; Urine Random	each	[***]*
3109C	82105	Alpha-Fetoprotein CSF	each	[***]*
3109F	82106	Alpha-Fetoprotein Body Fluid—not for prenatal testing	each	[***]*
3109SR	82105	Alpha-Fetoprotein—Tumor Marker w/ Serial Graphics	each	[***]*
3114C	82164	Angiotensin Converting Enzyme CSF	each	[***]*
3119SR	86316	CA 15-3 w/ Serial Graphics	each	[***]*
3120F	86316	CA 19-9 Fluid	each	[***]*
3120NY	86316	CA 19-9 New York	each	[***]*
3120 SR	86316	CA 19-9 w/ Serial Graphics	each	[***]*
3121F	86316	CA 125 Fluid	each	[***]*
3121NY	86316	CA 125 New York	each	[***]*
3121SR	86316	CA 125 w/ Serial Graphics	each	[***]*
3123PL	82482	Cholinesterase Plasma	each	[***]*
3123PLSR	82482	Cholinesterase Plas Serial Graphics	each	[***]*
3123R	82482	Cholinesterase; RBC	each	[***]*
3123RSR	82482	Cholinesterase; RBC w/ Serial Graphics	each	[***]*
3123SR	82480	Cholinesterase w/ Serial Graphics	each	[***]*
3125C	86334	Monoclonal Gammopathies; CSF	each	[***]*
3125U	86334	Monoclonal Gammopathies; Urine	each	[***]*
3128U	82530; 82570	Cortisol; Free 24hr Urine	each	[***]*
3128UR	82530	Cortisol Free Urine Random	each	[***]*
3134NY	86316	CA27.29 New York	each	[***]*
3134SR	86316	CA27.29 w/ Serial Graphics	each	[***]*
3140U	82570; 84681	C-Peptide Urine	each	[***]*
3143C	82232	Beta-2-Microglobulin CSF	each	[***]*
3143F	82232	Beta-2-Microglobulin Fluid	each	[***]*
3143SR	82232	Beta-2-Microglobulin w/ Serial Graphics	each	[***]*
3143U	82232	Beta-2-Microglobulin Urine	each	[***]*
3158U	82570; 82677	Estriol; Total 24hr Urine	each	[***]*
3172SR	82728; 86316	Neuroblastoma Monitor w/ Serial Graphics	each	[***]*
3182MO	83003	Growth Hormone Response Test; Timed	each	[***]*
3182M1	83003	Growth Hormone Response Test; Timed Sample #1	each	[***]*
3182M2	83003	Growth Hormone Response Test; Timed Sample #2	each	[***]*
3182M3	83003	Growth Hormone Response Test; Timed Sample #3	each	[***]*
3182M4	83003	Growth Hormone Response Test; Timed Sample #4	each	[***]*
3182M5	83003	Growth Hormone Response Test; Timed Sample #5	each	[***]*

3182M6	83003	Growth Hormone Response Test; Timed Sample #6	each	[***]*
3182M7	83003	Growth Hormone Response Test; Timed Sample #7	each	[***]*
3184C	84702	Human Chorionic Gonadotropin CSF	each	[***]*
3184F	84702	Human Chorionic Gonadotropin Fluid	each	[***]*
3184SR	84702	Human Chorionic Gonadotropin w/ Serial Graphics	each	[***]*
3204U	83935	Osmolality Urine	each	[***]*
3204UR	83935	Osmolality; Random Urine	each	[***]*
3214M	80408	Saline Suppression Test	each	[***]*
3258C	82378	Carcinoembyronic Ag CSF	each	[***]*
3258F	83278	Carcinoembryonic Ag Body Fluid	each	[***]*
3258NY	82378	Carcinoembryonic Ag New York	each	[***]*
3258SR	82378	Carcinoembryonic Ag w/ Serial Graphics	each	[***]*
3270U	82382	Epinephrine 24hr Urine	each	[***]*
3275I	84202	Zinc Protoporphyrin; Industrial	each	[***]*
3282C	83520	Neopterin CSF	each	[***]*
3286U	84260	5-Hydroxytryptamine 24hr Urine [Serotonin]	each	[***]*
3286UR	84260	5-Hydroxytryptamine Urine Random [Serotonin]	each	[***]*
3290C	83520	Interferon-alpha CSF	each	[***]*
3294BW	82397	Tumor Necrosis Factor-alpha Bronchial Wash	each	[***]*
3294C	82397	Tumor Necrosis Factor-alpha CSF	each	[***]*
3304U	82384	Catecholamines; Fractionated 24hr Urine	each	[***]*
3304UR	82384	Catecholamines; Fractionation Urine Random	each	[***]*
3310UR	82570; 83497	5-Hydroxyindoleacetic Acid Urine Random	each	[***]*
3315UR	82570; 83835	Metanephrines; Fractionation Urine Random	each	[***]*
3316UR	82570; 83835	Metanephrines; Total Urine Random	each	[***]*
3318U	84585	Vanillylmandelic Acid; 24hr Urine	each	[***]*
3318UR	84585	Vanillylmandelic Acid; Urine Random	each	[***]*
3334U	82131	Homocyst(e)ine UltraQuant Urine	each	[***]*
3369U	83690	Lipase; Urine	each	[***]*
3446E	82172	Lipoprotein (a); Endpoint	each	[***]*
3496U	83918	Methylmalonic Acid Urine	each	[***]*
3515F	84425	Vitamin B1 Fluid	each	[***]*
3515W	84425	Vitamin B1 Whole Blood	each	[***]*
3522B	82747	Folate RBC	each	[***]*
3546F	84153	Prostate-Specific Ag Fluid	each	[***]*
3546NY	84153	Prostate-Specific Ag New York	each	[***]*
3546SR	84153	Prostate-Specific Ag w/ Serial Graphics	each	[***]*
3547SR	84153; 84154	Graphics	each	[***]*
3624C	83520	Endotoxin CSF	each	[***]*
3624F	85130	Endotoxin Fluid	each	[***]*
3822BW	83520	Interleukin-8 Bronchial Wash	each	[***]*
3832C	83520	Interleukin-2 Receptor CSF	each	[***]*
3832SF	83520	Interleukin-2 Receptor; Soluble Synovial Fluid	each	[***]*
3857SR	84275; 86316	Melanoma Monitor w/ Serial Graphics	each	[***]*

3858SR	84275	Lipid-Associated Sialic Acid w/ Serial Graphics	each	[***]*
3860C	84999	Neuron-specific Enolase CSF	each	[***]*
3868C	83520	Interleukin-1 beta CSF	each	[***]*
3870C	83520	Interleukin-2 CSF	each	[***]*
3872 UR	83520	Pancreatitis DetectR; Urine Random	each	[***]*
3908C	83520	Tumor Necrosis Factor-binding Proteins CSF	each	[***]*
3943SR	82310; 83970	Graph	each	[***]*
3946UR	83150	Homovanillic Acid; Urine Random	each	[***]*
3970U	82507; 82570	Citrate; 24hr Urine	each	[***]*
3970UR	82507; 82570	Citrate Urine Random	each	[***]*
4011C	83520	Ganglioside Asialo-GM1 Autoabs CSF	each	[***]*
4021C	83520x4; 86256; 86334	Motor & Sensory Neuropathy Evaluation CSF	each	[***]*
4026C	83520x7; 86334	Motor Neuropathy Evaluation CSF	each	[***]*
4041C	83520	Ganglioside GD1b Autoabs CSF	each	[***]*
4080U	82175; 83655; 83825	Heavy Metal Screen 24hr Urine	each	[***]*
4080UR	82175; 83655; 83825	Heavy Metal Screen Urine Random	each	[***]*
4080W	82175; 83655; 83825	Heavy Metal Screen Whole Blood	each	[***]*
4099UR	83520	Leukotriene B4 (LTB4)	each	[***]*
4102U	82055	Alcohol; Ethyl Urine	each	[***]*
4102W	82055	Alcohol; Ethyl Whole Blood	each	[***]*
4103U	80101	Lysergic Acid Diethylamide (LSD) Screen; Urine	each	[***]*
4106U	82145	Amphetamine/Methamphetamine Urine	each	[***]*
4108U	80101	Barbiturates Urine	each	[***]*
4110U	80101	Benzodiazepine Screen Urine	each	[***]*
4118U	80101	Cocaine Metabolites Urine	each	[***]*
4125U	80101	Drugs of Abuse Screen Urine	each	[***]*
4132U	80101	Cannabinoids Urine	each	[***]*
4134U	83840	Methadone Urine	each	[***]*
4138U	83925	Opiates Urine	each	[***]*
4140U	83992	Phencyclidine Urine	each	[***]*
4149U	80299	Propoxyphene Urine	each	[***]*
4266U	82523; 82570	N-Telopeptides w/ Creatinine	each	[***]*
4311SR	80158	Cyclosporin A & Metabolites Whole Blood [FPIA-Monoclonal] w/ SR	each	[***]*
4332U	83945	Oxalate 24hr Urine	each	[***]*
4332UR	83945	Oxalate Random Urine	each	[***]*
4333U	84560	Uric Acid; 24hr Urine	each	[***]*
4333UR	84560	Uric Acid Random Urine	each	[***]*
4397U	83018	Antimony 24hr Urine	each	[***]*
4397UR	83018	Antimony Urine Random	each	[***]*
4397W	83018	Antimony Whole Blood	each	[***]*
4500UR	82232; 82300x2; 82570	Cadmium Exposure Panel—OSHA—Random Urine	each	[***]*
4501U	82232; 82300; 82570	Cadmium Exposure Panel 24hr Urine	each	[***]*
4501UR	82232; 82300; 82570	Cadmium Exposure Panel Urine Random	each	[***]*
4502U	82300; 82570	Cadmium Exposure Panel 24hr Urine—Limited	each	[***]*

4502UR	82300; 82570	Cadmium Exposure Panel Urine Random—Limited	each	[***]*
4836U	82340	Calcium; Total 24hr Urine	each	[***]*
4836UR	82340	Calcium; Urine Random	each	[***]*
48611	83655	Lead Industrial (OSHA) Whole Blood	each	[***]*
4861NY	83655	Lead Whole Blood New York	each	[***]*
4861U	83655	Lead 24hr Urine	each	[***]*
4861UR	83655	Lead Urine Random	each	[***]*
4861W	83655	Lead Whole Blood	each	[***]*
4862D	82108	Aluminum Dialysate	each	[***]*
4862SR	82108	Aluminum Serial Graphics	each	[***]*
4862U	82108	Aluminum 24hr Urine	each	[***]*
4862UR	82108	Aluminum Urine Random	each	[***]*
4862W	82108	Aluminum Whole Blood	each	[***]*
4866R	83735	Magnesium RBC	each	[***]*
4866U	83735	Magnesium 24hr Urine	each	[***]*
4866UR	83735	Magnesium Urine Random	each	[***]*
4867L	82175	Arsenic; Liquid	each	[***]*
4867U	82175	Arsenic 24hr Urine	each	[***]*
4867UI	82175; 82570	Arsenic Urine Industrial	each	[***]*
4867UR	82175	Arsenic Urine Random	each	[***]*
4867W	82175	Arsenic Whole Blood	each	[***]*
4868U	82300	Cadmium 24hr Urine	each	[***]*
4868UR	82300	Cadmium Urine Random	each	[***]*
4868W	82300	Cadmium Whole Blood	each	[***]*
4870PL	82525	Copper Plasma	each	[***]*
4870R	82525	Copper RBC	each	[***]*
4870U	82525	Copper 24hr Urine	each	[***]*
4870UR	82525	Copper Urine Random	each	[***]*
4871U	80178	Lithium 24hr Urine	each	[***]*
4871UR	80178	Lithium Urine Random	each	[***]*
4872R	83785	Manganese RBC	each	[***]*
4872U	83785	Manganese 24hr Urine	each	[***]*
4872UR	83785	Manganese Urine Random	each	[***]*
4872W	83785	Manganese Whole Blood	each	[***]*
4873U	83825	Mercury 24hr Urine	each	[***]*
4873UI	82570; 83825	Mercury Urine Industrial	each	[***]*
4873UR	83825	Mercury Urine Random	each	[***]*
4873W	83825	Mercury Whole Blood	each	[***]*
4874R	84132	Potassium RBC	each	[***]*
4875R	84255	Selenium RBC	each	[***]*
4875U	84255	Selenium 24hr Urine	each	[***]*
4875UR	84255	Selenium Random Urine	each	[***]*
4875W	84255	Selenium Whole Blood	each	[***]*
4877PL	84630	Zinc Plasma	each	[***]*
4877R	84630	Zinc RBC	each	[***]*
4877U	84630	Zinc 24hr Urine	each	[***]*
4877UR	84630	Zinc Urine Random	each	[***]*
4880W	83018	Molybdenum; Whole blood	each	[***]*
4900P	80150x2	Amikacin Peak & Trough	each	[***]*
4901P	80170x2	Gentamicin Peak & Trough	each	[***]*

each

4902P	80200x2	Tobramycin Peak & Trough	each	[***]*
4903P	80202x2	Vancomycin Peak & Trough	each	[***]*
4908P	80299x2	5-Fluorocytosine Peak & Trough	each	[***]*
4915P	80299x2	Isoniazid Peak & Trough	each	[***]*
4919P	80299x2	Rifampin Peak & Trough	each	[***]*
4925P	80201x2	Topiramate Peak & Trough	each	[***]*
4988UR	83874	Myoglobin Urine Random	each	[***]*
5301C	82947	Glucose; CSF	each	[***]*
5301P	82947	Glucose; Plasma	each	[***]*
5303C	82438	Chloride CSF	each	[***]*
5303U	82436	Chloride; 24hr Urine	each	[***]*
5303UR	82436	Chloride; Urine Random	each	[***]*
5306U	84300	Sodium; 24hr Urine	each	[***]*
5306UR	84300	Sodium Urine ISE Random	each	[***]*
5308U	84105	Phosphorus; 24Hr Urine	each	[***]*
5311C	84999	Potassium; CSF	each	[***]*
5311U	84133	Potassium; 24hr Urine	each	[***]*
5311UR	84133	Potassium Urine Random	each	[***]*
5400BK	88182	DNA Ploidy & Cell Cycle Analysis Block	each	[***]*
5400FZ	88182	DNA Ploidy & Cell Cycle Analysis Frozen	each	[***]*
5400NI	88182	DNA Analysis [FC; No Interpretation]	each	[***]*
5400TBK	88182	NonBreast DNA Ploidy & Cell Cycle Analysis Block	each	[***]*
5400TFZ	88182	NonBreast DNA Ploidy & Cell Cycle Analysis Frozen	each	[***]*
5400U	88182	DNA Ploidy & Cell Cycle Analysis Bladder/Urine	each	[***]*
5402NI	88182	DNA Analysis [IA; No Interpretation]	each	[***]*
5652CLA	87190	AFB Suscept: Custom Disk Diffusion-Clarithromycin	each	[***]*
5652ETH	87190	AFB Suscept: Custom Disk Diffusion-Ethambutol	each	[***]*
5652MIN	87190	AFB Suscept: Custom Disk Diffusion-Minocycline	each	[***]*
5652RIF	87190	AFB Suscept: Custom Disk Diffusion-Rifampin	each	[***]*
5652TRI	87190	AFB Suscept: Custom Disk Diffusion-Trim/Sulfa	each	[***]*
5654AM	87190	Amikacin	each	[***]*
5654CA	87190	AFB Suscept: Custom Drug Radiometric Assay-Capreomycin	each	[***]*
5654CI	87190	AFB Suscept: Custom Drug Radiometric Assay-Ciprofloxacin	each	[***]*
5654CL	87190	AFB Suscept: Custom Drug Radiometric Assay-Clofazamine	each	[***]*
5654ET1	87190	AFB Suscept: Custom Drug Radiometric Assay-Ethambutol	each	[***]*
5654ET2	87190	AFT Suscept: Custom Drug Radiometric Assay-Ethionamide	each	[***]*
5654IS	87190	Isoniazid	each	[***]*
5654KA	87190	Kanamycin	each	[***]*

5654PAS	87190x2	AFT Suscept: Custom Drug Radiomet Assay-p-Aminosalic Acid	each	[***]*
5654PY	87190	AFB Suscept: Custom Drug Radiometric Assay-Pyrazinamide	each	[***]*
5654RI	87190	Rifampin	each	[***]*
5654ST	87190	AFB Suscept: Custom Drug Radiometic Assay-Streptomycin	each	[***]*
5655AMI	87190	Amikacin	each	[***]*
5655CEF	87190	Cefoxitin	each	[***]*
5655CIP	87190	AFB Suscept: Custom Drug for Rapid Growers-Ciprofloxacin	each	[***]*
5655CLA	87190	AFB Suscept: Custom Drug for Rapid Growers-Clarithromycin	each	[***]*
5655DOX	87190	AFB Suscept: Custom Drug for Rapid Growers-Doxycycline	each	[***]*
5655ERY	87190	AFB Suscept: Custom Drug for Rapid Growers-Erythromycin	each	[***]*
5655GEN	87190	Gentamicin	each	[***]*
5655IMI	87190	Imipenem	each	[***]*
5655KAN	87190	Kanamycin	each	[***]*
5655MIN	87190	AFB Suscept: Custom Drug for Rapid Growers-Minocycline	each	[***]*
5655OFL	87190	Ofloxacin	each	[***]*
5655TOB	87190	AFB Suscept: Custom Drug for Rapid Growers-Tobramycin	each	[***]*
5661AM	87192	Fungus Susceptibility: Custom MIC-Amphotericin B	each	[***]*
5661FC	87192	Fungus Susceptibility: Custom MIC-5-Fluorocytosine	each	[***]*
5661FL	87192	Fungus Susceptibility: Custom MIC-Fluconazole	each	[***]*
5661IT	87192	Fungus Susceptibility: Custom MIC-Itraconazole	each	[***]*
5661KE	87192	Fungus Susceptibility: Custom MIC-Ketoconazole	each	[***]*
5661MI	87192	Fungus Susceptibility: Custom MIC-Miconazole	each	[***]*
5662AM	87187; 87192	Fungus Susceptibility: Custom MIC & MFC-Amphotericin B	each	[***]*
5662FC	87187; 87192	Fungus Susceptibility: Custom MIC & MFC-5-Fluorocytosine	each	[***]*
5662FL	87187; 87192	Fluconazole	each	[***]*
5662IT	87187; 87192	Itraconazole	each	[***]*
5662KE	87187; 87192	Ketoconazole	each	[***]*
5662MI	87187; 87192	Fungus Susceptibility: Custom MIC & MFC-Miconazole	each	[***]*
5668AMD	87181	Aerobic Suscept: Custom Drug-Amdinocillin	each	[***]*
5668AMI	87181	Aerobic Suscept: Custom Drug-Amikacin	each	[***]*
5668AMP1	87181	Aerobic Suscept: Custom Drug-Ampicillin	each	[***]*
5668AUG	87181	Aerobic Suscept: Custom Drug-Augmentin	each	[***]*
5668AZI	87181	Aerobic Suscept: Custom Drug-Azithromycin	each	[***]*

5668AZT	87181	Aerobic Suscept: Custom Drug-Aztreonam	each	[***]*
5668CAR	87181	Aerobic Suscept: Custom Drug-Carbenicillin	each	[***]*
5668CEF1	87181	Aerobic Suscept: Custom Drug-Cefaclor	each	[***]*
5668CEF3	87181	Aerobic Suscept: Custom Drug-Cefazolin	each	[***]*
5668CEF4	87181	Aerobic Suscept: Custom Drug-Cefixime	each	[***]*
5668CEF5	87181	Aerobic Suscept: Custom Drug-Cefonicid	each	[***]*
5668CEF6	87181	Aerobic Suscept: Custom Drug-Cefoperazone	each	[***]*
5668CEF8	87181	Aerobic Suscept: Custom Drug-Cefotetan	each	[***]*
5668CEF9	87181	Aerobic Suscept: Custom Drug-Cefoxitin	each	[***]*
5668CF10	87181	Aerobic Suscept: Custom Drug-Ceftazidime	each	[***]*
5668CF11	87181	Aerobic Suscept: Custom Drug-Ceftizoxime	each	[***]*
5668CF12	87181	Aerobic Suscept: Custom Drug-Ceftriaxone	each	[***]*
5668CF13	87181	Aerobic Suscept: Custom Drug-Cefuroxime	each	[***]*
5668CF14	87181	Aerobic Suscept: Custom Drug-Ceftibuten	each	[***]*
5668CF15	87181	Aerobic Suscept: Custom Drug-Cefpodoxime	each	[***]*
5668CHL	87181	Aerobic Suscept: Custom Drug-Chloramphenicol	each	[***]*
5668CIP	87181	Aerobic Suscept: Custom Drug-Ciprofloxacin	each	[***]*
5668CLA	87181	Aerobic Suscept: Custom Drug-Clarithromycin	each	[***]*
5668CLI	87181	Aerobic Suscept: Custom Drug-Clindamycin	each	[***]*
5668ERY	87181	Aerobic Suscept: Custom Drug-Erythromycin	each	[***]*
5668GEN	87181	Aerobic Suscept: Custom Drug-Gentamicin	each	[***]*
5668IMI	87181	Aerobic Suscept: Custom Drug-Imipenem	each	[***]*
5668LEV	87181	Aerobic Suscept: Custom Drug-Levofloxacin	each	[***]*
5668NET	87181	Aerobic Suscept: Custom Drug-Netilmicin	each	[***]*
5668NIT	87181	Aerobic Suscept: Custom Drug-Nitrofurantoin	each	[***]*
5668NOR	87181	Aerobic Suscept: Custom Drug-Norfloxacin	each	[***]*
5668OXA	87181	Aerobic Suscept: Custom Drug-Oxacillin	each	[***]*
5668PEN	87181	Aerobic Suscept: Custom Drug-Penicillin G	each	[***]*
5668PIP1	87181	Aerobic Suscept: Custom Drug-Piperacillin	each	[***]*
5668RIF	87181	Aerobic Suscept: Custom Drug-Rifampin	each	[***]*
5668STR	87181	Aerobic Suscept: Custom Drug-Streptomycin	each	[***]*
5668TET	87181	Aerobic Suscept: Custom Drug-Tetracycline	each	[***]*
5668TIC	87181	Aerobic Suscept: Custom Drug-Ticarcillin	each	[***]*
5668TOB	87181	Aerobic Suscept: Custom Drug-Tobramycin	each	[***]*
5668TRI	87181	Aerobic Suscept: Custom Drug-Trimethoprim/Sulfamethoxazole	each	[***]*
5668VAN	87181	Aerobic Suscept: Custom Drug-Vancomycin	each	[***]*
5675AMI	87186	Aerobic Suscept: Custom MIC—Amikacin	each	[***]*
5675AMP1	87186	Aerobic Suscept: Custom MIC—Ampicillin	each	[***]*
5675AMP2	87186	Aerobic Suscept: Custom MIC—AMP/Sulbactam	each	[***]*
5675AUG	87186	Aerobic Suscept: Custom MIC—Augmentin	each	[***]*
5675AZI	87186	Aerobic Suscept: Custom MIC—Azithromycin	each	[***]*
5675AZT	87186	Aerobic Suscept: Custom MIC—Aztreonam	each	[***]*
5675BEN	87186	Aerobic Suscept: Custom MIC—Benzylpenicillin	each	[***]*
5675CAR	87186	Aerobic Suscept: Custom MIC—Carbenicillin	each	[***]*

5675CEF1	87186	Aerobic Suscept: Custom MIC—Cefaclor	each	[***]*
5675CEF3	87186	Aerobic Suscept: Custom MIC—Cefazolin	each	[***]*
5675CEF4	87186	Aerobic Suscept: Custom MIC—Cefixime	each	[***]*
5675CEF6	87186	Aerobic Suscept: Custom MIC—Cefoperazone	each	[***]*
5675CEF7	87186	Aerobic Suscept: Custom MIC—Cefotaxime	each	[***]*
5675CEF8	87186	Aerobic Suscept: Custom MIC—Cefotetan	each	[***]*
5675CEF9	87186	Aerobic Suscept: Custom MIC—Cefoxitin	each	[***]*
5675CEP	87186	Aerobic Suscept: Custom MIC—Cephalothin	each	[***]*
5675CF10	87186	Aerobic Suscept: Custom MIC—Ceftazidime	each	[***]*
5675CF11	87186	Aerobic Suscept: Custom MIC—Ceftizoxime	each	[***]*
5675CF12	87186	Aerobic Suscept: Custom MIC—Ceftriaxone	each	[***]*
5675CF13	87186	Aerobic Suscept: Custom MIC—Cefuroxime	each	[***]*
5675CF14	87186	Aerobic Suscept: Custom MIC—Cefepime	each	[***]*
5675CF15	87186	Aerobic Suscept: Custom MIC—Cefpodoxime	each	[***]*
5675CHL	87186	Aerobic Suscept: Custom MIC—Chloramphenicol	each	[***]*
5675CIP	87186	Aerobic Suscept: Custom MIC—Ciprofloxacin	each	[***]*
5675CLA	87190	Aerobic Suscept: Custom MIC—Clarithromycin	each	[***]*
5675CLI	87186	Aerobic Suscept: Custom MIC—Clindamycin	each	[***]*
5675ERY	87186	Aerobic Suscept: Custom MIC—Erythromycin	each	[***]*
5675GEN	87186	Aerobic Suscept: Custom MIC—Gentamicin	each	[***]*
5675IMI	87186	Aerobic Suscept: Custom MIC—Imipenem	each	[***]*
5675LEV	87186	(Levaquin)	each	[***]*
5675LOM	87186	Aerobic Suscept: Custom MIC—Lomefloxacin	each	[***]*
5675MEZ	87186	Aerobic Suscept: Custom MIC—Mezlocillin	each	[***]*
5675MIN	87186	Aerobic Suscept: Custom MIC—Minocycline	each	[***]*
5675NIT	87186	Aerobic Suscept: Custom MIC—Nitrofurantoin	each	[***]*
5675NOR	87186	Aerobic Suscept: Custom MIC—Norfloxacin	each	[***]*
5675OFL	87186	Aerobic Suscept: Custom MIC—Ofloxacin	each	[***]*
5675OXA	87186	Aerobic Suscept: Custom MIC—Oxacillin	each	[***]*
5675PEN	87186	Aerobic Suscept: Custom MIC—Penicillin G	each	[***]*
5675PIP1	87186	Aerobic Suscept: Custom MIC—Piperacillin	each	[***]*
5675PIP2	87186	Piperacillin/Tazobactam	each	[***]*
5675QUI	87186	Quinupristin/Dalfopristin	each	[***]*
5675RIF	87186	Aerobic Suscept: Custom MIC—Rifampin	each	[***]*
5675STR	87186	Aerobic Suscept: Custom MIC—Streptomycin	each	[***]*
5675SUL1	87186	Aerobic Suscept: Custom MIC—Sulfadiazine	each	[***]*
5675TET	87186	Aerobic Suscept: Custom MIC—Tetracycline	each	[***]*
5675TIM	87186	Aerobic Suscept: Custom MIC—Timentin	each	[***]*
5675TOB	87186	Aerobic Suscept: Custom MIC—Tobramycin	each	[***]*
5675TRI	87186	Aerobic Suscept: Custom MIC—Trim/Sulfa	each	[***]*
5675TRO	87186	Aerobic Suscept: Custom MIC—Trovafloxacin	each	[***]*

5675VAN	87186	Aerobic Suscept: Custom MIC—Vancomycin	each	[***]*
5676AMI	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Amikacin	each	[***]*
5676AMP1	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Ampicillin	each	[***]*
5676AMP2	87186; 87187	AMP/Sulbactam	each	[***]*
5676AZT	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Aztreonam	each	[***]*
5676CAR	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Carbenicillin	each	[***]*
5676CEF1	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Cefaclor	each	[***]*
5676CEF3	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Cefazolin	each	[***]*
5676CEF4	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Cefixime	each	[***]*
5676CEF6	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Cefoperazone	each	[***]*
5676CEF7	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Cefotaxime	each	[***]*
5676CEF8	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Cefotetan	each	[***]*
5676CEF9	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Cefoxitin	each	[***]*
5676CEP	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Cephalothin	each	[***]*
5676CF10	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Ceftazidime	each	[***]*
5676CF11	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Ceftizoxime	each	[***]*
5676CF12	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Ceftriaxone	each	[***]*
5676CF13	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Cefuroxime	each	[***]*
5676CF14	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Cefepime	each	[***]*
5676CF15	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Cefpodoxime	each	[***]*
5676CHL	87186; 87187	Chloramphenicol	each	[***]*
5676CIP	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Ciprofloxacin	each	[***]*
5676CLA	87187; 87190	Aerobic Suscept: Custom MIC & MBC—Clarithromycin	each	[***]*
5676CLI	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Clindamycin	each	[***]*
5676ERY	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Erythromycin	each	[***]*
5676GEN	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Gentamicin	each	[***]*
5676IMI	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Imipenem	each	[***]*

5676LEV	87186; 87187	Aerobic Suscept: Custom Mic & Mbc—Levofloxacin (Levaquin)	each	[***]*
5676NIT	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Nitrofurantoin	each	[***]*
5676NOR	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Norfloxacin	each	[***]*
5676OFL	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Ofloxacin	each	[***]*
5676OXA	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Oxacillin	each	[***]*
5676PEN	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Penicillin G	each	[***]*
5676PIP1	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Piperacillin	each	[***]*
5676PIP2	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Piperacillin/Tazobactam	each	[***]*
5676QUI	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Quinupristin/Dalfopristin	each	[***]*
5676RIF	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Rifampin	each	[***]*
5676STR	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Streptomycin	each	[***]*
5676TET	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Tetracycline	each	[***]*
5676TOB	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Tobramycin	each	[***]*
5676TRI	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Trimethoprim/Sulfa	each	[***]*
5676TRO	87186; 87187	Aerobic Suscept: Custom MIC & MBC—Trovafloxacin	each	[***]*
5676VAN	87186; 87187	Aerobic Suscept: Custom MIC &MBC—Vancomycin	each	[***]*
5721AZT	87252	HIV-1 Anti-Viral Drug Study: AZT IC50 Value	each	[***]*
5721DDC	87252	HIV-1 Anti-Viral Drug Study;: ddC IC50 Value	each	[***]*
5721DDI	87252	HIV-1 Anti-Viral Drug Study: ddI IC50 Value	each	[***]*
5768AMI	87190	Amikacin	each	[***]*
5768ANS	87190	AFB Suscept: Custom Drug Mycobacterium spp.—Ansamycin	each	[***]*
5768AZI	87190	AFB Suscept: Custom Drug Mycobacterium spp.—Azithromycin	each	[***]*
5768CAP	87190	AFB Suscept: Custom Drug Mycobacterium spp.—Capreomycin	each	[***]*
5768CIP	87190	AFB Suscept: Custom Drug Mycobacterium spp.—Ciprofloxacin	each	[***]*
5768CLA	87190	AFB Suscept: Custom Drug Mycobacterium spp.—Clarithromycin	each	[***]*
5768CLO	87190	AFB Suscept: Custom Drug Mycobacterium spp.—Clofazimine	each	[***]*

5768CYC	87190	AFB Suscept: Custom Drug Mycobacterium spp.—Cycloserine	each	[***]*
5768ET1	87190	AFB Suscept: Custom Drug Mycobacterium spp.—Ethambutol	each	[***]*
5768ET2	87190	AFB Suscept: Custom Drug Mycobacterium spp.—Ethionamide	each	[***]*
5768ISO	87190	Isoniazid	each	[***]*
5768PAS	87190	AFB Suscept: Custom Drug Mycobacterium spp.—p Aminosalicylic	each	[***]*
5768PYR	87190	AFB Suscept: Custom Drug Mycobacterium spp.—Pyrazinamide	each	[***]*
5768RIF	87190	Rifampin	each	[***]*
5768STR	87186	AFB Suscept: Custom Drug Mycobacterium spp.—Streptomycin	each	[***]*
5946AD	85576	Platelet Aggregation; ADP	each	[***]*
5946AR	85576	Platelet Aggregation; Arachidonic Acid	each	[***]*
5946CO	85576	Platelet Aggregation; Collagen	each	[***]*
5946EP	85576	Platelet Aggregation; Epinephrine	each	[***]*
5946RT	85576	Platelet Aggregation; Ristocetin	each	[***]*
5946SP	85576	Platelet Aggregation; Spontaneous	each	[***]*
7221C	86606x3; 86612; 86635x3; 86698x3	Fungal Abs [EIA] CSF	each	[***]*
7224C	86606; 86612; 86635; 86698	Fungal IgG Abs CSF	each	[***]*
7476SR	87522	Hepatitis C Virus RNA AccuQuant rflx GenotypR w/Serial Graph	each	[***]*
7477NY	83891x14; 83898x4; 83904x6; 83912	HIV-1 GenotypR (Reverse Transcriptase Inhibitor) New York	each	[***]*
7478A	87536	HIV-1 RNA Quant by Roche rflx Ultrasensitive+GenotypeR (RTI)	each	[***]*
7478ASR	87536	HIV-1 RNA Quant by Roche rfx Ultrasens+GenotypR RTI w/SerRep	each	[***]*
7478NY	87536	HIV-1 RNA Quant by Roche reflex HIV GenotypR (RTI) New York	each	[***]*
7478NYSR	87536	HIF-1 RNA Quant by Roche rfx HIV GenotypR RTI New York w/SR	each	[***]*
7478SR	87536	HIV-1 RNA UltraQuant reflx to HIV GenotypR (RTI) w/Ser Rep	each	[***]*
7479NY	83891x4; 83898x2; 83904x2; 83912	HIV-1 GentypR (Protease Inhibitor) New York	each	[***]*
7480NY	83891x13; 83898x5; 83904x8; 83912	HIV-1 GenotypR PLUS (Rev Trans & Prot Inhib) New York	each	[***]*
7482A	87536	HIV-1 RNA Quant by Roche rfx to Ultrasensitive+GenotypR PLUS	each	[***]*
7482ASR	87536	HIV-1 RNA Quant by Roche rflx Ultrasens + GentypR PLUS w/SR	each	[***]*
7482NY	87536	HIV-1 RNA Quant by Roche reflex HIV GenotypR PLUS New York	each	[***]*
7482NYSR	87536	HIV-1 RNA Quant by Roche rfx HIV GenotypR PLUS New York w/SR	each	[***]*

7482SR	87536	HIV-1 RNA UltraQuant reflx to HIV GenotypR PLUS w/ Serial Rep	each	[***]*
7483A	87536	HIV-1 RNA Quant by Roche reflx Ultrasens + GenotypR (PI)	each	[***]*
7483ASR	87536	HIV-1 RNA Quant by Roche reflx Ultrasens + GenotypR (PI); Ser R	each	[***]*
7483NY	87536	HIV-1 RNA UltraQuant reflx to HIV GenotypR (PI) New York	each	[***]*
7483NYSR	87536	HIV-1 RNA UltraQuant rfx HIV GenotypR (PI) New York w/ Serial	each	[***]*
7483SR	87536	HIV-1 RNA UltraQuant reflex to HIV GenotypR (PI) w/ Ser Rep	each	[***]*
7485A	87536	HIV-1 RNA Quant by Roche Ultrasensitive	each	[***]*
7485ASR	87536	HIV-1 RNA Quant by Roche Ultrasensitive with Serial Graphics	each	[***]*
7486SR	87522	Hepatitis C Virus RNA AccuQuant w/ Serial Graphics	each	[***]*
7491B	86804	Hepatitis C Virus RIBA Evaluation with reflex PCR	each	[***]*
7560C	86781	CSF	each	[***]*
7561C	86781	Treponema Pallidum IgG Abs CSF	each	[***]*
7565F	86781x2	Treponema Pallidum IgG & IgM Abs Fluid	each	[***]*
7566C	87285	Treponema Pallidum IgM Abs CSF	each	[***]*
7576SR	87522	Hepatitis C Virus RNA UltraQuant w/ Serial Graph	each	[***]*
7578SR	87522	Hepatitis C Virus RNA UltraQuant w/ Serial Graph reflex to HCV Genotyper	each	[***]*
7584C	87799	Epstein-Barr Virus Dna UltraRapid CSF	each	[***]*
7584PL	87799	Epstein-Barr Virus DNA UltraQuant Plasma	each	[***]*
7596C	86790	Japanese Encephalitis Virus Total Abs CSF	each	[***]*
7601C	86790	Dengue Virus Total Abs CSF	each	[***]*
7621C	86720x2	Leptospira IgG & IgM Abs CSF	each	[***]*
7646C	86790	Dengue Virus IgM Abs CSF	each	[***]*
7661C	86778	Toxoplasma IgM Abs [ISAGA] CSF	each	[***]*
7661F	86778	Toxoplasma IgM Abs [ISAGA] Fluid	each	[***]*
7675C	86778	Toxoplasma IgM Abs [MAC EIA] CSF	each	[***]*
7675F	86778	Toxoplasma IgM Abs [MAC EIA] Fluid	each	[***]*
7711B	86617x2	Borrelia Burgdorferi IgG & IgM Abs [IB] + bands	each	[***]*
7711BNY	86618x2	bands	each	[***]*
7711C	86617x2	Borrelia Burgdorferi IgG & IgM Abs [IB] CSF	each	[***]*
7711CB	86617x2	Borrelia Burgdorferi IgG & IgM Abs [IB] CSF + bands	each	[***]*
7711SF	86617x2	Borrelia Burgdorferi IgG & IgM Abs [IB] Syn Fluid	each	[***]*
7711SFB	86617x2	bands	each	[***]*
7716B	86617x2; 86618x2	Borrelia Burgdorferi IgG & IgM Abs with IB + bands	each	[***]*
7716BNY	86618x4	Borrelia Burgdorferi IgG & IgM Abs with IB + bands	each	[***]*

7716C	86617x2; 86618x2	Borrelia Burgdorferi IgG & IgM Abs with IB CSF	each	[***]*
7716CB	86617x2; 86618x2	bands	each	[***]*
7716SF	86617x2; 86618x2	Borrelia Burgdorferi IgG & IgM Abs with Ib Syn Fluid	each	[***]*
7751C	86674x3	Giardia Lamblia IgG; IgM & IgA Abs CSF	each	[***]*
7776C	86790x2	Herpesvirus-6 Human Early Ag IgG & IgM Abs CSF	each	[***]*
7780B	86689	HTLV-I/II Abs Confirmation + bands	each	[***]*
7780C	86689	HTLV-I/II Abs Confirmation CSF	each	[***]*
7780CB	86689	HTLV-I/II Abs Confirmation + bands CSF	each	[***]*
7786C	86790	Herpesvirus-6 Human Early Ag IgG Abs CSF	each	[***]*
7796C	86790	Herpesvirus-6 Human Early Ag IgM Abs CSF	each	[***]*
7844C	86609x2	Ehrlichia equi IgG & IgM (HGE) Abs CSF	each	[***]*
7844NY	86609x2	Ehrlichia equi IgG & IgM Abs; HGE New York	each	[***]*
7848NY	86609x4	Ehrlichia chaffeensis (HME) & E. equi (HGE) IgG & IgM Abs—NY	each	[***]*
7856C	86759	Rotavirus Abs CSF	each	[***]*
7876C	86609x4	Rickettsia rickettsii & R. typhi IgG & IgM Abs Eval CSF	each	[***]*
7896C	86609x2	Rickettsia rickettsii IgG & IgM Abs CSF	each	[***]*
7911C	86609x2	Rickettsia typhi IgG & IgM Abs CSF	each	[***]*
7951C	86609x2	Rickettsia conorii IgG & IgM Abs CSF	each	[***]*
7960SF	82784x4; 86618x4; 87476	Neuroborreliosis AccuDx; Synovial Fluid	each	[***]*
7970SF	82784x4; 86618x4	Borrelia Burgdorferi IgG & IgM Antibody Index Synovial Fluid	each	[***]*
8051C	86694x2; 86695x2	Herpes Simplex Virus Types 1 and 2 IgG & IgM Abs CSF	each	[***]*
8056C	86603	Adenovirus IgG Abs CSF	each	[***]*
8071P	86631x2; 86632x2	Chlamydia pneumoniae Total & IgM Abs Paired	each	[***]*
8076P	86631x2	Chlamydia pneumoniae Total Abs Paired	each	[***]*
8091P	86658x6	Poliovirus Abs Paired	each	[***]*
8147C	87799	JC Virus UltraRapid CSF	each	[***]*
8151C	86744	Nocardia IgG Abs CSF	each	[***]*
8171C	86668x3	Francisella Tularensis IgG; IgM & IgA Abs CSF	each	[***]*
8176C	86651	California-LaCrosse Encephalitis IgM Abs CSF	each	[***]*
8181C	86652	Eastern Equine Encephalitis IgM Abs CSF	each	[***]*
8186C	86653	St. Louis Encephalitis IgM Abs CSF	each	[***]*
8191C	86654	Western Equine Encephalitis IGM Abs CSF	each	[***]*
8221C	86747x2	Parvovirus B19 IgG & IgM Abs [EIA] CSF	each	[***]*
8226C	86651; 86652; 86653; 86654	Arbovirus IgM Abs CSF [IFA]	each	[***]*
8236C	86747x2	Parvovirus B19 IgG & IgM Abs [IB] CSF	each	[***]*

8241C	86609x2	Burkholderia (Pseudomonas) pseudomallei IgG & IgM Abs CSF	each	[***]*
8246C	86713	CSF	each	[***]*
8251C	86723	Listeria Monocytogenes IgG Abs CSF	each	[***]*
8261C	86747x2; 87798	Parvovirus B19 Evaluation CSF	each	[***]*
8286C	86671x3	Sporothrix IgG; IgM & IgA Abs CSF	each	[***]*
8311C	86698x3	Histoplasma IgG; IgM & IgA Abs CSF	each	[***]*
8315UR	87449	Histoplasma Antigen In Urine	each	[***]*
8316C	86635	Coccidioides IgM Abs CSF	each	[***]*
8321C	86635	Coccidioides IgG Abs CSF	each	[***]*
8331C	86635x3	Coccidioides IgG; IgM & IgA Abs CSF	each	[***]*
8346C	86612	Blastomyces IgG Abs CSF	each	[***]*
8351C	86682x2	Schistosoma IgG and IgM Abs CSF	each	[***]*
8371C	86750x2	Malaria Antibodies IgG & IgM Abs CSF [EIA]	each	[***]*
8421C	86682	Fasciola IgG Abs CSF	each	[***]*
8426C	86682x2	Fasciola IgG & IgM Abs CSF	each	[***]*
8441C	86753x3	Entamoeba Histolytica IgG; IgM & IgA Abs CSF	each	[***]*
8451C	86682	Echinococcus IgG Abs CSF	each	[***]*
8516C	86710x6	Influenza Virus A & B IgG; IgM & IgA Abs CSF	each	[***]*
8566C	86682	Strongyloides IgG Abs CSF	each	[***]*
8576C	86771x4	Shigella Abs CSF	each	[***]*
8666C	86658x10; 86710x2	Myopericarditis Viral Antibodies Evaluation CSF	each	[***]*
8676C	86793	Yersinia enterocolitica Abs Serotype 0:3 CSF	each	[***]*
8681C	86793	Yersinia enterocolitica Abs Serotype 0:8 CSF	each	[***]*
8686C	86793	Yersinia enterocolitica Abs Serotype 0:9 CSF	each	[***]*
8691C	86756x2	Respiratory Synctyial Virus IgG & IgM Abs CSF	each	[***]*
8696C	86793x3	Yersinia Enterocolitica Abs Serotypes 0:3; 0:8; 0:9 CSF	each	[***]*
8711C	86793	Yersinia Pseudotuberculosis Total Abs CSF	each	[***]*
8721C	86793	Yersinia enterocolitica IgA Abs CSF	each	[***]*
8731C	86738	Mycoplasma Pneumoniae IgA Abs CSF	each	[***]*
8736C	86738x3	CSF	each	[***]*
8741C	86738x2	Mycoplasma pneumoniae IgG & IgM Abs CSF	each	[***]*
8741P	86738x4	Mycoplasma pneumoniae IgG & IgM Abs Paired	each	[***]*
8746C	86738	Mycoplasma pneumoniae IgG Abs CSF	each	[***]*
8751C	86738	Mycoplasma pneumoniae IgM Abs CSF	each	[***]*
8756C	86787x2	Varicella-zoster Virus SeroDx; IgG & IgM Abs CSF	each	[***]*
8760C	87799	Varicella-Zoster Virus Dna UltraRapid CSF	each	[***]*
8761C	86787	Varicella-zoster Virus IgG Abs CSF	each	[***]*
8766C	86787	Varicella-zoster Virus IgM Abs CSF	each	[***]*
8771C	86765x2	Measles IgG & IgM Abs CSF	each	[***]*
8776C	86765	Measles IgG Abs CSF	each	[***]*
8781C	86765	Measles IgM Abs CSF	each	[***]*

8831C	86622x3	Brucella abortus IgG; IgM & IgA Abs CSF	each	[***]*
8836C	86622	Brucela abortus IgG Abs CSF	each	[***]*
8841C	86723	Listeria Monocytogenes Abs CSF	each	[***]*
8851C	86317x2	Bartonella henselae IgG 7 IgM Abs CSF	each	[***]*
8866C	86625	Campylobacter jejuni Total Abs [EIA] CSF	each	[***]*
8881C	86625	Campylobacter fetus Total Abs CSF	each	[***]*
8886C	86625	Campylobacter jejuni Total Abs [CF] CSF	each	[***]*
8921C	86653	St. Louis Encephalitis Total Abs CSF	each	[***]*
8926C	86651	California-La Crosse Encephalitis Total ABS CSF	each	[***]*
8931C	86654	Western Equine Encephalitis Total Abs CSF	each	[***]*
8936C	86652	Eastsern Equine Encephalitis Total Abs CSF	each	[***]*
8941C	86618x2	Borrelia burgdorferi IgG & IgM Abs [EIA] CSF	each	[***]*
8941SF	86618x2	Borrelia burgdorferi IgG & IgM Abs [EIA] Syn Fluid	each	[***]*
8945SF	82784x2; 86618x2	Borrelia burgdorferi IgG Antibody Index Synovial Fluid	each	[***]*
8951C	86618	Borrelia burgdorferi IgG Abs CSF	each	[***]*
8951SF	86618	Borrelia burgdorferi IgG Abs Syn Fluid	each	[***]*
8961C	86618	Borrelia burgdorferi IgM Abs CSF	each	[***]*
8961SF	86618	Borrelia burgdorferi IgGM Abs Syn Fluid	each	[***]*
8981F	86665	Fluid	each	[***]*
9099C	86641	Cryptococcus Abs CSF	each	[***]*
9189C	87449	Cryptococcus Ag CSF	each	[***]*
9189U	87449	Cryptococcus Ag Urine	each	[***]*
9301C	86682x2	Filaria IgG & IgM Abs CSF	each	[***]*
9371C	86638x2	Coxiella burnetii IgG Abs; Phase 1 & 2 CSF	each	[***]*
9376C	86638x2	Coxiella burnetii IgM Abs; Phase 1 & 2 CSF	each	[***]*
9381C	86638x6	Coxiella burnetii IgG; IgM; & IgA Abs; Phase 1 & 2 CSF	each	[***]*
9386C	86784	Trichinella IgG Abs CSF	each	[***]*
9391C	86631	Chlamydia trachomatis IgA Abs CSF	each	[***]*
9396C	86619x2	Borrelia hermsii IgG & IgM Abs CSF	each	[***]*
9401C	86631x2; 86632	Chlamydia trachomatis IgG; IgM & IgA Abs CSF	each	[***]*
9406C	86631	Chlamydia trachomatis IgG Abs [EIA] CSF	each	[***]*
9411C	86632	Chlamydia trachomatis IgM Abs [EIA] CSF	each	[***]*
9416F	86762	Rubella IgG Abs Fluid	each	[***]*
9421C	86762x2	Rubella IgG & IgM Abs CSF	each	[***]*
9426C	86777	Toxoplasma IgG Abs CSF	each	[***]*
9426F	86777	Toxoplasma IgG Abs Fluid	each	[***]*
9430C		Cytomegalovirus Dna Ultraquant CSF	each	[***]*
9430SR	87497	Cytomegalovirus DNA Ultraquant w/ Serial Graphics	each	[***]*
9431C	86644	Cytomegalovirus IgG Abs CSF	each	[***]*
9436C	86644; 86645	Cytomegalovirus IgG & IgM Abs CSF	each	[***]*
9446C	86694; 86695	Herpes Simplex Virus Types 1 & 2 IgG Abs CSF	each	[***]*
9451C	86695	Herpes SimplexVirus Type 1 IgG Abs CSF	each	[***]*
9456C	86695	Herpes Simplex Virus Type 1 IgM Abs CSF	each	[***]*

9461C	86694	Herpes Simplex Virus Type 2 IgG Abs CSF	each	[***]*
9466C	86694	Herpes Simplex Virus Type 2 IgM Abs CSF	each	[***]*
9471C	86694; 86695	Herpes Simplex Virus Type 1 & 2 IgM Abs CSF	each	[***]*
9474C	87530	Herpes Simplex Virus Dna Ultraquant CSF	each	[***]*
9476C	86695x2	Herpes Simplex Virus Type 1 IgG & IgM Abs CSF	each	[***]*
9481C	86694x2	Herpes Simplex Virus Type 2 IgG & IgM Abs CSF	each	[***]*
9521C	86651; 86652; 86653; 86654	Arbovirus Total Abs CSF	each	[***]*
9601C	86588x2; 87449x7	Bacterial Ag Detection cSF	each	[***]*
9601U	86588x2; 87449x7	Bacterial Ag Detection—Urine	each	[***]*
9606C	87449	Haemophilus influenzae b Ag CSF		[***]*
9606U	87449	Haemophilus influenzae b Ag Urine	each	[***]*
9636C	86588	Streptococcus pheumoniae Ag CSF	each	[***]*
9636U	86588	Streptococcus pneumoniae Ag Urine	each	[***]*
9641C	86588	Streptococcus Group B Ag CSF	each	[***]*
9641U	86588	Streptococcus Group B Ag Urine	each	[***]*
9671C	86615	Bordetella pertussis/parapertussis IgG Abs CSF	each	[***]*
9676C	86615x3	Bordetella pertussis/parapertussis IgG; IgM && IgA Abs CSF	each	[***]*
9681C	86615x2	CSF	each	[***]*
9711C	86735x2	Mumps IgG & IgM Abs CSF	each	[***]*
9716C	86735	Mumps IgG Abs CSF	each	[***]*
9721C	86735	Mumps IgM Abs CSF	each	[***]*
9741C	86784x3	Trichinella IgG; IgM & IgA Abs CSF	each	[***]*
9751C	86793x3	Yersinia enterocolitica IgG; IgM & IgA Abs CSF	each	[***]*
9761F	86682x3	Toxocara IgG; IgM & IgA Abs Fluid	each	[***]*
9816C	86682	Cysticercus IgG Abs CSF	each	[***]*
9816CS	86682x2	Cysticercus IgG Abs Evaluation [Serum & CSF]	each	[***]*
9861P	86684x2	Vaccination	each	[***]*
9866c	86311	HIV-1 Ag Neutralization Confirmation Test CSF	each	[***]*
9872SR	85048; 85595; 86361; 87536	HIV-1 RNA UltraQuant & CD4 Cell Count w/ Serial Report	each	[***]*
9874A	87536	HIV-1 RNA Quant by Roche reflx Ultrasensitive	each	[***]*
9874ASR	87536	HIV-1 RNA Quant by Roche w/ reflx Ultrasensitive w/ Serial Rep	each	[***]*
9874NY	87536	HIV-1 RNA UltraQuant New York	each	[***]*
9874NYSR	87536	HIV-1 RNA UltraQuant New York w/Serial Reporting	each	[***]*
9874SR	87536	HIV-1 RNA UltraQuant with Serial Reporting	each	[***]*
9876NY	87539	HIV-2 DNA Detector Qual New York	each	[***]*
9881C	87390	HIV-1 Free Ag CSF	each	[***]*
9881NYD	86311	HIV-1 Free Ag New York Diagnostic	each	[***]*

9881NYP	86311	HIV-1 Free Ag New York Prognostic	each	[***]*
9884A	87536	HIV-1 RNA Quant by Roche Amplicor	each	[***]*
9884ASR	87536	Reporting	each	[***]*
9884NYP	87536	HIV-1 RNA Quantitation New York Prognostic	each	[***]*
9884NYPS	87536	HIV-1 RNA Quantitation New York Prognostic w/ Serial Report	each	[***]*
9885N	87535	HIV-1 DNA DetectR Non-blood	each	[***]*
9885NYP	87535	HIV-1 DNA Detector New York Prognostic	each	[***]*
9886NY	87536	York	each	[***]*
9898C	86849	HTLV I/II IgG Abs CSF	each	[***]*
9901C	80090; 86645; 86695x2; 86778	TORCH IgG & IgM Abs Evaluation CSF	each	[***]*
9911C	80090; 86695	TORCH IgG Abs Evaluation CSF	each	[***]*
9915B	86703	HIV-1/ HIV-2 Antibodies Plus Confirmation W/ Bands	each	[***]*
9915NY	86703	HIV-1/HIV-2 Antibodies Plus Confirmation New York	each	[***]*
9915NYB	86703	HIV-1/HIV-2 Antibodies Plus Confirmation W/Bands New York	each	[***]*
9921B	86702	HIV-2 IgG Abs w/ reflex IB + bands	each	[***]*
9921C	86702	HIV-2 IgG Abs w/ reflex IB CSF	each	[***]*
9921NY	86702	HIV-2 IgG Abs w/ reflex IB New York	each	[***]*
9926B	86689	HIV-2 IgG Abs; Confirmation + bands	each	[***]*
9926C	86689	HIV-2 IgG Abs; Confirm; CSF	each	[***]*
9941C	86606x3	Aspergillus Abs Panel CSF [EIA]	each	[***]*
9946C	86606	Aspergillus IgM Abs CSF	each	[***]*
9961C	86606	Aspergillus IgG Abs CSF [EIA]	each	[***]*
EX1	86005	RAST-Animal Mix: EX1	each	[***]*
EX2	86005	RAST-Animal Mix: EX2	each	[***]*
EX70	86003	RAST-Animal-Rodent Mix: EX70	each	[***]*
EX71	86003	RAST-Animal-Feather Mix: EX71	each	[***]*
EX72	86003	RAST-Animal-Caged Bird Mix: EX72	each	[***]*
EX73	86003	RAST-Animal-Feather Mix: EX73	each	[***]*
FX1	86005	RAST-Food-Nut Mix: FX1	each	[***]*
FX2	86005	RAST-Food-Seafood Mix: FX2	each	[***]*
FX3	86003	RAST-Food-Cereal Mix: FX3	each	[***]*
FX5	86005	RAST-Food-Children's Food Mix: FX5	each	[***]*
FX70	86005	RAST-Food-Spice Mix: FX70	each	[***]*
FX71	86005	RAST-Food-Spice Mix: FX71	each	[***]*
FX72	86005	RAST-Food-Spice Mix: FX72	each	[***]*
FX73	86005	RAST-Food-Meat Mix: FX73	each	[***]*
FX74	86005	RAST-Food-Fish Mix: FX74	each	[***]*
GX1	86005	RAST-Grass Mix: GX1	each	[***]*
GX2	86005	RAST-Grass Mix: GX2	each	[***]*
GX3	86005	RAST-Grass Mix: GX3	each	[***]*
GX4	86005	RAST-Grass Mix: GX4	each	[***]*
HX2	86005	RAST-House Dust Mix: HX3	each	[***]*
IHC00	88342	IHC Marker	each	[***]*
IHC00A	88342	IHC Marker	each	[***]*
IHC00B	88342	IHC Marker	each	[***]*

IHC00C	88342	IHC Marker	each	[***]*
IHC01BK	88342	IHC Estrogen Receptor Block	each	[***]*
IHC02BK	88342	IHC Progesterone Receptor Block	each	[***]*
IHC04BK	88342	IHC HER-1/neu Oncoprotein Block	each	[***]*
IHC06BK	88342	IHC Ki-67 Block	each	[***]*
IHC07BK	88342	IHC pS2 Block	each	[***]*
IHC08BK	88342	IHC p53 Block	each	[***]*
IHC1	88342	IHC Assay [Pathologist Interpretation]	each	[***]*
IHC10BK	88342	IHC PCNA block	each	[***]*
IHC130BK	88342	IHC HAM 56 Macrophage Block	each	[***]*
IHC131BK	88342	IHC Lysozyme Block	each	[***]*
IHC14BK	88342	IHC BCL-2 Block	each	[***]*
IHC153BK	88342	IHC Cytokeratin 7 Block	each	[***]*
IHC161BK	82024	IHC ACTH Block	each	[***]*
IHC162BK	88342	IHC FSH Block	each	[***]*
IHC163BK	88342	IHC GH Block	each	[***]*
IHC164BK	88342	IHC LH Block	each	[***]*
IHC165BK	88342	IHC Prolactin Block	each	[***]*
IHC166BK	88342	IHC TSH Block	each	[***]*
IHC170BK	88342	IHC Thyroglobulin Block	each	[***]*
IHC171BK	88342	IHC Calcitonin Block	each	[***]*
IHC184BK	88342	IHC Amyloid A Block	each	[***]*
IHC185BK	88342	IHC Collagen Type IV Block	each	[***]*
IHC21BK	88342	IHC CD45 (LCA) Block	each	[***]*
IHC22BK	88342	IHC CD20 (Pan-B Cell) Block	each	[***]*
IHC23BK	88342	IHC CD3 (Pan-T Cell) Block	each	[***]*
IHC24BK	88342	IHC CD43 Block	each	[***]*
IHC25BK	88342	IHC CD4 (T-Helper Cell) Block	each	[***]*
IHC26BK	88342	IHC CD68 Block	each	[***]*
IHC28BK	88342	IHC MAC387 Block	each	[***]*
IHC29BK	88342	IHC CD30 (Ki-1) Block	each	[***]*
IHC30BK	88342	IHC CD15 Block	each	[***]*
IHC31BK	88342	IHC Kappa Light Chain Block	each	[***]*
IHC32BK	88342	IHC Lambda Light Chain Block	each	[***]*
IHC33BK	88342	IHC CD45RA Block	each	[***]*
IHC35BK	88342	IHC CD45RO Block	each	[***]*
IHC39BK	88342	IHC CD57 Block	each	[***]*
IHC41BK	88342	IHC PSA (Prostate-Specific Ag) Block	each	[***]*
IHC42BK	88342	IHC Pap Block	each	[***]*
IHC43BK	88342	IHC CEA Block	each	[***]*
IHC45BK	88342	IHC Cytokeratin (HMW) Block	each	[***]*
IHC46BK	88342	IHC Cytokeratin (LMW) Block	each	[***]*
IHC47BK	88342	IHC Vimentin Block	each	[***]*
IHC48BK	88342	IHC NSE Block	each	[***]*
IHC49BK	88342	IHC EMA Block	each	[***]*
IHC50BK	88342	IHC Pancreatic Amylase Block	each	[***]*
IHC55BK	88342	IHC Pan-Cytokeratin Block	each	[***]*
IHC57BK	88342	IHC OC125 Block	each	[***]*
IHC61BK	88342	IHCS-100 Block	each	[***]*
IHC62BK	88342	IHC HMB-45 (Melanoma) Block	each	[***]*
IHC71BK	82105	IHC AFP Block	each	[***]*

IHC73BK	88342	IHC Beta-hCG Block	each	[***]*
IHC74BK	88342	IHC Placental Alkaline Phosphatase Block	each	[***]*
IHC81BK	88342	IHC Chromogranin Block	each	[***]*
IHC82BK	88342	IHC Serotonin Block	each	[***]*
IHC84BK	88342	IHC GFAP Block	each	[***]*
IHC85BK	88342	IHC Neurofilament	each	[***]*
IHC86BK	88342	IHC Synaptophysin Block	each	[***]*
IHC87BK	88342	IHC Insulin Block	each	[***]*
IHC88BK	88342	IHC Glucagon Block	each	[***]*
IHC89BK	88342	IHC Gastrin Block	each	[***]*
ICH92BK	88342	IHC Smooth Muscle Block	each	[***]*
IHC93BK	88342	IHC Desmin Block	each	[***]*
IHC95BK	88342	IHC Myoglobin Block	each	[***]*
IHC97BK	88342	IHC Factor VIII Ag Block	each	[***]*
IHCSTAIN1	88342	IHC1 Stain	each	[***]*
MX1	86005	RAST-Mold Mix: MX1	each	[***]*
MX2	86005	RAST-Mold Mix: MX2	each	[***]*
PAX1	86005	RAST Combination Mix: PAX1	each	[***]*
PAX2	86005	RAST-Storage Mite Mix: PAX2	each	[***]*
PAX3	86005	RAST Combination Mix: PAX3	each	[***]*
PAX4	86005	RAST Combination Mix: PAX4	each	[***]*
PAX5	86005	RAST-Occupational Mix: PAX5	each	[***]*
PAX6	86005	RAST-Occupational Mix: PAX6	each	[***]*
RAST1	86003	RAST-Allergen Testing-Single Allergen	each	[***]*
RFX10	86005	FAST-Food-Meat & Egg Mix: RFX10	each	[***]*
RFX11	86005	RAST-Food-Vegetable Mix: RFX11	each	[***]*
RFX12	86005	RAST-Food-Vegetable & Grain Mix: RFX12	each	[***]*
RFX13	86005	RAST-Food-Vegetable Mix: RFX13	each	[***]*
RFX14	86005	RAST-Food-Vegetable Mix: RFX14	each	[***]*
RFX15	86005	RAST-Food-Fruit Mix: RFX15	each	[***]*
RFX16	86005	RAST-Food-Fruit Mix: RFX16	each	[***]*
RFX17	86005	RAST-Food-Fruit Mix: RFX17	each	[***]*
RFX18	86005	RAST-Food-Vegetable Mix: RFX18	each	[***]*
RFX19	86005	RAST-Food-Vegetable Mix: RFX19	each	[***]*
RFX20	86005	RAST-Food-Grain Mix: RFX20	each	[***]*
RFX21	86005	RAST-Food-Fruit Mix: RFX21	each	[***]*
RFX22	86005	RAST-Food-Nut Mix RFX22	each	[***]*
RFX8	86003	RAST-Food-Fruit & Nut Mix: RFX8	each	[***]*
RFX9	86005	RAST-Food-Fruit & Nut Mix: RFX9	each	[***]*
RGX6	86005	RAST-Grass Mix: RGX6	each	[***]*
RRX1	86005	RAST-Grass; Weed; & Tree Mix: RRX1	each	[***]*
RRX2	86005	RAST-Mite; Epidermal; & Mold Mix: RRX2	each	[***]*
RRX3	86005	RAST-Grass; Weed; & Tree Mix: RRX3	each	[***]*
RRX4	86005	RAST-Grass;Weed; & Tree Mix: RRX4	each	[***]*
RTX10	86005	RAST-Tree Mix: RTX10	each	[***]*
RW209	86005	RAST-Weed Mix: RW209	each	[***]*
TX1	86005	RAST-Tree Mix: TX1	each	[***]*
TX2	86005	RAST Tree Mix: TX2	each	[***]*
TX3	86005	RAST Tree Mix: TX3	each	[***]*
TX4	86005	RAST Tree Mix: TX4	each	[***]*
TX5	86005	RAST Tree Mix: TX5	each	[***]*

TX6	86005	RAST Tree Mix: TX6	each	[***]*
TX7	86005	RAST Tree Mix: TX7	each	[***]*
TX8	86005	RAST Tree Mix: TX8	each	[***]*
TX9	86005	RAST Tree Mix: TX9	each	[***]*
WX1	86005	RAST-Weed Mix:WX1	each	[***]*
WX2	86005	RAST-Weed Mix:WX2	each	[***]*
WX3	86005	RAST-Weed Mix:WX3	each	[***]*
WX4	86005	RAST-Weed Mix:WX4	each	[***]*
WX5	86005	RAST-Weed Mix:WX5	each	[***]*
WX6	86005	RAST-Weed Mix:WX6	each	[***]*
WX7	86005	RAST-Weed Mix:WX7	each	[***]*

each

EXHIBIT B

NON-PRICE SPECIFICATIONS

Term:	Three year agreement beginning May 1, 2001 through April 30, 2004 with two one-year option years at Novation's option.
Marketing Fee:	[***]* on all sales.
Baseline Sales = May 1, 2000 through April 30, 2001 Years 1, 2, & 3: Target Sales = [***]* Measurement Sales for each year = May 1 - April 30

Measurement sales in excess of target sales, as defined above, will be paid at a [***]* marketing fee (an [***]* on any dollar above target sales). Upon achievement, the [***]* will be payable to Novation no later than 90 days after the end of the measurement sales year (due by July 31).
Should Novation elect to exercise one or both of the optional extension years, Target Sales will be defined as:
Year 4: Target Sales = [***]* Year 5: Target Sales = [***]*
Upon achievement, the [***]* will be payable to Novation no later than 90 days after the end of the measurement sales year (due by July 31).

Example:
Baseline Sales (May 1, 2000 - April 30, 2001) = [***]*
Target Sales: [***]*
Measurement Sales: May 1, 2001 - April 30, 2002: [***]*
[***]* marketing fee on sales of [***]*
[***]* marketing fee on sales above target [***]*
Total marketing fee for year: [***]*
Information Services Offering:	The following offering will be available to Members and considered included as part of the service by meeting the following minimum monthly volumes:
Interface Type	Client Minimum Monthly Sales
DataPassport™:	[***]*
Traditional CPU-to-CPU Interface:	[***]*
DataPassportMD™ with hardware:	[***]*
DataPassportMD™ without hardware:	[***]*
Flash Link Printer:	[***]*
Test result reports are provided back to Members either by manual or electronic reporting. Hardcopy test results are available through flashlink printers, fax transmission, or U.S. mail

* CONFIDENTIAL TREATMENT IS REQUESTED FOR CONFIDENTIAL INFORMAITON ENCLOSED IN THE BRACKETS AND UNDERLINED.

1

Coverage:	Supplier will provide reference laboratory testing to all Members as defined in Section 2a of the Supplier Agreement.
Courier Service:
Supplier will provide specimen pick-up services to Members. Supplier will work with Members to establish pick up times that meet business and turn-around time needs. Supplier will add additional services as appropriate to properly service members that best optimizes its assay schedules and sample preparation. Supplier will not charge any additional fees to Members for standard courier services of specimens to Supplier. All specimens will be shipped by same day or overnight services to Supplier's laboratory at Supplier's expense. Members will ship specimens via same day or overnight services at no additional charge where a courier service is not available. Supplier does not provide STAT service or charge STAT fees due to the specialized nature of Supplier's standard testing services.
Supplies:
All supplies required for the collection, processing, handling and transportation of specimens will be paid for by Supplier. Supplies can be ordered by calling client services at (800) 421-4449 or by faxing a copy of the order form to (310) 828-5213.
Consultations:	Supplier provides consultative services as part of the service to Participating Members through a team of expert physicians and doctoral level scientists.
Conversion Assistance:	Supplier will provide, but arc not limited to, the following assistance to a Participating Member that is converting from a competitive reference laboratory:
1.
Test Methodology Verification: Samples may be submitted to verify methodologies and reference ranges. While it is generally acceptable that Supplier provides the "gold standard" for which other reference laboratories verify their assays, comparison samples will be analyzed at [***]*. This comparison discount will be available for ninety (90) days from the date the Letter of Participation is received by Supplier.
2.
Sample Reports: Most test procedures have standard report formats. Some assays have multiple parameters and customized reporting is necessary. Samples of these reports will be made available to the medical director at each facility, if required.
3.
Information Systems Conversion Reimbursement: In order to off-set the cost incurred by any Novation member, Supplier will credit [***]* that is revised in the laboratory's information system. This will be in the form of a credit on the invoice of the first full month of use. For Meditech users, a "Test Building Utility" has been developed and this credit will not apply.

2

4.
Physician Education: As part of Supplier's on-going efforts to transfer the technological advances developed through research and development, physician education programs will be made available. These may include but will not be limited to lectures, teleconferences, technical notes, etc.
5.
Staff Development: Each local Supplier sales representative will work with the Technical Services department to insure that laboratory staff are sufficiently trained in all aspects of specimen processing, report retrieval and other functions associated with referral testing.
Cost Containment:	Supplier provides the following as part of the service to Participating Members:

Clinical Consultation: Supplier's Medical Directors and Scientific staff are available for development of alternative clinical pathways, standing orders and treatment monitoring. As with all cost reduction initiatives, these programs are available to all Participating Members. Cost savings vary from case to case.
Utilization Review: Statistical review of physician orders and utilization can, provide each facility with information regarding any series of tests that may be out-dated or non-contributory.

Secondary Lab Consolidation: For facilities that utilize several reference labs, Supplier provides the opportunity to consolidate these sources for esoteric testing. Existing staff, dedicated to specimen processing, shipping and report retrieval can be re-assigned.

Advanced Test Introduction: Participating Members receive information updates on new tests on a regular basis. These advances in laboratory science lead to better patient management and cost reductions.

Improved Turn-around time: Supplier's assay schedule is more aggressive than any other laboratory. Providing testing in one unified location, complex tests are resulted faster, reducing the time needed for clinical decision making by individual physicians.

Test Selection: With over 3,700 tests in the active test menu, fewer samples are referred to other laboratories. This reduces overall processing time, expedites result verification and reduces specimen shipping errors.

On-Site Lab Technical Support for Participating Members: Additional support will be provided as deemed necessary on a case by case basis. For those facilities that require on-site technical support, staff will be available.

CEU Programs: Continuing education programs exist and are encouraged. Every effort will be made to provide qualified speakers and materials to meet existing CEU schedules, These include seminars for CE programs, grand rounds and Supplier's Conferences.

3

Training Seminars and/or Training Implementation Teams: All necessary training and education, complete with documentation and test data will be provided at each facility.

Joint Marketing Services: An entire menu of joint marketing services is available for enhancing a hospital's outreach program. Federal regulations require Supplier to charge the fair market value for these services. These include, but are not limited to;
•	Market opportunity assessment
•	Managed care program development
•	Joint directory of services
•	Joint sales calls
•	Sales training
•	Sales management training
•	Client service training
•	Courier network development
•	Marketing materials development
•	Laboratory operations assessment
•	Regulatory compliance services
•	Billing consultation
•	Continuing education
•	Consulting services
•	Inter-institutional connectivity
•	Continuing Education
•	Consulting Services
•	Inter-institutional Connectivity

4

EXHIBIT B-1

Specialty Laboratories, Inc.—Clinical Reference Laboratory Testing LB00051

LETTER OF PARTICIPATION

Health Care Organization:

Member Street Address:

Member City, State and ZIP Code:

Effective Date:

I agree to participate as a designated VHA, HPPI or UHC member or affiliate under the terms of the Clinical Reference Laboratory Testing Agreement dated             ,            , between Novation and Specialty Laboratories with no commitment on the part of the health care organization. Pricing will not be effective until this Letter of Participation has been received by Specialty Laboratories.

In the case of a conflict between the individual health care organization's purchase order terms and the terms of this Agreement, this Agreement will control. The Letter of Participation may be terminated by Member with 30 days written notice to Novation. Novation will then notify the Supplier to remove Novation pricing.

Health Care Organization:

By:

Print Name:

Title:

Date:

Copy and fax this letter of participation to Novation at (972) 581-5764 Attn: Laboratory

* CONFIDENTIAL TREATMENT IS REQUESTED FOR CONFIDENTIAL INFORMATION ENCLOSED IN THE BRACKETS AND UNDERLINED.

EXHIBIT C

SPECIAL CONDITIONS
[Final Special Conditions]

EXHIBIT D

AWARD LETTER

[Final Letter of Award]

NovationTM
The Supply Company of VHA & UHC

125 East John Carpenter Freeway
Suite 1500
Irving, TX 75062-2324
P.O. Box 140909
Irving, TX 75014-0909
972-581-5000

March 5, 2001

Mr. Otto Schaefer
Manager of Group Purchasing and Managed Care
Specialty Laboratories, Inc.
2211 Michigan Ave.
Santa Monica, CA 90404-3900

Subject:  Acceptance of Bid (Supplier Agreement # LB00051)

Dear Mr. Schaefer,

    Novation, LLC ("Novation"), acting in its capacity as agent for VHA, UHC, and HPPI, respectively (and not collectively) and certain of their respective subsidiaries and affiliates, accepts your multi-source proposal for clinical reference laboratory testing in response to our Invitation To Bid for Clinical Reference Laboratory Testing dated March 31, 2000, which was signed and dated by you on May 4, 2000. Also, attached to this Award Letter is Exhibit F (Exceptions to Supplier Agreement # LB00051).

    The "Agreed Percentage" for the Marketing Fee will be [***]*. In addition, if during the time period of May 1 through April 30 of each year of the Agreement, Novation achieves sales in excess of the target sales [***]*, dollars in excess of target sales will be paid an [***]* marketing fee.

    The term of this Agreement will be for a period of three years, effective May 1, 2001, with two one-year renewal options at Novation's discretion.

    Novation looks forward to a successful implementation of this Agreement.

Sincerely,

Eldon Petersen
Group Senior Vice President
Novation, LLC

* CONFIDENTIAL TREATMENT IS REQUESTED FOR CONFIDENTIAL INFORMATION ENCLOSED IN THE BRACKETS AND UNDERLINED.

EXHIBIT E

OTHER INFORMATION REQUIREMENTS

    Novation and Supplier desire to facilitate contract administration transactions ("Transactions") by electronically transmitting and receiving data in agreed formats in substitution for conventional paper-based documents and to assure that such Transactions are not legally invalid or unenforceable as a result of the use of available electronic technologies for the mutual benefit of the parties.

    The parties agree as follows:

1.  PREREQUISITES.

    a.  Documents; Standards.  Each party will electronically communicate to or receive from the other party all «f the required documents listed in the Novation Electronic Communication Requirements Schedule attached hereto (collectively "Documents"). All Documents will be communicated in accordance with the standards set forth in the applicable sections of the Novation Information Requirements Guidebook ("Guidebook"). Supplier agrees that the Guidebook is the Confidential Information of Novation and will not disclose information contained therein to any other party.

    b.  Third Party Service Providers.  Documents will be communicated electronically to each party, as specified in the Guidebook, through any third party service provider ("Provider") with which either party may contract or VHAseCure.net™. Either party may modify its election to use, not use or change a Provider upon thirty (30) days' prior written notice. Each party will be responsible for the costs of any Provider with which it contracts, unless the parties otherwise mutually agree in writing.

    c.  Signatures.  Each party will adopt as its signature an electronic identification consisting of symbol(s) or code(s) which are to be affixed to or contained in each Document transmitted by such party ("Signatures"). Each party agrees that any Signature of such party affixed to or contained in any transmitted Document will be sufficient to verify such party originated and intends to be bound by such Document. Neither party will disclose to any unauthorized person the Signatures of the other party.

2.  TRANSMISSIONS.

    a.  Verification.  Upon proper receipt of any Document, the receiving party will promptly and properly transmit a functional acknowledgment in return, unless otherwise specified in the Guidebook.

    b.  Acceptance.  If acceptance of a Document is required by the Guidebook, any such Document which has been properly received will not give rise to any obligation unless and until the party initially transmitting such Document has properly received in return an Acceptance Document (as specified in the Guidebook).

    c.  Garbled Transmission.  If any properly transmitted Document is received in an unintelligible or garbled form, the receiving party will promptly notify the originating party (if identifiable from the received Document) in a reasonable manner. In the absence of such a notice, the originating party's records of the contents of such Document will control.

* CONFIDENTIAL TREATMENT IS REQUESTED FOR CONFIDENTIAL INFORMAITON ENCLOSED IN THE BRACKETS AND UNDERLINED.

1

3.  TRANSACTION TERMS.

    a.  Confidentiality.  No information contained in any Document or otherwise exchanged between the parties will be considered confidential, except to the extent provided by written agreement between the parties, or by applicable law.

    b.  Validity, Enforceability.  Any Document properly transmitted pursuant to this Agreement will be considered, in connection with any Transaction, to be a "writing" or "in writing"; and any such Document when containing, or to which there is affixed, a Signature ("Signed Documents") will be deemed for all purposes to have been "signed" and to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business.

4.  STANDARDS.

ASC × 12—Novation Information Requirements Guidebook

5.  THIRD PARTY SERVICE PROVIDERS.

(If the parties will be transmitting Documents directly, insert "NONE")

Company	VAN Name	Address Number	Telephone
Novation	AT&T	12976 Hollander Drive	800/624-5672
Bridgeton, MO 63044

6.  CONTRACT PRICING (PHARMACY).  Supplier will transmit contract pricing information electronically, to include new contracts, contract renewals and any changes to a current contract. This will be sent in a timely manner and in compliance with ANSI ASC X12-845 (Price Authorization) and Novation Contract Pricing Guidelines. Contract pricing information will include the following:

Supplier Identification Number
HIN (Health Industry Number if Supplier is a HIN subscriber)
DEA Number (if HIN is not available)
Supplier Assigned Number (if HIN and DEA are not available)

Supplier Name
Supplier Contract Number
MFG Contract Number
Contract Effective Date
Contract Expiration Date
Member(s) (Member name, HIN or DEA number, Member start/stop dates)
Product Identifier
    NDC
    UPC (if NDC is not available)
Trade Name
Package Count
Package UOM
Selling Unit Price
Item Contract Effective Date
Item Contract Expiration Date

7.  CONTRACT PRICING (MEDICAL/SURGICAL).  Supplier will communicate contract pricing information electronically, to include new contracts, contract renewals and any changes to the current contract. This will be sent in a timely manner and in compliance with the Guidebook.

2

Novation Electronic Communication
Requirements Schedule

Company Name:		Date:
Your Name:		Your Title
Phone:	Fax:	E-mail
Technical Contact:		Title
Phone:	Fax	E-mail:
NOVATION REQUIREMENT	NOVATION EXPECTATION	MANDATORY DUE DATES & FORMATS TO BE USED
Requirement 1: New Contract Launch Section 4.1, page 21 of the 2000 Guidebook	This only applies to new contacts, unless your company never provided this information. If needed, your Novation product manager will contact you. UPN must be included with all line item files.	Due 60 days prior to the Contract Effective Date
Requirement 2: Ongoing Contract Maintenance Section 4.2, page 27 of the 2000 Guidebook	Novation must receive contract item and pricing updates as prices change, and when items are added or deleted from contract.	Due 60 days prior to the effective date of the line item add/delete/change Information will be sent via (check one): ( ) EDI 832 ( ) Interim File Format (Excel Spreadsheet)
Requirement 3 Summary Sales Reporting Section 4.3, page 43 of the 2000 Guidebook	Current paper reports must be converted to electronic reporting immediately.	Due at the first contract reporting period
Requirement 4: Detailed Line Item Sales Reporting Section 4.4, page 51 of the 2000 Guidebook	Plan for a 90-day testing for this requirement.	Begin testing within 120 days of Contract Effective Date Information will be sent via (check one): ( ) EDI 867 ( ) Other

3

Requirement 5: Membership Section 4.5, page 63 of the 2000 Guidebook	You must be able to receive and process monthly membership updates.	Due immediately
Requirement 6: Commitment Forms Section 4.6, page 73 of the 2000 Guidebook	Details which members have and have not signed your contract enrollment forms, if needed.	Due immediately, if applicable
Requirement 7: Sales Representative Contact Information Section 4.7, page 77 of the 2000 Guidebook	Able to update Sales Representative Information from a Business Partner Repository System download.	Due within 30 days of the Contract Effective Date
Requirement 8: Product Cross-referencing Section 4.8, pages 81 of the 2000 Guidebook	Must to update the items on contract with competitive cross-reference information	Due within 90 days of the Contract Effective Date.
Business Partner Repository System (BPRS) Access Section 3, page 13 of the 2000 Guidebook	Able to connect to Novation BPRS via the VHAseCURE.net™	Due within 60 days of the Contract Effective Date

4

EXHIBIT F

SUPPLIER AGREEMENT EXCEPTION RESPONSE FORM

SUPPLIER NAME: Specialty Laboratories, Inc.
PRINTED NAME: Michael K. Bond
AUTHORIZED SIGNATURE:
TITLE: Director, Contract Administration	DATE March 6, 2001
Page #	Para #	Define Exception Being Taken
1	1b	Supplier.

Delete paragraph and replace with "Supplier is the manufacturer of products listed on Exhibit A, the provider of installation, training and maintenance service for such products, or the provider of any other services listed on Exhibit A (such products and/or services are collectively referred to herein as "Products")."
2	2a
Letter of Award.

Insert after first sentence: "Supplier agrees to extend pricing to all Members (VHA, UHC Members and HPPI Clients and Members) with the exception of long term care facilities, home health agencies and any competitor of Supplier which is a VHA, UHC Member or HPPI Client and/or Member that has a current or will have a future Agreement with Novation, VHA, UHC or HPPI in its capacity as a supplier, during the term of this Novation Agreement."
2	2c
Market Competitive Terms.

Delete the second and third sentences and replace with "In the event that a significant amount of Supplier's business is conducted with any customer of Supplier pursuant to an arrangement with terms which, considered [***]* hereunder, Supplier shall notify Novation of such arrangement. In the event that Novation shall notify Supplier that maintaining [***]* so requires, Supplier then shall [***]* to Novation members who purchase [***]* from Supplier as is necessary to ensure market competitiveness. Additionally, any Member eligible for governmental pricing or research-related endeavors through a university based project, shall have such [***]* by Supplier."
* CONFIDENTIAL TREATMENT IS REQUESTED FOR CONFIDENTIAL INFORMAITON ENCLOSED IN THE BRACKETS AND UNDERLINED.

1

2	2f	Underutilized Businesses. In line five, replace "provide, on request" with "develop a system to provide".
3	3b	Change (1) to "Supplier materially breaches this Agreement; or"
3	3c
Termination by Supplier.

Delete paragraph and replace with "Supplier may terminate the Agreement at any time for any reason whatsoever by delivering not less than ninety (90) days' prior written notice thereof to Novation."
3	4a	Delivery and Invoicing' Delete third sentence and replace with "Payment terms are [***]*."
4	4d
Discontinuation of Product.

Delete 4(d) and substitute the following: "Supplier reserves the right to add, delete, or modify test offerings, methods, and related services whenever Supplier's medical personnel make a professional judgement that such changes are in the best interest of' patient care. Supplier continually develops new tests and evaluates existing methodologies for improvement. Supplier will notify each Member of planned changes to existing methodology and/or reference ranges and provide method comparison data, upon request of the Member. Supplier agrees that it will not make changes to its test offerings, methods, and related services except for changes made based upon good faith professional judgment. Supplier will not utilize this provision to make broad changes in the scope of its services for the purpose of directly or indirectly changing its overall commitment to Members within the scope of the Supplier Agreement between Supplier and Novation. Whenever Supplier determines that it is reasonable to do so from a professional and practical standpoint, Supplier shall give Member the option to continue with an existing methodology."

2

11	12a
Policy Requirements.

Delete second sentence and replace with "Such insurance will contain a minimum combined single limit of liability for bodily injury and property damage in the amounts of not less than [***]*; will name Novation and the Clients, as their interests may appear, as additional insureds, and will contain an endorsement providing that the carrier will provide directly to all named insured copies of all notices and endorsements."
12	14
Release and Indemnity.

Delete second sentence and replace with "Such indemnification, hold harmless and right to defense will not be applicable to the extent the claim, liability, damage, action, cost or expense arises as a result of an act or failure to act of Indemnitees."
14	18a	Choice of Law. In line two, strike "the Texas courts", and replace with "the state and federal courts in the state of Texas"
15	18g
Entire Agreement.

Delete paragraph and replace with "This Agreement, together with the exhibits listed below and each Member's purchase order and Letter of Participation will constitute the entire agreement between each Member and Supplier. In the event of any inconsistency between this Agreement and a Member's purchase order or Letter of Participation, the terms of this Agreement will control, except that the Member's purchase order will supersede Sections 4 and 5 of this Agreement in the event of any inconsistency with such Sections. No other terms and conditions in any document, acceptance, or acknowledgement will be effective or binding unless expressly agreed to in writing."

3

QuickLinks

  Exhibit 10.1
INDEX OF DEFINED TERMS
EXHIBIT A PRODUCT AND SERVICE DESCRIPTION AND PRICING
Exhibit A Specialty Laboratories, Inc.
EXHIBIT B NON-PRICE SPECIFICATIONS
EXHIBIT B-1 Specialty Laboratories, Inc.—Clinical Reference Laboratory Testing LB00051 LETTER OF PARTICIPATION
EXHIBIT C SPECIAL CONDITIONS [Final Special Conditions]
EXHIBIT D AWARD LETTER [Final Letter of Award]
  Novation Acceptance of Bid Letter
EXHIBIT E OTHER INFORMATION REQUIREMENTS
Novation Electronic Communication Requirements Schedule
EXHIBIT F SUPPLIER AGREEMENT EXCEPTION RESPONSE FORM